Exhibit 10.1

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

DATED AS OF AUGUST 5, 2016

BY AND BETWEEN

MEI PHARMA, INC.

AND

HELSINN HEALTHCARE SA

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

TABLE OF CONTENTS:

ARTICLE 1	DEFINITIONS	1

ARTICLE 2	LICENSES	13

2.1	License Grants	13

2.2	Additional Licensing Provisions	13

2.3	Performance by Affiliates and Sublicensees	14

2.4	[*CONFIDENTIAL*]	15

2.5	Technology Transfer	15

2.6	Access to Raw Data	15

2.7	Ongoing Agreements	15

2.8	Improvements	16

ARTICLE 3	GOVERNANCE	17

3.1	Joint Steering Committee	17

3.2	Meetings and Minutes	17

3.3	Decision Making	18

ARTICLE 4	DEVELOPMENT	18

4.1	Development Progress Updates	18

4.2	Overview of Development	18

4.3	Development Plan	18

4.4	Development Costs	19

4.5	Records, Reports and Information	20

4.6	On-Going Studies	20

4.7	POC Study for the Second Indication	20

ARTICLE 5	REGULATORY	21

5.1	Regulatory Filings and Regulatory Approvals	21

5.2	Pharmacovigilance and Medical Inquiries	22

5.3	Regulatory Authority Communications Received by a Party	22

5.4	Recall, Withdrawal, or Market Notification of Product	23

ARTICLE 6	COMMERCIALIZATION	23

6.1	Commercialization	23

6.2	Commercialization Progress Updates	23

6.3	Licensee’s Performance	24

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

6.4	Promotional Materials	24

6.5	Product Trademarks and Product Trade Dress	25

6.6	Commercialization Data	25

ARTICLE 7	SUPPLY	25

7.1	Transfer of Existing Materials	25

7.2	Subsequent Supply; Packaging and Labeling; Certain Other Manufacturing Activities	26

7.3	MEI Supplies	26

ARTICLE 8	PAYMENTS	26

8.1	Upfront Payments	26

8.2	Milestone Payments	27

8.3	Royalty Payments	28

8.4	Royalties due under the S*BIO Agreement	30

8.5	Royalty Payments and Reports	30

8.6	Taxes and Withholding	31

8.7	Currency Conversion	32

8.8	Late Payments	32

8.9	Records; Audits	32

ARTICLE 9	PROSECUTION, MAINTENANCE AND ENFORCEMENT OF LICENSOR PATENTS	33

9.1	Licensor Patents	33

9.2	Infringement by Compound or Product	34

9.3	Infringement or Invalidation Actions by Third Parties	35

9.4	Patent Term Extensions	37

9.5	Patent Marking	37

9.6	Patent Challenge	37

ARTICLE 10	REPRESENTATIONS, WARRANTIES AND COVENANTS; COMPLIANCE	37

10.1	Mutual Representations and Warranties	37

10.2	Additional Representations, Warranties and Covenants of Licensor	38

10.3	Additional Representations, Warranties and Covenants of Licensee	40

10.4	Anti-Sandbagging; Disclaimer	41

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10.5	No Other Representations or Warranties	41

10.6	Compliance	41

ARTICLE 11	INDEMNIFICATION	42

11.1	Indemnification by Licensor	42

11.2	Indemnification by Licensee	42

11.3	Indemnification Procedures	42

11.4	Limitation of Liability	43

11.5	Insurance	44

ARTICLE 12	CONFIDENTIALITY	44

12.1	Confidential Information	44

12.2	Publicity	46

12.3	Securities Filings	46

12.4	Publications	47

12.5	Use of Names	47

12.6	Unauthorized Disclosure of Confidential Information	47

12.7	Survival	48

12.8	Prior CDA	48

ARTICLE 13	TERM AND TERMINATION	48

13.1	Term	48

13.2	Termination for Breach	48

13.3	Claims for damages	49

13.4	Termination as a Result of Bankruptcy	49

13.5	Discontinuation by Licensee	49

ARTICLE 14	EFFECTS OF EXPIRATION OR TERMINATION	49

14.1	Licenses upon Expiration	49

14.2	Effects of Termination for Cause by Licensee	49

14.3	Effects of Other Terminations	50

14.4	Rights of Licensee’s Sublicensees Upon Termination and Supply Obligations	51

14.5	Accrued Rights	51

14.6	Survival	52

14.7	Rights in Bankruptcy	52

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ARTICLE 15	MISCELLANEOUS	52

15.1	Disputes	53

15.2	Entire Agreement; Amendment	53

15.3	Force Majeure	54

15.4	Notices	54

15.5	Maintenance of Records	55

15.6	Assignment	55

15.7	Offset Rights	55

15.8	Severability	55

15.9	Cumulative Remedies	56

15.10	Ambiguities; No Presumption	56

15.11	Headings	56

15.12	Interpretation	56

15.13	Governing Law; Equitable Relief; and Jurisdiction	56

15.14	No Waiver	57

15.15	No Third Party Beneficiaries	57

15.16	Independent Contractors	57

15.17	Counterparts; Facsimile Signatures	58

SCHEDULES:

Schedule 1.14: Certain Patents [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 1.40: Licensor Know-How [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 1.41: Licensor Patents [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 1.46: On-Going Agreements [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 1.64: S*BIO Agreement [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 2.5: Technology Transfer Plan [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 4.3.2: Essential Development Elements [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 7.1: Existing Product and Compound Available for Transfer to Licensee [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

Schedule 7.3: Existing Product and Compound to be Retained by Licensor [THIS SCHEDULE HAS BEEN REDACTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. THE REDACTED SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SEC]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This License, Development and Commercialization Agreement (this “Agreement”), dated as of August 5, 2016 (the “Effective Date”), is made by and between MEI Pharma, Inc., a Delaware corporation having an office at 11975 El Camino Real, Suite 101, San Diego, CA 92130 (“Licensor”), and Helsinn Healthcare SA, a Swiss corporation having its registered office at Via Pian Scairolo 9, 6912 Pazzallo-Lugano, Switzerland (“Licensee”). Licensor and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Licensor has developed the Compound (as defined below);

WHEREAS, Licensee is interested in further developing and commercializing the Compound; and

WHEREAS, Licensor wishes to grant a license to Licensee under certain intellectual property rights related to the Compound to develop, manufacture and commercialize the Compound and Product (as defined below), and Licensee wishes to take such license, in each case in accordance with the terms and conditions set forth below; and

WHEREAS, the Parties entered into a Mutual Confidential Disclosure Agreement on December 16, 2015 (“Prior CDA”) to facilitate the discussion and evaluation of a possible transaction between the Parties.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms shall have the meanings set forth in this ARTICLE 1 or as otherwise defined elsewhere in this Agreement:

1.1 “Affiliate” means with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such person; provided, that, for purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any person, means (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise, or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of such person. For purposes of this Section 1.1, “person” means an individual, corporation, partnership, limited partnership, limited liability company, limited liability partnership, syndicate, person (including a “person” as defined in Section 13(d)(3) of the

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Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder), trust, association, entity or government or political subdivision, agency or instrumentality of a government.

1.2 “Applicable Law” means any applicable United States federal, state or local or foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law. For the avoidance of doubt, any specific references to any Applicable Law or any portion thereof, shall be deemed to include all then-current amendments thereto or any replacement or successor law, statute, standard, ordinance, code, rule, regulation, resolution, order, writ, judgment, injunction, decree, stipulation, ruling, or determination thereto.

1.3 “Azacitidine” means that certain compound referred to as azacitidine with the IUPAC name 4-Amino-1-β-D-ribofuranosyl-1,3,5-triazin-2(1H)-one, including any [*CONFIDENTIAL*].

1.4 [*CONFIDENTIAL*].

1.5 “Baseline Quarter Net Sales” means, on a country-by-country basis, the average cumulative Net Sales of the Product in such country during the [*CONFIDENTIAL*] consecutive [*CONFIDENTIAL*] that immediately precede the Calendar Quarter during which a Generic Product with respect to the Product is first commercially sold in such country. For example, if a Generic Product with respect to the Product is commercially sold in the U.S. for the first time on [*CONFIDENTIAL*], then the Baseline Quarter Net Sales with respect to the U.S. are the cumulative Net Sales of the Product in the U.S. during the [*CONFIDENTIAL*] Calendar Quarters of [*CONFIDENTIAL*] divided by [*CONFIDENTIAL*].

1.6 “Business Day” means a day other than a Saturday, Sunday, or bank or other public holiday in California and/or in the Canton of Ticino.

1.7 “Calendar Quarter” means each three (3) month period commencing January 1, April 1, July 1 or October 1 of any year; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first full Calendar Quarter thereafter, and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.

1.8 “Calendar Year” means the period beginning on the 1st of January and ending on the 31st of December of the same year; provided, however, that (a) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the same year and (b) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.

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1.9 “Change of Control” means (a) a merger or consolidation of Licensor with a Third Party that results in the voting securities of Licensor outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of Licensor, or (c) the sale or other transfer to a Third Party of all or substantially all of Licensor’s and its Affiliates’ assets.

1.10 “Clinical Trial” means a clinical trial, including any phase I trial, phase II trial, phase III trial, or phase IV trial (including any non-interventional studies, safety studies, investigator initiated clinical trial trials, and epidemiological studies), as the case may be, and as any such trial is defined by an applicable Regulatory Authority to obtain information regarding a product, including information relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of such product.

1.11 “Collaboration Patent” means any Patent Covering (i) any Invention relating to the Compound and/or Product that is conceived, reduced to practice or otherwise developed through, based on or derived from work carried out after the Effective Date under this Agreement, including in the performance of the On-Going Agreements or in connection with the On-Going Studies or the POC Study or (ii) any improvement, addition, refinement, modification, development, discovery or invention that references, is based on or is derived from the data contained in that certain document titled [*CONFIDENTIAL*], which was provided by Licensee to Licensor prior to the Effective Date, or any data that replicates or recreates such data. For clarity, Collaboration Patents are a subset of Licensee Patents.

1.12 “Commercialize” means, with respect to (a) a Royalty Product, to promote, market, distribute, sell (and offer for sale or contract to sell), import, export, or otherwise commercially exploit or provide product support for the Royalty Product and to conduct activities, other than Development or Manufacturing, in preparation for conducting the foregoing activities, including activities to produce commercialization support data and to secure and maintain market access and reimbursement, and (b) the Compound, to distribute, sell (and offer for sale or contract to sell), import or export the Compound, and to conduct activities, other than Development or Manufacturing, in preparation for conducting the foregoing activities. “Commercializing” and “Commercialization” shall have correlative meanings. For the avoidance of doubt, Commercialization does not include Development and Manufacturing.

1.13 “Commercially Reasonable Efforts” means, with respect to the efforts and resources to be expended by a Party with respect to the Compound and Product hereunder, the level of efforts and resources consistent with the efforts and resources a pharmaceutical company of similar size and situation in the exercise of its reasonable business judgment typically devotes to its own product candidates of similar market potential, at a similar stage in development or product lifecycle, taking also into account the stage of development or product lifecycle of other products in such Party’s portfolio candidates, issues of safety and efficacy, product profile, the

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proprietary position of the Compound and Product, cost of goods, the competitiveness of the marketplace, the regulatory structure involved, the likelihood of regulatory approval, the anticipated or actual profitability of the applicable product, and other technical, legal, scientific and medical considerations.

1.14 “Compound” means (i) that certain compound referred to as pracinostat, with the IUPAC name (2E)-3-(2-Butyl-1-(2-(diethylamino)ethyl)-1H-benzo[d]imidazol-5-yl)-N-hydroxyacrylamide (“Pracinostat”), and (ii) [*CONFIDENTIAL*]; provided, that the Parties acknowledge and agree that “Compound” does not include anything that is covered or claimed by any of those Patents included in Schedule 1.14.

1.15 “Control” and “Controlled by” means, with respect to any Know-How, Invention, Patent, technology, copyright, trademark or other intellectual property right, the possession by a Party or its Affiliates (whether by ownership, license grant or other means) of the legal right to grant the right to access or use, or to grant a license or a sublicense to, such Know-How, Invention, Patent right, technology, copyright, trademark or other intellectual property right as provided for herein without violating the proprietary rights of any Third Party or any terms of any agreement or other arrangement between such Party (or any of its Affiliates) and any Third Party.

1.16 “Cover”, “Covered” or “Covering” means, with respect to a Patent, that, in the absence of a license granted to a Person under a Valid Claim included in such Patent, the manufacture, use, practice, distribution or sale of the subject matter of such Patent by such Person would infringe, or contribute to or induce the infringement of, such Valid Claim, or with respect to a Patent application, as if such Valid Claim was contained in an issued Patent.

1.17 “Develop” means to research, develop, analyze, test and conduct preclinical trials, Clinical Trials, any preclinical/clinical/CMC commitments following Regulatory Approval) and all other regulatory trials, for the Compound or a Royalty Product, as well as any and all activities pertaining to manufacturing development, formulation development, including new indications, new formulations and all other activities, including regulatory activities, related to securing and maintaining Regulatory Approval, for the Compound or a Royalty Product. “Developing” and “Development” shall have correlative meanings.

1.18 “Development Activities” means those Development activities undertaken by or on behalf of Licensee with respect to the Compound or a Royalty Product.

1.19 “Dollar” or “$” means the legal tender of the United States of America.

1.20 “Executive Officer” means, with respect to each Party, an appropriate executive officer as indicated by each such Party.

1.21 “FDA” means the United States Food and Drug Administration and any successor Regulatory Authority having substantially the same function.

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1.22 “FD&C Act” means the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder.

1.23 “First Commercial Sale” means, with respect to any country, the first shipment of the Product by or on behalf of Licensee or its Affiliate or its Sublicensee to a Third Party in such country for end use or consumption of the Product in such country after Regulatory Approval of the Product in such country or, if earlier, the invoicing of a Third Party for such shipment. Sales or transfers of reasonable quantities of the Product for Clinical Trial purposes, or for compassionate or similar use, shall not be considered a First Commercial Sale.

1.24 “Force Majeure” means any circumstances whatsoever which are not within the reasonable control of the Party affected thereby, potentially including an act of God, war, act of terrorism, insurrection, riot, strike or labor dispute, shortage of materials, fire, explosion, flood, government requisition or allocation, breakdown of or damage to plant, equipment or facilities, interruption or delay in transportation, fuel supplies or electrical power, embargo, boycott, order or act of civil or military authority.

1.25 “Generic Product” means, with respect to a country, any pharmaceutical product that is distributed by a Third Party (that is not licensed or otherwise permitted by Licensee or its Affiliates or its Sublicensees) in such country (i) under a Regulatory Approval approved by a Regulatory Authority in reliance, in whole or in part, on the Regulatory Approval for the Product, including any product authorized for sale (a) [*CONFIDENTIAL*], (b) [*CONFIDENTIAL*], or (c) [*CONFIDENTIAL*], and (ii) which product (a) contains the same active pharmaceutical ingredient(s) as the Product, (b) [*CONFIDENTIAL*] and (c) [*CONFIDENTIAL*].

1.26 “Good Clinical Practices” or “GCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (i) as set forth in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for trials on medicinal products, (ii) the Declaration of Helsinki (1964) as last amended at the 64th World Medical Association in October 2013 and any further amendments or clarifications thereto, (iii) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application), as may be amended from time to time, and (iv) the equivalent Applicable Law in any relevant country, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

1.27 “Good Laboratory Practices” or “GLP” means the then-current standards, practices and procedures promulgated or endorsed by (a) the European Commission Directive 2004/10/EC relating to the application of the principles of good laboratory practices as well as “The rules governing medicinal products in the European Union,” Volume 3, Scientific

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guidelines for medicinal products for human use (ex - OECD principles of GLP), (b) the FDA as defined in 21 C.F.R. Part 58, and (c) the equivalent Applicable Law in any relevant country, each as may be amended and applicable from time to time.

1.28 “Good Manufacturing Practices” or “GMP” means all applicable Good Manufacturing Practices including, as applicable, (i) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Sections 210, 211, 601 and 610, (ii) the principles detailed in the ICH Q7 guidelines, and (iii) the equivalent Applicable Law in any relevant country, each as may be amended and applicable from time to time.

1.29 “GxPs” means each of GCP, GLP and GMP as and to the extent applicable.

1.30 “Government Official” means: (i) any official, officer, employee, representative, or anyone acting in an official capacity on behalf of: (a) any government or any department or agency thereof; (b) any public international organization (such as the United Nations, the International Monetary Fund, the International Red Cross, or the World Health Organization), or any department, agency, or institution thereof; or (c) any government-owned or controlled company, institution, or other entity, including a government-owned hospital or university; (ii) any political party or party official; and (iii) any candidate for political office.

1.31 “Governmental Authority” means any United States federal, state or local, or any foreign, government or political subdivision thereof, or any multinational organization or authority, or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body. For clarity, any Regulatory Authority shall be a Governmental Authority.

1.32 “IND” means an investigational new drug application, clinical trial authorization or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.33 “Invention” means any improvement, addition, refinement, modification, development, discovery or invention, whether or not patentable, that is conceived, reduced to practice or otherwise developed by either Party, or by both Parties, under this Agreement.

1.34 “Joint Invention” means any Invention conceived, reduced to practice or otherwise developed by one (1) or more employees or contractors of Licensee and one (1) or more employees or contractors of Licensor.

1.35 “Know-How” means all secret and substantial technical, scientific, regulatory and other information, results, knowledge, techniques, in whatever form and whether or not confidential, patented or patentable, including Inventions, invention disclosures, discoveries, plans, processes, practices, methods, knowledge, trade secrets, know-how, instructions, skill, experience, ideas, concepts, data (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, safety, quality control, and preclinical and clinical data),

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formulae, formulations, compositions, specifications, marketing, pricing, distribution, cost, sales and manufacturing data or descriptions. Know-How does not include any Patent claiming any of the foregoing.

1.36 “Licensed Field” means all uses and indications in human and animal health.

1.37 “Licensee Know-How” means any and all Know-How, whether or not patented or patentable, to the extent Controlled by, or on behalf of, Licensee or its Affiliates following the Effective Date or at any time thereafter during the Term (other than the Licensor Know-How) that is specifically related to the Development, Manufacture, Commercialization or other use of the Compound or Product.

1.38 “Licensee Patent” means any Patent, including any Collaboration Patent, that (i) claims a priority date after the Effective Date, (ii) is Controlled by Licensee (or its Affiliates) during the Term (other than the Licensor Patents) and (iii) contains one or more claims Covering the Compound and/or Product (including the Development, Manufacturing or Commercialization of the Compound and/or Product).

1.39 “Licensee Technology” means Licensee Know-How and Licensee Patents.

1.40 “Licensor Know-How” means any and all Know-How, whether or not patented or patentable, to the extent Controlled by, or on behalf of, Licensor or its Affiliates as of the Effective Date or at any time during the Term that is necessary in connection with the Development, Manufacture, Commercialization or other use of the Compound or Product as contemplated herein. Licensor Know-How Controlled by Licensor as of the Effective Date is either outlined in Schedule 1.40 or will be included by Licensor in the transfer under the Technology Transfer Plan. Notwithstanding the foregoing, “Licensor Know-How” does not include any Know-How that is owned or in-licensed by a Third Party described in the definition of “Change of Control” or such Third Party’s Affiliates (a) prior to the closing of such Change of Control, except to the extent that any such Know-How was Controlled by Licensor or any of its Affiliates prior to such Change of Control, or (b) after such Change of Control (other than arising from (i) Licensor’s or any of its Affiliates’ performance of activities hereunder or (ii) the use of any Licensor Technology or Licensee Technology).

1.41 “Licensor Patent” means (i) the Patents set forth on Schedule 1.41, including patents issuing from any patent application set forth on Schedule 1.41 (ii) [*CONFIDENTIAL*], (iii) all provisional applications, substitutions, continuations, continuations-in-part, divisionals, renewals, patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, Patent Term Extensions, supplementary protection certificates or the equivalent thereof, and foreign counterparts of any of the foregoing, and (iv) [*CONFIDENTIAL*]. For the sake of clarity, the term “Licensor Patent” shall not be construed to include any Collaboration Patent or any Patent that Covers (or otherwise claims) a Joint Invention. Notwithstanding the foregoing, “Licensor Patent” does not include [*CONFIDENTIAL*].

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1.42 “Licensor Technology” means Licensor Know-How and Licensor Patents.

1.43 “Manufacture” or “Manufacturing” or “Manufactured” means, with respect to the Compound and Product, the receipt, handling and storage of active pharmaceutical ingredients, drug substance or drug product and other materials, the manufacturing, processing, Packaging and Labeling, holding (including storage), quality assurance and quality control testing (including release) of the Compound and Product (other than quality assurance and quality control related to development of the manufacturing process, which activities shall be considered Development activities) and shipping of the Compound and Product.

1.44 “Marketing Authorization Application” or “MAA” means an application to the appropriate Regulatory Authority for approval to market and sell the Product (but excluding Pricing Approval) in any particular country or regulatory jurisdiction.

1.45 “Net Sales” means, with respect to a Royalty Product ([*CONFIDENTIAL*]), the gross amount invoiced for sales of a Royalty Product by Licensee or its Sublicensees to Third Parties (other than Third Parties that are also Affiliates or Sublicensees of Licensee), less the following deductions from such gross amounts to the extent attributable to such Royalty Product and to the extent actually incurred, allowed, accrued or specifically allocated:

(a) trade, cash and quantity discounts actually given;

(b) price reductions or rebates, retroactive or otherwise, or charge backs actually granted or paid to Governmental Authorities, group purchasing organizations, Third Party payors (including managed health care organizations) or trade customers;

(c) amounts repaid or credited by reason of rejections, defects, return goods allowance, recalls or returns;

(d) reasonable and customary freight, shipping insurance and other transportation charges directly related to the sale of the Royalty Product separately stated on the invoice to the Third Party;

(e) fees for any services provided by wholesalers and warehousing chains related to the distribution of such Royalty Product; and

(f) sales, value-added, excise taxes, tariffs and duties, and other taxes and government charges directly related to the sale, to the extent that such items are included in the gross invoice price of the Royalty Product and actually borne by Licensee or its Sublicensees without reimbursement from any Third Party (other than Third Parties that are also Affiliates or Sublicensees of Licensees) (but not including taxes assessed against the income derived from such sale);

all as determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”) on a basis consistent with Licensee’s or its Sublicensee’s, as applicable, annual audited financial statements.

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The transfer of a Royalty Product between or among Licensee and its Affiliates or Sublicensees for resale (which resale will give rise to Net Sales), use in a Clinical Trial or use as a free marketing sample, will not be considered a sale.

Upon the sale or other disposal of a Royalty Product, such sale, disposal or use will be deemed to constitute a sale with the consideration for the sale being the consideration for the relevant transaction and constituting Net Sales hereunder, or if the consideration is not a monetary amount, a sale will be deemed to have occurred for a price assessed on the value of whatever consideration has been provided in exchange for the sale. Disposal of a Royalty Product for or use of a Royalty Product in Clinical Trials or as free samples will not give rise to any deemed sale under this definition. Such amounts will be determined from the books and records of Licensee and its Sublicensees maintained in accordance with GAAP or corresponding accounting standards in any other jurisdiction, consistently applied throughout the organization.

In no event shall any particular amount of deduction identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of deductions).

1.46 “On-Going Agreements” means certain agreements and specific work orders entered into by Licensor with Third Parties as of the Effective Date with respect to the Compound and/or the Product, as such agreements and work orders are listed in Schedule 1.46.

1.47 “On-Going Studies” means, collectively, (i) those Clinical Trials involving the Compound internally designated by Licensor as [*CONFIDENTIAL*] respectively, and (ii) that certain Clinical Trial [*CONFIDENTIAL*], with clinicaltrial.gov identifier [*CONFIDENTIAL*].

1.48 “Patents” means any and all (i) issued patents, (ii) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisionals and renewals, and all patents granted thereon, (iii) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, Patent Term Extensions, supplementary protection certificates or the equivalent thereof, (iv) inventor’s certificates, (v) other forms of government-issued rights substantially similar to any of the foregoing, and (vi) United States and foreign counterparts of any of the foregoing.

1.49 “Patent Term Extension” means any term extensions, supplementary protection certificates and equivalents thereof offering Patent protection beyond the initial term with respect to any issued Patents.

1.50 “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, Governmental Authority, association or other entity.

1.51 “POC Study” means a Clinical Trial of the Product for the Second Indication.

1.52 “Pre-Marketing” means all sales and marketing and medical affairs activities undertaken prior to and in preparation for the launch of the Product. Pre-Marketing shall include

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market research, key opinion leader development, advisory boards, medical education, disease-related public relations, health care economic studies, sales force training and other pre-launch activities prior to the First Commercial Sale of the Product in a given country or other regulatory jurisdiction.

1.53 “Pricing Approval” means, with respect to any country where a Governmental Authority authorizes reimbursement or access, or approves or determines pricing, for pharmaceutical products, receipt of such reimbursement or access authorization or pricing approval or determination (as the case may be).

1.54 “Product” means any pharmaceutical product, containing the Compound, whether or not as the sole active ingredient, and in any dosage, form or formulation ready for dispensing to or consumption by an end-user. For clarity, (i) the Compound in drug substance form (as opposed to the drug dosage form) shall constitute the Compound, but not the Product, and (ii) the term “Product” shall not be construed to include any proprietary compounds of Licensor or any of its Affiliates other than the Compound.

1.55 “Product Complaint” means any written, verbal or electronic expression of dissatisfaction regarding Product sold by or on behalf of Licensee or its Sublicensees, including reports of actual or suspected product tampering, contamination, mislabeling or inclusion of improper ingredients.

1.56 “Promotional Materials” means all written, printed, video or graphic advertising, promotional, educational and communication materials (other than the Product labels and package inserts) for marketing, advertising and promoting of the Product, for use (i) by a Sales Representative or (ii) in advertisements, web sites or direct mail pieces.

1.57 “Qualified Sublicensee” means (a) any Affiliate of Licensee that is headquartered and incorporated in the United States, or (b) a reputable Third Party that has (i) the capability to effectively market, distribute and sell the Product in [*CONFIDENTIAL*] [*CONFIDENTIAL*] through a dedicated sales force, (ii) has a strategic focus [*CONFIDENTIAL*], and (iii) has been actively commercializing products [*CONFIDENTIAL*] in [*CONFIDENTIAL*] for at least the [*CONFIDENTIAL*] preceding the execution of a sublicense agreement with Licensee.

1.58 “Regulatory Approval” means, with respect to any pharmaceutical product in any regulatory jurisdiction for a given indication, approval from the applicable Regulatory Authority permitting the distribution, use and sale of such pharmaceutical product in such regulatory jurisdiction for such indication in accordance with Applicable Law.

1.59 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or Pricing Approval of a pharmaceutical product in such country or regulatory jurisdiction.

1.60 “Regulatory Data” means any and all research data, pharmacology data, chemistry, manufacturing and control data, preclinical data, clinical data and all other

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documentation submitted, or required to be submitted, to Regulatory Authorities in association with regulatory filings for the Product (including any applicable Drug Master Files (“DMFs”), Chemistry, Manufacturing and Control (“CMC”) data, or similar documentation).

1.61 “Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority that are necessary in order to Develop, Manufacture, obtain marketing authorization, market, sell or otherwise Commercialize the Product in a particular country or regulatory jurisdiction. Regulatory Materials include INDs, MAAs, presentations, responses, and applications for other Regulatory Approvals.

1.62 “Royalty Product” means (i) the Product or (ii) [*CONFIDENTIAL*].

1.63 “Royalty Term” means, on a country-by-country basis, the following:

1.63.1 with respect to each Tier 1 Country, the period of time beginning on the First Commercial Sale of the Product in such country and ending upon the later of (i) the date of expiration of the last to expire Licensor Patent or Collaboration Patent containing a Valid Claim Covering the Commercialization, Manufacturing or use, but where the only remaining Valid Claim Covers a method of use, only a use in an indication that is approved and included in Promotional Materials used by Licensee or its Sublicensees in the applicable jurisdiction, of the Compound or Product in such country, (ii) fifteen (15) years from First Commercial Sale of the Product in such country, or (iii) the date of expiration of data exclusivity as conferred by a competent Regulatory Authority for the Product in such country; and

1.63.2 with respect to each Tier 2 Country, the period of time beginning on the First Commercial Sale of the Product in such country and ending after fifteen (15) years from First Commercial Sale of the Product in such country.

1.64 “S*BIO Agreement” means the Asset Purchase Agreement between S*BIO Pte Ltd. (“S*BIO”) and Licensor, dated as of August 7, 2012, in the form attached hereto in Schedule 1.64, as may be amended from time-to-time only in accordance with Section 10.2.14.

1.65 “Sales Representative” means an individual who is employed by a Party and who performs details and other promotional efforts with respect to the Product.

1.66 “Second Indication” means the use of the Product in combination with Azacitidine for the treatment of intermediate and/or high risk and/or very high risk myelodysplastic syndrome (MDS).

1.67 “Target Indication” means the use of the Product in combination with Azacitidine for the treatment of patients with diagnosed acute myeloid leukemia (AML) who are “unfit” for intensive chemotherapy. The Parties acknowledge and agree that “unfit” will be construed broadly to include all synonyms thereof and analogous concepts with respect thereto, including “unsuited” and “not able” to receive intensive chemotherapy.

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1.68 “Territory” means all countries worldwide.

1.69 “Third Indication” means any indication other than the Target Indication or the Second Indication.

1.70 “Third Party” means any Person other than Licensor, Licensee or their respective Affiliates.

1.71 “Tier 1 Country” means any of the following countries: [*CONFIDENTIAL*].

1.72 “Tier 2 Country” means any country in the Territory other than a Tier 1 Country.

1.73 “United States” or “U.S.” means the United States of America and its possessions and territories.

1.74 “Valid Claim” with respect to any country, means (i) a claim of an issued and unexpired Patent in such country which has not been revoked, held unenforceable, unpatentable or invalid by an administrative agency, court or other governmental agency of a competent jurisdiction in a final and non-appealable decision (or decision unappealed within the time allowed for appeal), and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise and (ii) a claim in a pending Patent application that is being prosecuted in good faith and has not been pending for more than [*CONFIDENTIAL*] from the first office action date with respect to such Patent application (for clarity, a Patent application pending longer than such [*CONFIDENTIAL*] period would become a Valid Claim after such period upon the issuance of the relevant Patent).

1.75 Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“AAA”	15.1.2
“Agreement”	Preamble
“Audit”	8.9
“Bankrupt Party”	14.7
“Breaching Party”	13.2.1
“Claim”	11.1
“CMC”	1.60
“Commercialization Data”	6.6
“Confidential Information”	12.1.1
“Courts”	15.13.3

Term	Section
“Development Plan”	4.3.1
“Dispute”	15.1
“DMFs”	1.60
“Effective Date”	Preamble
“Essential Development Elements”	4.3.2
“External Data”	2.6
“External Know-How”	10.2.8
“GAAP”	1.45

Term	Section
“ICH”	1.26
“Indemnified Party”	11.3.1
“Indemnifying Party”	11.3.1
“Infringement Claim”	9.2(a)
“JSC”	3.1
“LIBOR”	8.8
“Licensee”	Preamble
“Licensor”	Preamble
“Losses”	11.1
“Milestone Notification	8.2

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Term	Section
Notice”
“Packaging and Labeling”	7.2
“Party” or “Parties”	Preamble
“Pracinostat”	1.14
“Prior CDA”	Recitals
“Product	6.5.1

Term	Section
Trade Dress”
“Product Trademark”	6.5.1
“Recovery”	9.3(c)(v)
“S*BIO”	1.64
“Sublicensee”	2.3.2
“Term”	13.1
“Technology	2.5

Term	Section
Transfer Plan”
“Upfront Payment”	8.1
“VAT”	8.6.1

ARTICLE 2

LICENSES

2.1 License Grants.

2.1.1 Grant to Licensee. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee during the Term an exclusive (even as to Licensor, but subject to the sentence in this Section 2.1.1 beginning with “For clarity”), payment-bearing license with the right to sublicense only in accordance with Section 2.3.2, under and with respect to the Licensor Technology, to, directly or indirectly, Develop, Manufacture and Commercialize the Compound and Product in and for the Licensed Field throughout the Territory. For clarity, but without limiting the scope of the preceding sentence, (i) Licensor shall have the right to use the Licensor Technology for the sole and limited purposes of performing its obligations under this Agreement, and (ii) Licensee and its Affiliates shall not promote, market, distribute or sell the Compound to end-users, but may sell (including related distribution, importing and exporting) or otherwise supply the Compound to Affiliates and/or Sublicensees and/or Third Party manufacturers for further Manufacturing into Product for sale to end-users.

2.1.2 Grant to Licensor. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Licensor during the Term a non- exclusive, royalty free license, with the right to sublicense ([*CONFIDENTIAL*]), under and with respect to the Licensee Technology, for the sole and limited purposes of performing its obligations under this Agreement.

2.2 Additional Licensing Provisions.

2.2.1 Negative Covenant. Licensee covenants that it will not use or practice any of Licensor’s rights to and under the Licensor Patents or other intellectual property rights licensed (or sublicensed, as applicable) to it under this ARTICLE 2, except for the purposes expressly permitted in the applicable license grant.

2.2.2 Freedom to Operate. In addition to the exclusive license granted under Section 2.1.1, Licensor hereby grants to Licensee a non-exclusive license under [*CONFIDENTIAL*] that are (i) Controlled by Licensor or its Affiliates during the Term and (ii) necessary to Develop, Manufacture and Commercialize the Compound and the Product in the Licensed Field in the Territory.

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2.2.3 No Implied Licenses; Retained Rights. Except as explicitly set forth in this Agreement, Licensor does not grant any license, express or implied, under its intellectual property rights to Licensee, whether by implication, estoppel or otherwise.

2.3 Performance by Affiliates and Sublicensees.

2.3.1 Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates; provided, however, that each Party shall remain responsible for the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhausts any right, power or remedy, or proceed against an Affiliate, for any obligation or performance hereunder prior to proceeding directly against such Party with respect to such obligation or performance. Wherever in this Agreement the Parties delegate responsibility to Affiliates, the Parties agree that such entities may not amend the terms of this Agreement or act contrary to its terms in any way. Notwithstanding the foregoing, or anything to the contrary herein, an Affiliate of Licensee shall not have the right to promote, market or sell the Product to end users unless such Affiliate is a Sublicensee under and in accordance with Section 2.3.2; provided, that, Licensee’s Affiliates may sell (including related distribution, exporting and importing of) Compound and Product to other Affiliates of Licensee and Sublicensees (and, for clarity, which sales are not Net Sales).

2.3.2 Sublicensees. Licensee shall have the right (but not the obligation) to sublicense those rights granted to it under Section 2.1.1 and Section 2.2.2 to (i) any Affiliate or Third Party outside of the United States, without the prior written consent of Licensor, (ii) a Qualified Sublicensee [*CONFIDENTIAL*], without the prior written consent of Licensor, and (iii) any other Third Parties [*CONFIDENTIAL*], with Licensor’s prior written consent, not to be unreasonably withheld or delayed (each of (i) through (iii), a “Sublicensee”), which sublicenses may include the right of such Sublicensees to grant further sublicenses on terms consistent with this Section 2.3.2 (and any such sub-sublicensees, regardless of the number of tiers, shall be a “Sublicensee”). Each sublicense granted by Licensee or its Sublicensees shall be consistent with the terms and conditions of this Agreement. Licensee shall provide Licensor notice of each sublicense promptly after the execution, and prior to any public disclosure, thereof identifying the Sublicensee, the countries involved and whether such Sublicensee is being granted the right(s) to Develop, Manufacture and/or Commercialize the Compound and/or Product. Licensee shall remain responsible for the performance or non-performance of all of its obligations under this Agreement by any Sublicensees as if such actions or inactions were being taken, or omitted, directly by Licensee and, accordingly, Licensee shall have such cure rights, if any, as are provided to Licensee hereunder in connection with any such actions or inactions as may constitute a breach of this Agreement. Without limiting Licensee’s obligations under this Agreement, Licensee shall enforce the terms of each relevant sublicense agreement as Licensee will deem appropriate in the best interest of the Product. Licensee hereby expressly waives any requirement that Licensor exhaust any right, power or remedy, or proceed against a subcontractor, for any obligation or performance hereunder prior to proceeding directly against Licensee. For the avoidance of doubt, and notwithstanding the grant of any sublicense

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with respect to any one or more countries, Licensee will remain directly responsible for all amounts owed to Licensor under this Agreement.

2.4 [*CONFIDENTIAL*].

2.5 Technology Transfer. In accordance with the transfer plan set forth on Schedule 2.5 hereto (the “Technology Transfer Plan”), Licensor shall transfer to Licensee, and Licensee shall accept, the Licensor Know-How, Regulatory Materials, Regulatory Data and other technical information that is described in the Technology Transfer Plan and other, if any, Licensor Know-How, Regulatory Materials and Regulatory Data Controlled by Licensor as of the Effective Date, to permit and enable Licensee or its Affiliates to Develop and Manufacture the Compound and the Product pursuant to the terms of this Agreement. The implementation and transfer of information and materials pursuant to this Section 2.5 shall be conducted through electronic, email and teleconference consultation between the Parties as set forth in the Technology Transfer Plan. Without limiting the foregoing, subject to the availability of Licensor’s personnel, Licensor shall provide reasonable assistance to Licensee, upon Licensee’s reasonable request therefor, for a period not to exceed [*CONFIDENTIAL*] following the Effective Date, in interpreting and understanding the Licensor Know-How to facilitate the effective adoption thereof. In addition, Licensor shall, [*CONFIDENTIAL*]. For clarity, in the event that [*CONFIDENTIAL*], then [*CONFIDENTIAL*]. In addition to the foregoing transfer obligations, the Parties will take such steps as are necessary for Licensor to continue conducting the On-Going Studies and the POC Study under the IND(s) transferred to Licensee. Licensee may only use the Regulatory Materials and Regulatory Data provided by Licensor hereunder in accordance with the rights granted to Licensee under Section 2.1.1.

2.6 Access to Raw Data. If reasonably required by Licensee and not previously provided, Licensor shall, upon reasonable notice from Licensee, provide Licensee with an opportunity to review and use any original documentation and raw data related to the Compound and/or the Product that is in Licensor’s or its Affiliates’ Control on the Effective Date or at the time of Licensee’s request; provided, that the foregoing obligation to provide any such raw data shall not include raw data that was generated prior to Licensor coming to Control the Compound and Product and that was never in Licensor’s possession (the “External Data”). If Licensee or Licensor becomes aware of the existence of such External Data after the Effective Date, then upon request by Licensee, Licensor shall provide reasonable assistance to Licensee in locating and acquiring access to such External Data from the entity in possession of such External Data. For clarity, Licensor shall have no obligation under this Section 2.6 to generate any new documentation, raw data or analysis thereof.

2.7 Ongoing Agreements.

2.7.1 Licensor shall comply with the relevant terms and conditions of the Ongoing Agreements and shall use Commercially Reasonable Efforts to complete, or cause the completion of, the activities provided for in each Ongoing Agreement (i.e., the completion of the activities under the specific work orders identified in Schedule 1.46) as expeditiously as possible. Licensor shall regularly discuss with Licensee and shall keep Licensee informed regarding

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relevant activities under each Ongoing Agreement as reasonably requested by Licensee. Licensee shall also be entitled to [*CONFIDENTIAL*] with the Third Party counter-parties to the Ongoing Agreements and will [*CONFIDENTIAL*] of any such [*CONFIDENTIAL*]. In case of any disagreement between the Parties with respect to any such activity, [*CONFIDENTIAL*] shall have the right to make the final decision; provided, that [*CONFIDENTIAL*] cannot exercise its decision-making authority in any way that (i) would cause [*CONFIDENTIAL*] to be in breach of [*CONFIDENTIAL*] or (ii) would impose upon [*CONFIDENTIAL*] any additional obligations (e.g., in terms of employee allocation) without [*CONFIDENTIAL*] prior written consent. All fees and payments incurred by Licensor in connection with the Ongoing Agreements shall be borne by Licensee and shall be reimbursed upon presentation by Licensor of the relevant invoice accompanied by appropriate written evidence of the expenses incurred, provided however that Licensee shall not be obliged to reimburse any amount that (i) was not contemplated in the relevant Ongoing Agreement, and (ii) was not previously authorized in writing by Licensee (provided, further, that, the Parties acknowledge and agree that all amounts in connection with activities planned or ongoing under the Ongoing Agreements as of the Effective Date and already disclosed to Licensee prior to the Effective Date have been previously authorized by Licensee). Licensee may request changes to an Ongoing Agreement and Licensor will use Commercially Reasonable Efforts to cause any such change to be implemented under the applicable Ongoing Agreement, subject to Licensee’s payment of all documented fees and payments incurred by Licensor in connection with such change.

2.7.2 All results, information, and data arising out of the activities conducted under the Ongoing Agreements shall be timely communicated to Licensee and put at Licensee’s disposal for use by Licensee in accordance with the terms and conditions of this Agreement.

2.8 Improvements. Subject to the terms and conditions of this Agreement, Licensee shall have the right to develop and carry out, directly or indirectly, and to license to its Affiliates and Third Parties, whatever improvement, addition, refinement, modification or development, whether patentable or not, it deems fit with respect to the Compound and the Product.

2.8.1 Licensee will be the exclusive owner of any and all Inventions generated with regard to the Compound and/or the Product which are conceived, reduced to practice or otherwise developed by Licensee and/or any of its Affiliates or Sublicensees or any employee, agent or other person acting on behalf of Licensee, and of any resulting Patent (which shall be a Licensee Patent).

2.8.2 Licensee will be the sole owner of all Joint Inventions generated with regard to the Compound and/or the Product. Licensor may be listed as inventor so as to establish joint inventorship in the case of any relevant Patent or Collaboration Patent claiming a Joint Invention, which shall in any event constitute a Licensee Patent. For clarity, the Parties hereby acknowledge and agree that Licensor shall have no right to conduct any activities with respect to the Compound and the Product after the Effective Date, except as expressly provided

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for under this Agreement, including activities in connection with the Ongoing Studies, the POC Study and the Ongoing Agreements.

2.8.3 For clarity, [*CONFIDENTIAL*] shall at any time have the right to decide whether to file any application for a [*CONFIDENTIAL*] Patent, including any [*CONFIDENTIAL*] Patent, as well as to maintain, prosecute and enforce any such [*CONFIDENTIAL*] Patent (including [*CONFIDENTIAL*] Patent) in any country of the Territory at its sole discretion, and [*CONFIDENTIAL*] shall use Commercially Reasonable Efforts to support and/or assist, bearing exclusively [*CONFIDENTIAL*] own internal costs, as may be reasonably required by [*CONFIDENTIAL*] in connection therewith.

2.8.4 [*CONFIDENTIAL*] hereby assigns to [*CONFIDENTIAL*] all right, title and interest that it or its Affiliates or their respective employees or contractors may have in and to the [*CONFIDENTIAL*] Patents, together with the right to sue for past, present, and future infringement thereof. With respect to agreements executed after the Effective Date, if any, [*CONFIDENTIAL*] shall require that all of its and its Affiliates’ employees and contractors conducting any activities with respect to the Compound or Product execute a written agreement with [*CONFIDENTIAL*] pursuant to which (i) such employees and contractors assign to [*CONFIDENTIAL*] all of their right, title and interest that they may have with respect to any Invention pertaining to the Compound or Product, and (ii) agree to maintain the confidentiality of all such Inventions on terms consistent with the provisions of ARTICLE 12.

ARTICLE 3

GOVERNANCE

3.1 Joint Steering Committee. Promptly following the Effective Date, Licensee and Licensor will establish a joint steering committee (“JSC”), consisting of six (6) people, with three (3) representatives appointed by Licensor and three (3) representatives appointed by Licensee. The JSC will be chaired by one of Licensee’s representatives. The role of the JSC shall be advisory in nature, with the main purpose of serving as a forum for the sharing of information and facilitating communications between the Parties regarding Development Activities and Commercialization.

3.2 Meetings and Minutes.

3.2.1 The JSC shall meet at least quarterly for the first two (2) Calendar Years, and thereafter twice per Calendar Year, or as often as needed and as agreed by the Parties, with each Party bearing its own costs and expenses for organization and participation. Meetings may be in-person, or by telephone conference call, or internet meeting, as determined by the JSC members for each meeting. Employees or consultants of a Party who are not representatives of the Parties on the JSC may attend JSC meetings; provided, however, that such attendees are bound by obligations of confidentiality and non-disclosure consistent with ARTICLE 12.

3.2.2 Licensee will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect material decisions made and action items identified at such meetings. Definitive minutes of all JSC meetings shall be finalized no later

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than ten (10) Business Days after the meeting to which the minutes pertain. If at any time during the preparation and finalization of the meeting minutes, the Parties do not agree on any issue with respect to the minutes, such issue shall be recorded in the finalized minutes for said meeting.

3.3 Decision Making.

3.3.1 Without prejudice to the provisions of Section 3.3.2 below, the JSC shall attempt to make decisions by consensus of the representatives present, with each Party having a single vote irrespective of the number of representatives of such Party in attendance or by a written resolution signed by at least one (1) representative appointed by each Party.

3.3.2 If the JSC cannot, or does not, reach consensus on an issue which has been discussed during a meeting of the JSC, within five (5) Business Days after the matter has first been discussed by the JSC, or any shorter term which is required by specific circumstances, then such issue will first be referred to the respective Executive Officers of the Parties to try to reach a mutually acceptable resolution. In the event that the Executive Officers of each Party are unable to resolve such dispute in good faith within five (5) Business Days, and provided that the Executive Officers have discussed such matter, then [*CONFIDENTIAL*] shall have the sole authority to decide such matter; provided that any final determination made by [*CONFIDENTIAL*] under this Section 3.3.2 shall (i) be consistent with the terms of this Agreement (and shall not amend this Agreement) and (ii) not require [*CONFIDENTIAL*] to conduct any activities or bear any additional expense without the [*CONFIDENTIAL*] prior written consent. For the avoidance of any doubt, it is hereby expressly agreed that Licensee shall have the right to decide on all steps to be taken in connection with the Development and/or the Commercialization of the Product; provided, that all such Development and/or Commercialization shall be conducted in accordance with the terms and conditions of this Agreement.

ARTICLE 4

DEVELOPMENT

4.1 Development Progress Updates. At the end of each [*CONFIDENTIAL*], Licensee shall provide Licensor with a report regarding the progress of Development Activities during the previous [*CONFIDENTIAL*]. Without limiting the foregoing, reasonably prior to each meeting of the JSC, each Party shall provide the other Party with a written summary regarding material Development activities that it has directly or indirectly conducted, if any, since the previous JSC meeting, and shall provide copies of any specific information that the other Party may reasonably request with respect such summary.

4.2 Overview of Development. Subject to the terms and conditions of this Agreement, Licensee shall be responsible for the Development of the Product as set forth herein. Licensee shall use Commercially Reasonable Efforts to perform Development Activities for the Product to achieve the development milestones set forth in Section 8.2.

4.3 Development Plan.

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4.3.1 Licensee shall (i) use Commercially Reasonable Efforts to carry out Development Activities (other than those constituting Essential Development Elements) pursuant to a development plan (as amended from time to time pursuant to this Section 4.3, the “Development Plan”) in accordance with the tentative time frames indicated in the Development Plan and (ii) carry out the Essential Development Elements pursuant to the Development Plan in accordance with the tentative time frames indicated in the Development Plan. Subject to Section 4.3.2, the Development Plan shall be provided by Licensee to Licensor and the JSC within [*CONFIDENTIAL*] of the Effective Date.

4.3.2 The Development Plan shall in any and all events be consistent with Schedule 4.3.2 (the subject matter of such Schedule, “Essential Development Elements”). In addition, the Development Plan shall include CMC activities, preclinical studies and Clinical Trials necessary for obtaining and maintaining Regulatory Approval, with respect to the Product and the projected timeline for completing such Development Activities. Licensee may update the Development Plan from time-to-time to reflect any material changes, reprioritizations of, or additions to the Development Plan. Such updated Development Plan shall be discussed in the following JSC meeting and Licensee will consider (but will [*CONFIDENTIAL*]) any comments provided by the JSC in good faith. Once Licensee has considered, and to the extent applicable, incorporated any comments by the JSC, it shall provide Licensor with a copy of such amended Development Plan. Notwithstanding anything to the contrary in this Agreement, the Development Plan shall continue to include the Essential Development Elements, except to the extent that Licensor grants its consent to the modification of any Essential Development Element, which consent shall not be unreasonably withheld or delayed.

4.3.3 Licensee shall conduct the Development Activities in accordance with sound and ethical business and scientific practices, and in compliance with all Applicable Law, including GCPs and GLPs, and also including all applicable data privacy and data protection laws. In addition, Licensee shall not use in any capacity, in connection with its Development of the Compound or Product hereunder, any Person who has been debarred pursuant to Section 306 of the FD&C Act (or similar Applicable Law outside of the U.S.), or who is the subject of a conviction described in such section, and Licensee shall inform Licensor in writing immediately if it or any Person who is performing services for Licensee hereunder is debarred or is the subject of a conviction described in Section 306 (or similar Applicable Law outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to Licensee’s knowledge, is threatened, relating to the debarment of Licensee or any Person used in any capacity by Licensee in connection with its Development of the Compound or Product hereunder.

4.4 Development Costs. As between the Parties, Licensee shall be solely responsible for one hundred percent (100%) of all Development costs incurred by or on behalf of Licensee or its Affiliates or Sublicensees, with respect to any Development Activities, except to the extent otherwise set forth in the Technology Transfer Plan and excluding, for clarity, Development Activities with respect to the On-Going Studies and the activities set forth at Section 4.7 with respect to the POC Study for the Second Indication.

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4.5 Records, Reports and Information.

4.5.1 General. Each Party shall maintain current and accurate records (in sufficient detail and in good scientific manner appropriate for regulatory and patent purposes) of all work conducted by it or on its behalf (including, with respect to Licensee, work conducted by its Affiliates and Sublicensees in accordance with Section 2.3) under the Development Plan or in connection with the On-Going Studies, the On-Going Agreements and the POC Study in full compliance with GxPs and any and all Applicable Laws.

4.5.2 Access to Records. [*CONFIDENTIAL*] shall have the right to review all records in connection with the [*CONFIDENTIAL*], the activities performed under [*CONFIDENTIAL*], and the [*CONFIDENTIAL*] Controlled by [*CONFIDENTIAL*] upon written request and the Parties’ reasonable agreement regarding an appropriate time for such audit.

4.6 On-Going Studies. Licensor will use Commercially Reasonable Efforts to conduct, or have conducted, and finalize the On-Going Studies as soon as reasonably possible. Licensor has conducted and shall conduct the Ongoing Studies in accordance with sound and ethical business and scientific practices, and in compliance with all Applicable Law, including GCPs and GLPs, and also including all applicable data privacy and data protection laws. In addition, Licensor has not used and shall not use in any capacity, in connection with the Ongoing Studies, any Person who has been debarred pursuant to Section 306 of the FD&C Act (or similar Applicable Law outside of the U.S.), or who is the subject of a conviction described in such section, and Licensor shall inform Licensee in writing immediately if it or any Person who is performing services for Licensor hereunder is debarred or is the subject of a conviction described in Section 306 (or similar Applicable Law outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to Licensor’s knowledge, is threatened, relating to the debarment of Licensor or any Person used in any capacity by Licensee in connection with the On-Going Studies. Licensee shall have the right to review and comment on the clinical study report and/or appendices of the On-Going Studies.

4.7 POC Study for the Second Indication.

4.7.1 Promptly following the Effective Date, the Parties shall discuss and seek agreement in good faith on the protocol for the performance of the POC Study, the contract research organization to be engaged and the relevant budget for such POC Study. Licensor shall be responsible for performance of the POC Study in accordance with Applicable Laws and subject to Section 4.6 applied mutatis mutandis with respect to the POC Study; provided, that, in the event that the external costs associated with the POC Study exceed USD [*CONFIDENTIAL*], then the Parties shall confer and shall seek an agreement in good faith following the procedure described at Section 3.3.2, provided however that in case that the Parties are unable to find such an agreement then none of the Parties will have a casting vote and the POC Study will be discontinued (subject to compliance with any Applicable Laws and regulatory requirements).

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4.7.2 The Parties shall on a regular basis exchange information and updates on the POC Study through meetings of the JSC, including by way of Licensor’s reporting obligations under Section 4.1.

4.7.3 Licensee will reimburse Licensor for [*CONFIDENTIAL*] of all documented external costs and expenses incurred by Licensor in connection with the POC Study, up to USD [*CONFIDENTIAL*]. Licensor shall invoice Licensee from time-to-time in connection with such amounts, and Licensee shall pay such invoices within [*CONFIDENTIAL*] of receipt of an invoice therefor.

4.7.4 For clarity, following completion of the POC Study, Licensee will be free to decide whether or not to pursue the further Development of the Product for the Second Indication (and to [*CONFIDENTIAL*] any relevant [*CONFIDENTIAL*]) and any and all subsequent activities will be governed by the terms and conditions of this Agreement.

ARTICLE 5

REGULATORY

5.1 Regulatory Filings and Regulatory Approvals.

5.1.1 General Responsibilities; Ownership of Regulatory Approvals. Subject to Section 2.5, Licensee or its nominee shall be responsible for the preparation of all Regulatory Materials necessary or desirable for obtaining and maintaining the Regulatory Approvals for the Compound (to the extent necessary) and Product (including in connection with Patient Information Leaflets, labeling and packaging for the Product) and Licensee shall, directly or through any of its nominees, submit such Regulatory Materials, as applicable, to the applicable Governmental Authorities.

5.1.2 Pricing Approvals. To the extent that a given country or regulatory jurisdiction requires Pricing Approval for sale of the Product, Licensee shall (to the extent permitted by Applicable Laws), directly and/or through any of its nominees, be solely responsible for (and shall use Commercially Reasonable Efforts toward) obtaining and maintaining Pricing Approvals in all such countries and regulatory jurisdictions.

5.1.3 Cost of Regulatory Activities. Subject to Section 2.5, all regulatory costs incurred in connection with the preparation of Regulatory Materials, and obtaining of Regulatory Approvals, for the Compound and Product shall be borne solely by Licensee. Licensee shall be responsible for all regulatory costs involved in the maintenance of all Regulatory Approvals for the Compound and Product.

5.1.4 Reporting and Review. Starting from the date of the first MAA submission in any country of the Territory, Licensee shall send Licensor a report every two Calendar Quarters setting forth all MAAs and Regulatory Approvals that have been submitted for approval or received approval for, in each case with respect to the Product (and whether submitted or received by or on behalf of Licensee or its Affiliate or Sublicensee); provided, that, in any event, Licensee shall notify Licensor within five (5) Business Days regarding its or its

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Affiliate’s or Sublicensee’s receipt of Regulatory Approval for the Product and an indication in each of the United States, Japan, China, the United Kingdom, Spain, Italy, Germany or France.

5.2 Pharmacovigilance and Medical Inquiries.

5.2.1 Pharmacovigilance. Subject to Section 2.5 and the Parties’ transition of the global safety database (including relevant information related to adverse events) on timing agreed by the Parties, Licensee shall be responsible for the collection, review, assessment, tracking and filing of information related to adverse events associated with the Product (whether or not Regulatory Approval has been achieved), in each case in accordance with Applicable Law and this Agreement (and Licensee shall ensure that, in the Development and Commercialization of the Product, it will record, investigate, summarize, notify, report and review all adverse events in accordance with Applicable Law). While the On-Going Agreements, On-Going Studies and the POC Study continue, Licensor shall be responsible for the collection and transmission to Licensee of information related to adverse events associated with the Product arising from such On-Going Agreements, On-Going Studies and POC Study as required by Applicable Laws and the Parties will work together in good faith to ensure that each has access to such safety data as is required by Applicable Law and in order enable each Party to satisfy any regulatory requirements.

5.2.2 Medical Inquiries for the Product. Following the Effective Date, subject to Section 5.1.1, Licensee shall be responsible for handling all medical questions or inquiries in each country, including all Product Complaints, with regard to Product sold by or on behalf of Licensee (or any of its Sublicensees), in each case in accordance with Applicable Law and this Agreement.

5.3 Regulatory Authority Communications Received by a Party.

5.3.1 General. Each Party shall use Commercially Reasonable Efforts to promptly inform the other Party of notification of any action by, or notification or other information that it receives (directly or indirectly) from, any Regulatory Authority that (i) raises any material concerns regarding the safety or efficacy of the Product or Compound, (ii) indicates a potential material liability of either Party to Third Parties in connection with the Product or Compound, (iii) is reasonably likely to lead to a recall, market withdrawal or market notification with respect to the Product or Compound, or (iv) relates to expedited and periodic reports of adverse events with respect to the Product or Compound, or Product Complaints, and which may have an adverse impact on Regulatory Approval or the continued Commercialization of the Product or Compound. Licensee shall be solely responsible for responding to any such communications relating to the Product, and the Parties shall reasonably cooperate with and assist each other in complying with regulatory obligations. Each Party shall also promptly provide the other Party with a copy of all material correspondence received from a Regulatory Authority specifically regarding the matters referred to above to the extent reasonably requested by such other Party.

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5.3.2 Disclosures. In addition to its obligations under this Agreement, each Party shall use Commercially Reasonable Efforts to promptly disclose to the other Party the following regulatory information:

(a) All material information pertaining to material actions taken by Regulatory Authorities, in connection with the Product or Compound, including notice of initiation by Regulatory Authorities of investigations, inspections, detentions, seizures or injunctions concerning the Product or Compound, notice of violation letter (i.e., an untitled letter), warning letter, service of process or other material inquiry.

(b) All material information pertaining to notices from Regulatory Authorities, regarding non-compliance with Applicable Law in connection with the Product or Compound as soon as reasonably possible.

5.4 Recall, Withdrawal, or Market Notification of Product. In the event that (i) any Governmental Authority threatens or initiates any action to recall or withdraw the Product from the market, or to cause a market notification (e.g., by requiring the issuance of a “Dear Doctor” letter) or (ii) Licensee makes the determination to initiate any action to recall or withdraw the Product from the market, or to cause a market notification, Licensee shall notify Licensor of such communication or determination, as applicable, promptly and without delay after receipt or determination, as applicable, thereof. Licensee shall determine whether to initiate any recall, withdrawal or market notification of the Product. Licensee shall at all times utilize a batch tracing system which will enable the Parties to identify, on a prompt basis, customers who have been supplied with Product of any particular batch, and to recall such batch of Product from such customers as set forth in this Section 5.4. All costs and expenses associated with implementing a recall, withdrawal or market notification with respect to the Product shall be borne by Licensee.

ARTICLE 6

COMMERCIALIZATION

6.1 Commercialization. During the Term, Licensee shall be solely responsible for Commercializing the Compound and Product, which Commercialization shall be in accordance with this Agreement and with all Applicable Laws. As between the Parties, Licensee shall be responsible for one hundred percent (100%) of the expenses (including Pre-Marketing and other Commercialization expenses) incurred by or on behalf of Licensee or its Sublicensees in connection with the Commercialization of the Compound and Product, including any expenses incurred by or on behalf of Licensee or its Affiliates in connection with selling (including related exporting and importing of) Compound and Product in unfinished form to other Affiliates of Licensee and Sublicensees. Without limiting the foregoing, Licensee shall use Commercially Reasonable Efforts to Commercialize the Product throughout the Territory.

6.2 Commercialization Progress Updates. Licensee shall regularly inform and update Licensor on the status of its and its Sublicensees Pre-Marketing and Commercialization of the Product. Such updates and information, and any relevant discussion on the status of such Pre-Marketing and Commercialization shall be made in the course of meetings of the JSC

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starting from the date indicated above, and Licensee will consider (but will not be obliged to follow) any comments provided by the JSC in good faith.

6.3 Licensee’s Performance.

6.3.1 Specific Commercialization Obligations. Without limiting the generality of the provisions of Section 6.1, in connection with the Commercialization of the Compound and Product by or on behalf of Licensee hereunder:

(a) Licensee shall (i) use Commercially Reasonable Efforts to Commercialize the Product for the Target Indication throughout the Territory and to maximize the commercial potential for the Product and (ii) not sell or distribute the Product in the [*CONFIDENTIAL*] in such a manner as to decrease the revenue attributable to the Product in the interest of benefiting another product being sold or distributed by or on behalf of Licensee.

(b) Licensee shall not utilize deceptive, misleading or unethical business practice in connection with the Commercialization of the Compound or Product hereunder.

(c) Licensee shall be solely responsible, directly or through its Affiliates or Sublicensees, as applicable in accordance with such activities as Affiliates or Sublicensees may conduct in accordance with the terms of this Agreement, for (i) receiving, accepting and filling orders for the Compound and Product, (ii) handling all returns of the Compound and Product, (iii) controlling invoicing, order processing and collection of accounts receivable for the sales of the Compound and Product, and (iv) distributing and managing inventory of the Compound and Product.

6.3.2 Compliance. Licensee shall not use in any capacity, in connection with its Commercialization of the Compound or Product hereunder, any Person who has been debarred pursuant to Section 306 of the FD&C Act (or similar Applicable Law outside of the U.S.), or who is the subject of a conviction described in such section, and Licensee shall inform Licensor in writing immediately if it or any Person who is performing services for Licensee hereunder is debarred or is the subject of a conviction described in Section 306 (or similar Applicable Law outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to Licensee’s knowledge, is threatened, relating to the debarment of Licensee or any Person used in any capacity by Licensee in connection with its Commercialization of the Compound or Product hereunder.

6.4 Promotional Materials.

6.4.1 Creation of Promotional Materials. Licensee will create, directly or through its Sublicensees or other nominees, and develop Promotional Materials for the Product in accordance with the Regulatory Approvals and Applicable Law.

6.4.2 No Inclusion of Licensor Logos on Packaging and Promotional Materials. Notwithstanding anything to the contrary herein, Licensee shall not use any Licensor

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trademark, names, logos or housemark in connection with any Promotional Materials or the Product without Licensor’s prior written consent, which consent shall not be withheld or delayed in the event that Applicable Laws requires the use of any such Licensor marks.

6.4.3 Licensee Ownership of Promotional Materials. Licensee shall own all right, title and interest in and to any Promotional Materials created by or on behalf of Licensee hereunder relating to the Product including copyrights, but excluding trademarks, names, logos and other marks Controlled by Licensor or its Affiliates.

6.5 Product Trademarks and Product Trade Dress.

6.5.1 Product Trademark. Licensee shall Commercialize the Product under the trademark and the trade dress selected by Licensee (the “Product Trademark” and the “Product Trade Dress”, respectively).

6.5.2 Use and Ownership of Product Trademarks and Product Trade Dress. All uses of the Product Trademark and Product Trade Dress by Licensee, its Affiliates and Sublicensees to identify and/or in connection with the Commercialization of the Product shall be in accordance with Regulatory Approvals and all Applicable Law. Licensee shall own and retain all rights to the Product Trademark and Product Trade Dress (in each case, together with all goodwill associated therewith). Licensee shall also own rights to any internet domain names incorporating the Product Trademark or any variation or part of such trademark as its URL address.

6.5.3 Maintenance of Product Trademark. During the Term, Licensee will use Commercially Reasonable Efforts to establish, maintain and enforce the Product Trademarks as it deems appropriate in connection with the Commercialization of the Product, and will bear all costs and expenses relating thereto.

6.6 Commercialization Data. Licensee shall own all marketing and sales data and information resulting from its Commercialization of the Product during the Term (the “Commercialization Data”), including promotional materials, marketing strategies and market research data.

ARTICLE 7

SUPPLY

7.1 Transfer of Existing Materials. Within [*CONFIDENTIAL*] of the Effective Date, Licensor shall provide a one-time supply of Product and Compound to Licensee, without further consideration by Licensee to Licensor, other than that set forth in Section 8.1 below, up to the amounts and in the forms set forth on Schedule 7.1, which Licensee agrees to accept on an as-is basis. Licensor shall make available to Licensee the Product and Compound up to the amounts and in the forms specified on Schedule 7.1 with appropriate documentation (i.e., appropriate certificates of analysis or compliance, as applicable) following receipt of a written request therefor from Licensee that specifies the quantities and forms desired. The Product and Compound shall be made available to Licensee EXW (as defined in INCOTERMS 2010) at the

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warehouse locations specified in Schedule 7.1. For clarity, Licensee shall bear all costs related to shipping, taxes, and acceptance testing associated with such supply. In the event that Licensee does not provide such a written request, or if there are any quantities of Compound or Product remaining after such [*CONFIDENTIAL*] period, and subject to Section 7.3 below, Licensor will destroy any such remaining quantities and will inform Licensee of such destruction.

7.2 Subsequent Supply; Packaging and Labeling; Certain Other Manufacturing Activities. Licensee or its designated Third Party shall be responsible (at its sole cost and expense) for all Product and Compound supply (other than Product and Compound supplied by Licensor under Section 7.1) and all final product labeling and packaging (whether in commercial or clinical packaging presentation), including insertion of materials such as patient inserts, patient medication guides, professional inserts and any other written, printed or graphic materials accompanying the Product and considered to be part of the finished Product packaging and labeling, and handling, storage, quality control, quality assurance, testing and release (collectively, “Packaging and Labeling”). For clarity, Licensee’s Packaging and Labeling responsibilities apply to the Product and Compound supplied by Licensor under Section 7.1. Licensee or its designated Third Party shall ensure that all such Packaging and Labeling complies with Applicable Laws, GMPs and the Regulatory Approvals for the Product. To the extent that a Third Party is involved in Packaging and Labeling or other activities described in this Section 7.2, Licensee shall be wholly responsible for, and bear one hundred percent (100%) of the costs related to, qualifying such Third Party to perform such activities.

7.3 MEI Supplies. Notwithstanding Sections 2.5 and 7.1, the Parties acknowledge and agree that Licensor will retain those quantities of Compound and Product as are set forth on Schedule 7.3 in connection with Licensor’s obligations to perform the Ongoing Studies and to complete activities under the Ongoing Agreements. In addition, the Parties shall work together in good faith to ensure that Licensor is allocated and receives a sufficient quantity of Compound and Product to perform the POC Study from the supply generated under those certain On-Going Agreements identified on Schedule 1.46 with agreement identifiers [*CONFIDENTIAL*].

ARTICLE 8

PAYMENTS

8.1 Upfront Payments. Licensee shall pay to Licensor by wire transfer of immediately available funds, into an account designated in writing by Licensor, an amount equal to (i) fifteen million dollars ($15,000,000), within ten (10) Business Days of the Effective Date, and (ii) five million dollars ($5,000,000), within ten (10) Business Days of the earlier of (a) the date when Licensee (or its Affiliate, Sublicensee or other nominee) becomes aware of the first dosing of a patient with the Product in the Clinical Trial internally designated by Licensor as MEI 009 or (b) March 1, 2017 (together, clauses (i) and (ii), the “Upfront Payment”). The Upfront Payment shall be (i) non-refundable and non-creditable against any other payments due hereunder and (ii) inclusive of the consideration for the Compound and Product supply to be made by Licensor to Licensee pursuant to Section 7.1 above.

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8.2 Milestone Payments. Licensee shall pay to Licensor the milestone payments described in this Section 8.2 following achievement (and only upon the first occurrence) of the corresponding milestone event. Licensee shall promptly notify Licensor in writing of, but in no event later than [*CONFIDENTIAL*] after, the achievement of each such milestone event (each, a “Milestone Notification Notice”). Licensee shall pay the applicable milestone payment by wire transfer of immediately available funds into an account designated by Licensor within [*CONFIDENTIAL*] days after the achievement (and only upon the first occurrence) of the applicable milestone event; provided, however, that in no event shall a failure to deliver a Milestone Notification Notice relieve Licensee of its obligation to pay Licensor the milestone payments described in this Section 8.2. Each such milestone payment is nonrefundable and non-creditable against any other payments due hereunder.

Milestone Event	Milestone Payment
Part A - Development Milestone

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Part B - Sales Milestones*

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

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Milestone Event	Milestone Payment

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

*	In the event that more than one sales milestone is achieved in a given Calendar Year, only the first such milestone shall be due during such Calendar Year and the subsequent milestone(s) shall be paid at the end of the second Calendar Quarter of the next Calendar Year. For example, if cumulative, worldwide Calendar Year Net Sales of the Product in a given Calendar Year equal [*CONFIDENTIAL*], then [*CONFIDENTIAL*] will be paid following the Calendar Quarter during which cumulative worldwide Net Sales of the Product equal [*CONFIDENTIAL*] and [*CONFIDENTIAL*] will be paid [*CONFIDENTIAL*] (for clarity, this example would only apply to the first Calendar Year during which Net Sales exceed both [*CONFIDENTIAL*] and [*CONFIDENTIAL*]).

8.3 Royalty Payments.

8.3.1 Product. On a country-by-country basis during the Royalty Term applicable to such country, Licensee shall pay to Licensor in accordance with Section 8.5 the following royalties on Net Sales of the Product, subject to Sections 8.3.3 and 8.3.4:

(a) Royalties for Net Sales of Product (i) [*CONFIDENTIAL*] or (ii) directly Commercialized by Licensee or its Affiliates shall be payable at the following rates:

Aggregate Annual Global Net Sales of Product [*CONFIDENTIAL*] and/or directly Commercialized by Licensee or its Affiliates	Royalty Rate on Net Sales of Product [*CONFIDENTIAL*] and/or directly Commercialized by Licensee or its Affiliates in Tier 1 Countries	Royalty Rate on Net Sales of Product directly Commercialized by Licensee or its Affiliates in Tier 2 Countries
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

(b) For Net Sales of Product [*CONFIDENTIAL*] and not directly Commercialized by Licensee or its Affiliates in Tier 1 Countries: [*CONFIDENTIAL*] of Net Sales of Product in each such country.

(c) For Net Sales of Product [*CONFIDENTIAL*] and not directly Commercialized by Licensee or its Affiliates in Tier 2 Countries: [*CONFIDENTIAL*] of Net Sales of Product in each such country.

For example purposes only, if aggregate annual global Net Sales equal [*CONFIDENTIAL*], with [*CONFIDENTIAL*] of such sales [*CONFIDENTIAL*] and Tier 1 Countries where Licensee or its Affiliates are directly Commercializing the Product, then Licensor would receive total royalties for that year equal to [*CONFIDENTIAL*], calculated as follows:

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(1) Sales [*CONFIDENTIAL*] and Tier 1 Countries where Licensee or its Affiliates are directly Commercializing the Product: [*CONFIDENTIAL*]; PLUS

(2) sales in Tier 1 Countries ([*CONFIDENTIAL*]) where Licensee and its Affiliates are not directly Commercializing: [*CONFIDENTIAL*].

8.3.2 Royalties in connection with [*CONFIDENTIAL*].

(a) On such timing as the Parties may agree in good faith, Licensee shall engage a Third Party expert selected by Licensee, and reasonably acceptable to Licensor, to evaluate, at Licensee’s sole expense, the [*CONFIDENTIAL*] by Licensee (or its Sublicensees) of [*CONFIDENTIAL*]. Licensee shall share such expert’s determination with Licensor.

(b) Regardless of such expert’s determination, Licensee shall have the right to decide at its discretion whether or not to [*CONFIDENTIAL*] (including direct Commercialization or through its Affiliates, Sublicensees or other nominees). If Licensee’s decision is positive, then (i) the licenses granted to Licensee in Sections 2.1.1 and 2.2.2 under the Licensor Technology shall, to the extent applicable, automatically be expanded from just the Product to also include [*CONFIDENTIAL*], and (ii) Licensee shall pay to Licensor during the Royalty Term a royalty on Net Sales [*CONFIDENTIAL*] at a rate of [*CONFIDENTIAL*] where such sales are [*CONFIDENTIAL*]. Notwithstanding any other provision of this Agreement, the Parties acknowledge and agree that for purposes of calculating the royalties due under this Section 8.3.2(b), in each country in which Licensee or its Affiliate or Sublicensee is [*CONFIDENTIAL*] royalties will be payable [*CONFIDENTIAL*]. For example, if Licensee or its Sublicensee is [*CONFIDENTIAL*] in a given country, and such Person(s) sells [*CONFIDENTIAL*], then there will be deemed to be [*CONFIDENTIAL*] that are subject to royalty payments under this Section 8.3.2(b).

8.3.3 Royalty Reductions in the United States and Countries Where Licensee or its Affiliates are Directly Commercializing the Product. On a country-by-country basis, if at any time during the Royalty Term in the United States or any country where Licensee and its Affiliates are directly Commercializing the Product a Generic Product is commercially sold and remains on the market in such country for a period of [*CONFIDENTIAL*], then the royalty rate applicable for such country shall be reduced, starting [*CONFIDENTIAL*] from the day when the Generic Product is commercially sold, by [*CONFIDENTIAL*]. Such [*CONFIDENTIAL*] application shall be accomplished by way of the Parties calculating the overall amount of overpaid royalties based on such [*CONFIDENTIAL*] reduction, and Licensee shall have the right to offset any such amount against further payments to be paid to Licensor under this Agreement; provided, that when applying any such offset Licensee shall advise Licensor thereof in writing, including the amount of such offset remaining. Thereafter,

(a) for so long as such Generic Product remains on the market in such country, if the cumulative Net Sales in such country during a Calendar Quarter are equal to or exceed [*CONFIDENTIAL*], but are less than [*CONFIDENTIAL*], of the Baseline Quarter

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Net Sales, then the royalty rate will be further reduced by [*CONFIDENTIAL*] in addition to the [*CONFIDENTIAL*] reduction mentioned at Section 8.3.3 above; or

(b) for so long as such Generic Product remains on the market in such country, if the cumulative Net Sales in such country during a Calendar Quarter are less than [*CONFIDENTIAL*], of the Baseline Quarter Net Sales, then the royalty rate will be further reduced by [*CONFIDENTIAL*] in addition to the [*CONFIDENTIAL*] reduction mentioned at Section 8.3.3.

8.3.4 Royalty Reductions in Countries Where Licensee or its Affiliates are not Directly Commercializing the Product (other than the United States). On a country-by-country basis, if at any time during the Royalty Term with respect to any country where Licensee or its Affiliates are not directly Commercializing the Product (other than the United States), a Generic Product is commercially sold and remains on the market in such country for a period of [*CONFIDENTIAL*], then the royalty rate applicable for such country shall be reduced, starting [*CONFIDENTIAL*] from the day when the Generic Product is commercially sold, by [*CONFIDENTIAL*]. Such [*CONFIDENTIAL*] application shall be accomplished by way of the Parties calculating the overall amount of overpaid royalties based on the such [*CONFIDENTIAL*] reduction, and Licensee shall have the right to offset any such amount against further payments to be paid to Licensor under this Agreement; provided, that when applying any such offset Licensee shall advise Licensor thereof in writing, including the amount of such offset remaining. Thereafter, and for so long as such Generic Products remain on the market, if cumulative Net Sales in such country during a Calendar Quarter are less than [*CONFIDENTIAL*] of the Baseline Quarter Net Sales, then the royalty rate will be reduced to [*CONFIDENTIAL*].

8.3.5 Royalty Minimum. Notwithstanding the foregoing Sections 8.3.3 and 8.3.4, or Sections 9.2(c), 9.2(d) and 9.3(c)(iii), on a country-by-country basis and for the shorter of (i) the Royalty Term in each such country or (ii) [*CONFIDENTIAL*], in no event shall the royalties payable by Licensee to Licensor be reduced to less than [*CONFIDENTIAL*] of Net Sales in such country.

8.4 Royalties due under the S*BIO Agreement. [*CONFIDENTIAL*] shall be responsible for any payments due to S*BIO in connection with Development, Manufacture, and Commercialization of the Product, including payments associated with Net Sales of any given Product in any country. Throughout the Term, Licensor agrees to comply with its obligations under the S*BIO Agreement to the extent necessary to preserve Licensee’s rights with respect to the Compound and the Product in the Territory under this Agreement, and not take any action that would result in the loss of [*CONFIDENTIAL*] rights held by Licensor thereunder.

8.5 Royalty Payments and Reports. Licensee shall calculate all Royalty Payments payable to Licensor pursuant to Section 8.3 with respect to Net Sales at the end of each Calendar Quarter, which amounts shall be converted to Dollars at such time in accordance with Section 8.7. Licensee shall pay to Licensor the royalty payment due for Net Sales during a given Calendar Quarter within [*CONFIDENTIAL*] after the end of such Calendar Quarter;

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provided, that, Licensee may make such payments through any of its Affiliates; provided, further, that, and notwithstanding Section 8.6, in the event that payment through any such Affiliate results in any given tax (or incremental tax increase) that would not have been payable had Licensee not made such payment through such Affiliate, then Licensee shall be solely responsible for such tax (or incremental tax increase). Licensee shall also provide Licensor with a good faith estimate of all Net Sales and the Royalty Payments due in connection therewith within [*CONFIDENTIAL*] following the end of each Calendar Quarter, provided however that this will not create any liability on Licensee in connection with any inaccuracy which may be included in such estimate. Each royalty payment due shall be accompanied by (i) a statement of the amount of gross sales of each Royalty Product, (a) as a whole and (b) on a country-by-country basis during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars), (ii) an itemized calculation of Net Sales (a) as a whole and (b) on a country-by-country basis, showing for both (a) and (b) deductions provided for in the definition of “Net Sales” during such Calendar Quarter, and (iii) a statement of the prices and the number of units of Royalty Products sold. Licensee shall be responsible for the proper accounting of Net Sales by or on behalf of its Sublicensees.

8.6 Taxes and Withholding.

8.6.1 VAT. The Parties agree to cooperate with one another and use reasonable efforts to ensure that any value added tax or similar payment (“VAT”) in respect of any payments made by Licensee to Licensor under this Agreement does not represent an unnecessary cost in respect of payments made under this Agreement; provided, that the Parties further agree that as of the Effective Date it is not anticipated that VAT will apply in connection with payments under this Agreement. For purposes of clarity, all sums payable under this Agreement shall be exclusive of VAT. In the event that any VAT is owing in any jurisdiction in respect of any such payment, Licensee shall pay such VAT, and (i) if such VAT is owing as a result of any action by Licensee, including any assignment or sublicense (including assignment to, or payment hereunder by, a Licensee-related entity or Affiliate), or any failure on the part of Licensee or its Affiliates to comply with applicable tax laws or filing or record retention requirements, that has the effect of modifying the tax treatment of the Parties hereto, then the payment in respect of which such VAT is owing shall be made without deduction for or on account of such VAT to ensure that Licensor receives a sum equal to the sum which it would have received had such VAT not been due or (ii) otherwise, such payment shall be made after deduction of such VAT. In the event that any deducted VAT is later recovered by Licensee, Licensee shall promptly reimburse Licensor for the deducted amount. For the sake of clarity, any increase in payments to Licensor under this Section 8.6.1 shall reflect only the incremental increase in VAT directly resulting from clause (i) above. In the event that any VAT is owing in any jurisdiction in respect of any such payment, Licensor will provide to Licensee tax invoices showing the correct amount of VAT in respect of such payments hereunder.

8.6.2 Withholding Tax Matters. If Licensee is required to make a payment to Licensor subject to a deduction of tax or withholding tax, the sum payable by Licensee (in respect of which such deduction or withholding is required to be made) shall be made to Licensor after deduction of the amount required to be so deducted or withheld, which

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deducted or withheld amount shall be remitted to the appropriate Governmental Authority in accordance with Applicable Laws. Any such withholding taxes required under Applicable Laws to be paid or withheld shall be an expense of, and borne solely by Licensor, subject to Section 8.6.1, and the obligation of Licensee to assume the responsibility of such expense in the event that such expense arises as a result of any action by Licensee.

8.6.3 Tax Cooperation. To the extent Licensee is required to deduct and withhold taxes on any payments to Licensor, Licensee shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Licensor an official tax certificate or other evidence of such withholding reasonably sufficient to enable Licensor to claim such payments of taxes. Licensor shall provide to Licensee any tax forms that may be reasonably necessary in order for Licensee not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Licensor shall use reasonable efforts to provide any such tax forms to Licensee at least thirty (30) days prior to the due date for any payments for which the Licensor desires that Licensee apply a reduced withholding rate. Each Party shall provide the other with reasonable assistance to enable the recovery or reduction, as permitted by Applicable Laws, of withholding taxes, VAT, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT.

8.7 Currency Conversion. All payments hereunder shall be made in United States Dollars. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), any amount expressed in a foreign currency shall be converted into Dollars in a manner consistent with Licensee’s normal practices used to prepare its audited financial statements for external reporting purposes, in accordance with GAAP, consistently applied, or by using the Wall Street Journal or Reuters, at Licensee’s discretion.

8.8 Late Payments. Any amount required to be paid by Licensee hereunder which is not paid on the date due shall accrue interest from the date due at the rate of the one-month London Interbank Offered Rate (“LIBOR”) as quoted in the Wall Street Journal (or if it no longer exists, similarly authoritative source) plus four hundred (400) basis points; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit Licensor from exercising any other rights it may have as a consequence of the lateness of any payment. Such interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days payment is delinquent.

8.9 Records; Audits. Licensee shall keep full, true and accurate records and books of account containing all particulars that may be necessary for the purpose of confirming the accuracy of, and calculating, as applicable, all royalty payments and other amounts due to Licensor hereunder (including records of Net Sales), during the Term and for two (2) years thereafter or such longer period as required by Applicable Laws. Licensor shall have a right to request one audit of Licensee in each Calendar Year throughout the Term in order to confirm the accuracy of the foregoing (an “Audit”); provided, that, such one audit per Calendar Year limitation shall not apply in the event of any subsequent “for cause” audit. Upon the written

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request by Licensor to Audit Licensee, Licensor shall have the right to engage an independent, internationally recognized accounting firm reasonably acceptable to Licensee and which will be subject to appropriate written obligations of confidentiality, to perform a review as is reasonably necessary to enable such accounting firm to calculate or otherwise confirm the accuracy of any of the foregoing for the Calendar Year(s) requested by Licensor. Licensee, shall make personnel reasonably available during regular business hours to answer queries on all such books and records required for the purpose of the Audit. The accountants shall deliver a copy of their findings to each of the Parties within ten (10) Business Days of the completion of the review, and, in the absence of fraud or manifest error, the findings of such accountant shall be final and binding on each of the Parties. Any underpayments by Licensee shall be paid to Licensor within five (5) Business Days of notification of the results of such Audit. Any overpayments made by Licensee shall be refunded by Licensor within five (5) Business Days of notification of the results of such Audit. The cost of the accountants shall be the responsibility of Licensor unless the accountants’ calculation shows that the actual royalties payable, Net Sales and/or any other applicable amount Audited hereunder (in the aggregate with respect to the entire period audited) to be different, by more than [*CONFIDENTIAL*], than the amounts as paid and reported by Licensee for the period subject to the Audit, in which case Licensee shall bear the costs of the accountants. Any information obtained during such audit shall be treated as Confidential Information. In the event that Licensor has a good faith basis, which shall be shared with Licensee, for believing that a Sublicensee of Licensee is not accurately reporting Net Sales (and thus that Licensee is not making appropriate royalty payments hereunder), then at Licensor’s request, Licensee shall enforce its audit rights with respect to any such Sublicensee and Licensee shall report back to Licensor regarding the outcome of any such audit.

ARTICLE 9

PROSECUTION, MAINTENANCE AND ENFORCEMENT OF LICENSOR PATENTS

9.1 Licensor Patents.

9.1.1 Licensor Responsibility and Ownership of Intellectual Property. Licensor shall prosecute, maintain and, subject to Section 9.4, extend the Licensor Patents, including conducting any interferences, reexaminations, reissues, opposition proceedings, or request for patent term extension relating thereto, at its sole cost and expense. Licensor shall provide Licensee with an updated Schedule 1.41 on an annual basis or more frequently upon Licensee’s reasonable request.

9.1.2 Licensee’s Cooperation. At Licensor’s request, Licensee shall reasonably cooperate with the prosecution of the Licensor Patents. Licensor shall give Licensee the opportunity to discuss and comment on the matter, it being understood that Licensor shall have the right to ultimately decide on all steps to be taken, and shall be solely responsible, for the maintenance, prosecution or extension of the Licensor Patents.

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9.1.3 Discontinuation of Prosecution or Maintenance of the Licensor Patents. If, during the Term, Licensor decides to no longer prosecute or maintain any Licensor Patent, Licensor shall notify Licensee in writing of such decision as soon as possible (but in no event less than [*CONFIDENTIAL*]) prior to any filing or payment due date, or any other date that requires action, in connection with such Licensor Patent and Licensee shall thereupon have the right, but not the obligation, to assume responsibility for the filing, prosecution or maintenance thereof in the name of Licensor and at Licensee’s cost and expense. If Licensee elects to exercise such right, Licensor shall execute such assignments and other documents and perform such acts at Licensee’s reasonable expense as may be reasonably necessary to allow Licensee to file, maintain and prosecute such Patents in Licensee’s name, and such Patents shall cease to be Licensor Patents and thereafter shall be deemed Licensee Patents for all purposes of this Agreement (including, for clarity, for the purpose of Section 1.63.1 above). Licensor will use good faith efforts to make available to Licensee its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist Licensee in exercising its rights described under this Section 9.1.3. Licensor will sign, or will have signed, all legal documents as are reasonably necessary to enable Licensee to prosecute and maintain such Patents.

9.1.4 Patents listed in Schedule 1.14. Licensor hereby assigns and transfers to Licensee the Patents listed in Schedule 1.14. Promptly following the Effective Date, the Parties shall execute and file as appropriate such assignment and other documents as may be required to fully and effectively vest all rights, title, and interests in and to such Patents in Licensee.

9.2 Infringement by Compound or Product.

(a) Each of the Parties shall promptly, but in any event no later than ten (10) Business Days after receipt of notice thereof, notify the other Party in writing in the event of any notice or claim by a Third Party of alleged patent or other intellectual property infringement by Licensee or its Affiliates or Sublicensees with respect to the manufacture, use, sale, offer for sale or importation of the Compound or Product (each, an “Infringement Claim”). With respect to any Infringement Claim, the Parties shall attempt to negotiate in good faith an amicable resolution with respect thereto with the appropriate Third Party. If the Parties cannot settle such Infringement Claim with the appropriate Third Parties within fifteen (15) Business Days after the receipt of the notice pursuant to this Section, then, (i) Section 9.2(c) shall first apply, and (ii) if no agreement is entered pursuant to Section 9.2(c), then Licensee shall have the right and obligation to defend any such suit or action and, and the Parties shall reasonably cooperate in the defense of such suit or action, each bearing its own expenses, subject to Section 9.2(d).

(b) Neither Licensor nor Licensee shall take a position in connection with an Infringement Claim, including defense, settlement or compromise of any such suit or action without the consent of the other Party (which consent shall not be unreasonably withheld) if the position, including defenses or settlement or compromise, would have a material adverse impact on the other Party (in which case the consent of such other Party shall be required). For

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purposes of this Section 9.2(b), any settlement in connection with an Infringement Claim that would involve the waiver of rights (including the rights to receive payments) of such other Party shall be deemed a material adverse impact and shall require the consent of such other Party, such consent not to be unreasonably withheld.

(c) If necessary to avoid infringement of intellectual property owned or controlled by a Third Party through the Manufacture, use or Commercialization of the Compound or the Product (as the Product and/or Compound (i) are described and/or claimed in the Licensor Patents and (ii) are being Developed and Manufactured by or on behalf of Licensor as of the Effective Date) for the Target Indication or Second Indication in the Territory, Licensee and Licensor shall use Commercially Reasonable Efforts to obtain a license for Licensee under the Third Party’s intellectual property right. In particular, Licensor shall have the first right to negotiate and acquire rights to such intellectual property through a license or otherwise (including pursuant to any settlement agreement); provided, that, if Licensor declines to exercise such right, Licensor shall promptly inform Licensee thereof and Licensee shall have the right to conduct such negotiations and acquire such rights and to deduct, subject to Section 8.3.5, any and all payments made to any Third Party under this Section 9.2(c) against any [*CONFIDENTIAL*] to be made by Licensee to Licensor under this Agreement, provided, however, that in no event shall such offset reduce any payment to be made to Licensor hereunder by more than [*CONFIDENTIAL*] of the amount otherwise payable.

(d) Licensee shall, subject to Section 8.3.5, have the right to offset against [*CONFIDENTIAL*] to be made by Licensee to Licensor under this Agreement [*CONFIDENTIAL*] of all costs and expenses (for clarity, not including any settlement costs or damages) incurred in defending any suit or action by a Third Party that claims that the use, Manufacture or Commercialization of the Compound and/or the Product (as the Compound and/or the Product (i) are described and/or claimed in the Licensor Patents and (ii) are being Developed and Manufactured by or on behalf of Licensor as of the Effective Date) infringes any issued patent claim in a Third Party’s Patent covering the use of the Compound or of the Product in the Target Indication or Second Indication.

9.3 Infringement or Invalidation Actions by Third Parties.

(a) Notice. If either Party becomes aware, or otherwise receives notice, of any patent nullity, invalidity or unenforceability actions, any declaratory judgment actions, or any alleged or threatened infringement, in each case, of or involving any Licensor Patents, including, any claims arising under the Drug Price Competition and Patent Term Restoration Act of 1984 (Public Law 98-417), as amended, or its equivalent in a country other than the United States it will promptly (but in any case no later than five (5) Business Days from becoming aware of any such action) notify in writing the other Party thereof.

(b) Enforcement of Patents.

(i) Licensee Action. Licensee shall have the first right to initiate a suit or take other appropriate action it believes is required against any Third Party with respect to infringement or misappropriation of the Licensor Technology, after having conferred

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with Licensor. Licensee shall have the right to be assisted by and cooperate with its local Affiliates and/or Sublicensees if this is deemed useful or appropriate by Licensee in the interest of an effective enforcement of rights.

(ii) Licensor Action. If Licensee fails to institute such litigation or otherwise take steps to remedy the applicable infringement within thirty (30) days of the date that Licensee becomes aware of such action or infringement (including by way of the Licensor providing notice thereof pursuant to Section 9.3(a)), then Licensor will have the right (but not the obligation), at its own expense, to bring any such suit, action or proceeding by counsel of its own choice.

(c) Cooperation; Costs; Damages.

(i) If one Party brings any suit, action or proceeding under Section 9.3(b), the other Party agrees to be joined as party plaintiff if necessary to prosecute the suit, action or proceeding and to give the first Party authority to file, prosecute and control the suit, action or proceeding; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder, and provided further that such other Party shall in any case have the right to be represented by its own counsel at its cost and expense.

(ii) The Party not pursuing the suit, action or proceeding hereunder will provide reasonable assistance to the other Party, including by executing any and all reasonably necessary documents as may be required to bring such suit, action or proceeding, providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any reasonable external costs incurred by the non-enforcing or defending Party in providing such assistance.

(iii) The Party initiating the suit, action or proceeding under Section 9.3(b) shall assume and pay all costs and expenses related thereto, including fees and expenses of counsel selected by it and shall have control over the suit, action or proceeding; provided, that (A) in the case of any such suit, action or proceeding [*CONFIDENTIAL*], then the other Party shall reimburse to the Party initiating the action [*CONFIDENTIAL*], or (B) in the case of any such suit, action or proceeding in countries other than [*CONFIDENTIAL*], then the other Party shall reimburse to the Party initiating the action [*CONFIDENTIAL*] of all documented external fees, costs and expenses incurred in connection with such suit, action or proceeding, such reimbursement payment to be made on a quarterly basis within [*CONFIDENTIAL*] of submission by the Party initiating the suit of the relevant invoice and accompanying documentation, provided however that if Licensee is the Party initiating the action, then Licensor’s reimbursement of [*CONFIDENTIAL*] or [*CONFIDENTIAL*], as applicable, of all reasonable, documented external fees, costs and expenses incurred in connection with such suit, action or proceeding shall be effected by Licensee deducting such amounts from [*CONFIDENTIAL*] otherwise payable to Licensor hereunder in connection with Net Sales, or [*CONFIDENTIAL*], in the country in which such action under this Section 9.3 is pursued (and subject to Section 8.3.5). [*CONFIDENTIAL*].

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(iv) The Party controlling an action shall not, without the prior written consent of the non-controlling Party (which shall not be unreasonably withheld), enter into any compromise or settlement relating to any claim, suit or action that it brought under Section 9.3 that admits the invalidity or unenforceability of any Licensor Patent, or requires the non-controlling Party to pay any sum of money, or otherwise adversely affects the rights of the non-controlling Party hereunder (including the rights to receive payments), provided however that this sub-section (iv) shall not apply in the event Licensor has exercised its right to [*CONFIDENTIAL*].

(v) Any settlements, damages or other monetary awards (a “Recovery”) recovered pursuant to a suit, action or proceeding brought pursuant to this Section 9.3 will be allocated between the Parties pro rata based on the respective costs and expenses incurred by each Party with respect thereto; provided, that, Licensor shall not share in any such Recovery if Licensor has [*CONFIDENTIAL*].

9.4 Patent Term Extensions. Licensee and Licensor shall cooperate in good faith throughout the Territory in filing for and obtaining patent term extensions and supplementary or complementary protection certificates, if available, in respect of the Licensor Patents. Such cooperation may include: (i) advising each other in a timely manner of any action by any Regulatory or other competent Governmental Authority that is pertinent to any such extension; (ii) reasonably supplying each other with all information in its control pertaining to the extension of any such Licensor Patent; (iii) cooperating with each other to prepare and execute in due time all supporting documents required in connection with the extension of any such Licensor Patent; and (iv) keeping the other Party timely informed and updated on the relevant procedures in connection with such extension.

9.5 Patent Marking. Licensee shall mark the Product marketed and sold by Licensee (or its Sublicensees) hereunder with appropriate patent numbers or indicia in accordance with Applicable Laws.

9.6 Patent Challenge. Licensor will be permitted to terminate this Agreement upon written notice to Licensee, effective upon receipt, if Licensee or any of its Sublicensees or Affiliates, directly or indirectly, (i) initiate or request an interference or opposition proceeding with respect to, (ii) make, file or maintain any claim, demand, lawsuit or cause of action to challenge the validity or enforceability of, or (iii) oppose any extension of, or the grant of a supplementary protection certificate with respect to, any Licensor Patent.

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND COVENANTS; COMPLIANCE

10.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows, as of the Effective Date:

10.1.1 Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and

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operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

10.1.2 Authority and Binding Agreement. (i) It has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, except as enforcement may be affected by bankruptcy, insolvency or other similar laws and by general principles of equity.

10.1.3 No Conflicts. The execution, delivery and performance of this Agreement by it do not (i) conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound or (ii) violate any Applicable Law.

10.1.4 All Consents and Approvals Obtained. Except with respect to Regulatory Approvals for the Development, Manufacturing or Commercialization of the Product or as otherwise described in this Agreement, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all Governmental Authorities and other Persons required to be obtained or provided by such Party as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those approvals, if any, not required at the time of execution of this Agreement.

10.2 Additional Representations, Warranties and Covenants of Licensor. Licensor hereby represents and warrants as of the Effective Date and, to the extent applicable, covenants, to Licensee that:

10.2.1 Licensor has not filed any Marketing Authorization Applications with a Governmental Authority for the sale of the Product.

10.2.2 Licensor is the owner of the Licensor Patents and owner or licensee of the Licensor Know-How and has full right and power to grant the licenses set forth in ARTICLE 2, free and clear of any adverse assignment, grant, restriction on use or other encumbrances inconsistent with such grant, in the manner, for the duration of and to the extent set forth in this Agreement, except such non-exclusive rights as have been granted to Third Parties solely to perform their obligations to Licensor under the On-Going Agreements or in connection with the performance of the On-Going Studies or POC Study.

10.2.3 Licensor has complied with all Applicable Laws in all material respects, including any disclosure requirements, in connection with the filing, prosecution and maintenance of the Licensor Patents owned by Licensor.

10.2.4 Neither Licensor nor, to the knowledge of Licensor, its subcontractors, has received written notice of any action, suit, investigation or proceedings

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pending before or threatened by any Governmental Authority with respect to the Compound and/or the Product.

10.2.5 To the best of Licensor’s knowledge, the use and practice of the Licensor Technology and the Development, Manufacture, and Commercialization of the Compound and Product (as the Product and Compound (i) are described and/or claimed in the Licensor Patents and (ii) are being Developed and Manufactured by or on behalf of Licensor as of the Effective Date) do not infringe the intellectual property rights of any Third Party, and no Third Party has made any assertion in writing to the contrary.

10.2.6 To Licensor’s knowledge, (i) no Third Party is infringing any Licensor Patents], and (ii) [no Third Party has challenged the scope, duration, validity, enforceability, priority, or Licensor’s right to use or license any Licensor Patent.

10.2.7 Other than the Licensor Patents and Licensor Know-How, (i) none of Licensor nor any of its Affiliates nor employees owns or holds any rights with respect to any Patent or Know-How that is necessary for, or would be infringed by, the Development, Manufacture or Commercialization of the Compound or Royalty Products, and (ii) none of Licensor’s subcontractors owns or holds any rights with respect to any issued Patent that is necessary for, or would be infringed by, the Development, Manufacture or Commercialization of the Compound or Product (as the Product and Compound (x) are described and/or claimed in the Licensor Patents and (y) are being Developed and Manufactured by or on behalf of Licensor as of the Effective Date).

10.2.8 Except with respect to Licensor Know-How that was generated prior to Licensor coming to Control the Compound and Product and that was never in Licensor’s possession (“External Know-How”), all Licensor Know-How existing as of the Effective Date has been made available to Licensee, or will be made available to Licensee in accordance with the Technology Transfer Plan, and, to Licensor’s best knowledge, is free from any material inaccuracies. If Licensee or Licensor becomes aware of the existence of such External Know-How after the Effective Date, then upon request by Licensee, Licensor shall provide reasonable assistance to Licensee in locating and acquiring access to such External Know-How from the entity in possession of such External Know-How.

10.2.9 None of the Confidential Information relating to Licensor Know-How has been disclosed to any Third Party other than under written confidentiality and non-use commitments.

10.2.10 To the best of the knowledge of Licensor, all raw data developed by or on behalf of Licensor or its Affiliates and supporting Licensor Know-How or otherwise relating to the Compound or the Product are available and free from any material inaccuracies.

10.2.11 To Licensor’s best knowledge, none of the materials and documents provided to Licensee in the course of Licensee’s due diligence preceding execution of this Agreement contained any untrue statement of material fact.

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10.2.12 Licensor has informed Licensee of any pre-clinical or clinical data or information concerning the Compound and/or the Product and that to the knowledge of Licensor reasonably suggests that there may exist quality, toxicity, safety and/or efficacy concerns which may materially impair the safety of the Compound and/or the Product.

10.2.13 Licensor has conducted all Development of the Compound and the Product prior to the Effective Date in accordance with sound and ethical business and scientific practices, and in compliance with all Applicable Law, including GCPs and GLPs, and also including all applicable data privacy and data protection laws. In addition, Licensor has not used in any capacity, in connection with the Development of the Compound and the Product prior to the Effective Date, any Person who has been debarred pursuant to Section 306 of the FD&C Act (or similar Applicable Law outside of the U.S.), or who has been the subject of a conviction described in such section, and Licensor shall inform Licensee in writing immediately if it or any Person who has performed any such Development is debarred or is the subject of a conviction described in Section 306 (or similar Applicable Law outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to Licensor’s knowledge, is threatened, relating to the debarment of Licensor or any Person used in any capacity by Licensee in connection with such Development.

10.2.14 Licensor has received no notice from S*BIO that it is in breach of any of its obligations under the S*BIO Agreement, and, as of the Effective Date, Licensor is not aware of any breach of the S*BIO Agreement nor of any other circumstance on which Licensor might cease to hold and enjoy the rights granted to it with respect to Licensor Technology under the S*BIO Agreement, and Licensor shall not amend, modify or waive any of its rights under the S*BIO Agreement in a manner that would have an adverse effect on the interests of Licensee hereunder without the prior written consent of Licensee.

10.2.15 Other than as has been made available to Licensee via [*CONFIDENTIAL*], and with the sole exceptions of that certain agreement in negotiation with [*CONFIDENTIAL*] and that certain [*CONFIDENTIAL*], there are no binding contracts or agreements to which Licensor is a Party, other than the S*BIO Agreement and the On-Going Agreements, [*CONFIDENTIAL*].

10.3 Additional Representations, Warranties and Covenants of Licensee. Licensee hereby represents and warrants as of the Effective Date and, to the extent applicable, covenants, to Licensor that:

10.3.1 Licensee’s compensation programs for its Sales Representatives do not, and will not, provide financial incentives for the promotion, sales, and marketing of the Product in violation of any Applicable Laws or any professional requirements.

10.3.2 Licensee’s medical, regulatory and legal teams will review all training materials and programs prior to use by Licensee to ensure that all training materials and programs are in accordance with the Regulatory Approvals and Applicable Laws.

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10.3.3 Licensee and its Affiliates Control no Know-How or Patents that Cover or are otherwise necessary for the Development, Manufacture, use or Commercialization of the Compound or Royalty Products.

10.4 Anti-Sandbagging; Disclaimer. Neither Party shall bring any claim or pursue any remedy against the other Party for breach of any of such other Party’s representations or warranties under this ARTICLE 10 to the extent that the first Party had knowledge that such other Party was in breach of such representations or warranties as of the Effective Date. Subject to the representations and warranties set forth in Sections 10.1 and 10.2 above, Licensee understands that the Compound and Product are the subject of ongoing clinical research and development and that Licensor cannot ensure the safety or usefulness of the Compound or Product or that the Compound or Product will receive Regulatory Approvals. In addition, Licensor makes no warranties except as set forth in this ARTICLE 10 concerning the Licensor Technology.

10.5 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

10.6 Compliance.

10.6.1 Compliance with Anti-Corruption Laws. In connection with this Agreement, each of the Parties represents, warrants and covenants that it has complied and will comply with all Applicable Laws, including those Applicable Laws (and industry codes) dealing with government procurement, conflicts of interest, corruption or bribery, including, if applicable, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and any laws enacted to implement the Organisation of Economic Cooperation and Development Convention on Combating Bribery of Foreign Officials in International Business Transactions.

10.6.2 Prohibited Conduct. In connection with this Agreement, each of the Parties represents, warrants and covenants that it has not made, offered, given, promised to give, or authorized, and will not make, offer, give, promise to give, or authorize, any bribe, kickback, payment or transfer of anything of value, directly or indirectly, to any person or to any Government Official for the purpose of: (i) improperly influencing any act or decision of the person or Government Official; (ii) inducing the person or Government Official to do or omit to do an act in violation of a lawful or otherwise required duty; (iii) securing any improper advantage; or (iv) inducing the person or Government Official to improperly influence the act or decision of any organization, including any government or government instrumentality, in order to assist Licensee or Licensor in obtaining or retaining business.

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10.6.3 Compliance by Licensor. Licensor shall use Commercially Reasonable Efforts, prior to Licensee filing for the first Regulatory Approval for the Product, to adopt or make conforming changes to its comprehensive compliance program so as to be in compliance with the United States Department of Health and Human Services Office of Inspector General (OIG)’s April 2003 publication “Compliance Program Guidance for Pharmaceutical Research and Manufacturers, Code on Interactions with Health Care Professionals” and with the Conduct of Clinical Trials”.

ARTICLE 11

INDEMNIFICATION

11.1 Indemnification by Licensor. Licensor hereby agrees to save, indemnify, defend and hold Licensee, its Affiliates, and their respective directors, officers, agents and employees harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations or injunctions by a Third Party (each a “Claim”) to the extent resulting or otherwise arising from (i) any breach by Licensor of any of its representations, warranties, covenants or obligations pursuant to this Agreement or (ii) the negligence or willful misconduct by Licensor or its Affiliates, sublicensees or subcontractors or their respective officers, directors, employees, agents or consultants in performing any obligations under this Agreement or under any other agreement which may have an impact on the Licensor Technology, the Compound, or Royalty Products, except to the extent such Losses as are caused by instructions provided by Licensee and implemented by Licensor.

11.2 Indemnification by Licensee. Licensee hereby agrees to save, indemnify, defend and hold Licensor, its Affiliates, and their respective directors, agents and employees harmless from and against any and all Losses arising in connection with any and all Claims to the extent resulting or otherwise arising from (i) any breach by Licensee of any of its representations, warranties, covenants or obligations pursuant to this Agreement, (ii) the negligence or willful misconduct by Licensee (or its Affiliates, Sublicensees, subcontractors, wholesalers or distributors) or their respective officers, directors, employees, agents or consultants in performing any obligations under this Agreement or under any other agreement which may have an impact on the Licensor Technology, the Compound, or Royalty Products, or (iii) the Development, Manufacturing, or Commercialization of the Compound or a Royalty Product hereunder (including, for clarity, any product liability Losses resulting therefrom) by Licensee (or its Affiliates, Sublicensees, subcontractors, wholesalers or distributors) or their respective officers, directors, employees, agents or consultants.

11.3 Indemnification Procedures.

11.3.1 A Party believing that it is entitled to indemnification under, as applicable, Section 11.1 or Section 11.2 (an “Indemnified Party”) shall give prompt written notification to the other Party (the “Indemnifying Party”) of the commencement of any Claim for which indemnification may be sought or, if earlier, upon the assertion of any such Claim by a

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Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Claim as provided in this Section 11.3.1 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually materially prejudiced as a result of such failure to give notice). Within thirty (30) days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. If a Party believes that a Claim presented to it for indemnification is one as to which the Party seeking indemnification is not entitled to indemnification under, as applicable, Section 11.1 or Section 11.2, it shall so notify the Party seeking indemnification.

11.3.2 If the Indemnifying Party elects to assume the defense of such Claim, the Indemnified Party may participate in such defense at its own expense; provided, that if the interests of the Indemnified Party and the Indemnifying Party with respect to such Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party solely in connection therewith.

11.3.3 The Indemnifying Party shall keep the Indemnified Party advised of the status of such Claim and the defense thereof and shall consider recommendations made by the Indemnified Party with respect thereto.

11.3.4 The Indemnified Party shall not agree to any settlement of such Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement of such Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party or adversely affects the Indemnified Party without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld.

11.3.5 For clarity, neither Party shall have any indemnification obligation pursuant to Section 11.1 or Section 11.2 to the extent the applicable Claim results or otherwise arises from the breach of this Agreement, negligence, or willful misconduct of the other Party or its Affiliates, sublicensees or subcontractors or their respective officers, directors, employees, agents or consultants.

11.4 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS, OR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER

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SECTION 11.1 or 11.2 WITH RESPECT TO AMOUNTS OWED TO A THIRD PARTY, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 12.

11.5 Insurance. Each Party shall procure and maintain insurance, including, as applicable, clinical trials insurance and product liability insurance, adequate to cover its obligations hereunder and which is consistent with normal business practices of prudent companies similarly situated at all times during which the Compound or Product is being clinically tested in human subjects or commercially distributed or sold by or on behalf of such Party pursuant to this Agreement. Without limiting the foregoing:

(a) each Party shall procure and maintain clinical trials insurance coverage, which prior to the First Commercial Sale of the Product, shall be in accordance with the minimum requirements by Applicable Law and industry standards in each country where the clinical trials are carried out; and

(b) Licensee shall procure and maintain product liability insurance coverage, which upon First Commercial Sale of the Product, shall in no event be less than [*CONFIDENTIAL*] per loss occurrence and [*CONFIDENTIAL*] in the aggregate.

It is understood that such insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this ARTICLE 11. Each Party shall provide the other Party with written evidence of such insurance prior to commencement of this Agreement and upon expiration of any one (1) coverage. Each Party shall provide the other Party with written notice at least thirty (30) days prior to the cancellation, nonrenewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

ARTICLE 12

CONFIDENTIALITY

12.1 Confidential Information.

12.1.1 The Parties agree that during the Term, and for a period of [*CONFIDENTIAL*] years thereafter, a Party receiving Confidential Information of the other Party will (X) maintain in confidence such Confidential Information to the same extent such Party maintains its own proprietary information of similar kind and value, and, in any event, no less than a reasonable standard of care, (Y) not disclose such Confidential Information to any Third Party without the prior written consent of the other Party, except as otherwise expressly permitted below and, in the case of Licensee, except as necessary or useful for a proper and full performance of its rights and obligations hereunder, and (Z) not use such Confidential Information for any purpose except those permitted by this Agreement. As used herein, “Confidential Information” means all Know-How and other information and materials received by either Party from the other Party or its Affiliates pursuant to this Agreement. The foregoing obligations and the other obligations set forth in this Section 12.1 shall not apply with respect to any portion of such Confidential Information which:

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(a) is publicly disclosed by the disclosing Party, either before or after it becomes known to the receiving Party;

(b) was known to the receiving Party or any or its Affiliates, without any obligation to keep it confidential, prior to when it was received from the disclosing Party;

(c) is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party that is lawfully in possession thereof without obligation to keep it confidential;

(d) has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party or any of its Affiliates in breach of this Agreement; or

(e) has been independently developed or acquired by the receiving Party or any of its Affiliates without the aid, application or use of the disclosing Party’s Confidential Information.

Notwithstanding clauses (a) through (e) above, both Parties shall be bound to the obligations of this Article 12 (as the receiving Party hereunder) with respect to all Licensor Know-How to the extent such Licensor Know-How (i) was confidential prior to the Effective Date and (ii) specifically relates to the Compound or Product.

12.1.2 The receiving Party shall have the right to disclose any Confidential Information provided by the other Party hereunder if, in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is necessary to comply with the terms and conditions of this Agreement, or the requirements of any law or rule imposed by the U.S. Securities and Exchange Commission or any securities exchange or other Applicable Law, but only to the extent of such necessity or requirements; and no such disclosure shall cause any such information to cease to be Confidential Information hereunder, except to the extent such disclosure results in a public disclosure of such information. Where reasonably possible, the receiving Party shall notify the disclosing Party of the receiving Party’s intent to make such disclosure of Confidential Information pursuant to the preceding sentence sufficiently prior to making such disclosure so as to allow the disclosing Party adequate time to take whatever action the disclosing Party may deem to be appropriate to protect the confidentiality of the Confidential Information.

12.1.3 Except as set forth above, each Party agrees that it shall provide or permit access to Confidential Information of the other Party only to (i) the receiving Party’s attorneys, independent accountants and financial advisors for the sole purpose of enabling such attorneys, independent accountants and financial advisors to provide advice to the receiving Party and (ii) the receiving Party’s Affiliates, directors, officers, employees, consultants, advisors and permitted subcontractors, sublicensees and subdistributors, and to the directors, officers, employees, consultants, advisors and permitted subcontractors, sublicensees, subdistributors and other Third Parties, who have a need to know such Confidential Information to assist the receiving Party with the activities contemplated or required of it by this Agreement; provided

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that in each case the Person to whom Confidential Information is being disclosed is subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and nonuse of the receiving Party pursuant to this Section 12.1; and provided further, that each Party shall remain responsible for any failure by its attorneys, independent accountants and financial advisors, Affiliates, and its and its Affiliates’ respective directors, officers, employees, consultants, advisors and permitted subcontractors, sublicensees and subdistributors, to treat such Confidential Information as required under this Section 12.1.

For clarity, either Party may disclose without any limitation such Party’s U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions relating to such Party that are based on or derived from this Agreement, as well as all materials of any kind (including opinions, other tax analyses, or a complete copy of this Agreement and any amendments thereto) relating to such tax treatment or tax structure, except to the extent that nondisclosure of such matters is reasonably necessary in order to comply with applicable securities laws.

12.1.4 Each Party acknowledges that a Party in breach of any of its obligations under this Section 12.1 may cause the non-breaching Party irreparable harm, for which monetary damages will be an inadequate remedy. Therefore, notwithstanding anything to the contrary in this Agreement in the event of any such breach, the non-breaching Party shall be entitled, in addition to any other remedy available to it under this Agreement, at law or in equity, to seek injunctive relief, including an accounting for profits, specific performance of the terms hereof and other equitable relief for such breach, without the posting of bond or other security.

12.2 Publicity. Any press releases or other public statements or disclosures regarding the subject matter of this Agreement shall be subject to the express prior written consent of each of the Parties, which consent shall not be unreasonably withheld or delayed; provided that a disclosure shall be permitted without the other Party’s consent to the extent that it does not contain information beyond that included in a prior disclosure approved in writing by both Parties. Notwithstanding the foregoing, any disclosure which is required by Applicable Law or the rules of the U.S. Securities and Exchange Commission or any securities exchange, as reasonably advised by the disclosing Party’s counsel, may be made without the prior consent of the other Party, although, prior to making any such legally required disclosure, the Party making such disclosure shall give the other Party prompt notice and an opportunity to comment on the proposed disclosure.

12.3 Securities Filings. In the event Licensee proposes to file with the U.S. Securities and Exchange Commission or the securities regulators of any state or other jurisdiction under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities law a registration statement or any other disclosure document which describes or refers to this Agreement, including filing a copy of this Agreement itself, Licensee shall notify Licensor of such intention and shall provide Licensor with a copy of relevant portions of the proposed filing not less than three (3) Business Days prior to such filing (or such shorter period of time as may be required in the circumstances, and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), and shall use

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reasonable efforts to obtain confidential treatment of any information concerning Licensor that Licensor requests be kept confidential, consistent with Licensee’s disclosure obligations under applicable securities laws. Licensor may, at its discretion, file with the U.S. Securities and Exchange Commission or the securities regulators of any state or other jurisdiction under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities law a registration statement or any other disclosure document which describes or refers to this Agreement, including filing a copy of this Agreement itself. Licensor shall provide Licensee with a copy of relevant portions of the proposed filing reasonably in advance of making such filing, and shall use Commercially Reasonable Efforts to obtain confidential treatment of any information concerning Licensee that Licensee reasonably requests be kept confidential, consistent with Licensor’s disclosure obligations under applicable securities laws. For clarity, in no event shall Licensor be obligated to delay or withhold such a filing in order to comply with the foregoing sentence if such compliance would result in Licensor being in violation of any Applicable Law.

12.4 Publications.

12.4.1 Licensee shall be free at all times to make publications or presentations with regard to the Compound and/or the Product, as it shall deem appropriate for the effective management of the Development and Commercialization of the Compound and Product throughout the Territory; provided, that Licensee shall (a) provide Licensor every [*CONFIDENTIAL*] throughout the Term with a publication strategy plan and (b) a copy of said publications or material presentations intended to be given to a public international audience for Licensor’s information reasonably prior to the public disclosure thereof.

12.4.2 The Parties acknowledge and agree that certain Third Parties counterparties to the agreements included in the Licensor’s data room prior to the Effective Date may have been granted publication rights related to the Compound and Product, and publications by such Persons in compliance with the provisions of the relevant agreements shall be permitted; provided, that Licensor shall advise Licensee reasonably prior to the public disclosure thereof regarding any anticipated publications by such Persons.

12.5 Use of Names. Except as otherwise set forth in this Agreement, neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld; provided, however, that subject to Section 12.2, either Party may use the name of the other Party in any document filed with any Regulatory Authority or Governmental Authority, including the Securities and Exchange Commission.

12.6 Unauthorized Disclosure of Confidential Information. Each Party shall have a response plan in place for any disclosure of Confidential Information that is not authorized or otherwise permitted under this Agreement. Such plan shall include considerations of, among other things, notification, remediation and retrieval. In the event that a Party becomes aware of an unauthorized disclosure of Confidential Information, then such Party shall notify the other Party promptly in writing.

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12.7 Survival. The obligations and prohibitions contained in this ARTICLE 12 as they apply to Confidential Information shall survive the expiration or termination of this Agreement for a period of [*CONFIDENTIAL*] years.

12.8 Prior CDA. The Parties acknowledge and agree that any and all information exchanged or otherwise disclosed, and discussions, between themselves prior to the Effective Date shall remain subject, to the extent applicable, to the terms and conditions of the Prior CDA. Information exchanged or otherwise disclosed, and discussions, between the Parties following the Effective Date under or related to this Agreement or its subject matter shall be subject to the terms and conditions of this Agreement and not the Prior CDA. Furthermore, the Parties hereby acknowledge and agree that this Agreement constitutes an amendment to the Prior CDA (which satisfies the requirements of Section 13 of the Prior CDA), which amendment provides for the Parties to be able to mutually agree to terminate the Prior CDA immediately, and the Parties hereby agree that, without limiting the provisions thereof that survive termination thereof, the Prior CDA shall be deemed terminated as of the Effective Date.

ARTICLE 13

TERM AND TERMINATION

13.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this ARTICLE 13, shall remain in effect on a country-by-country basis until the expiration of the Royalty Term applicable to such country as set forth at Section 1.63 of this Agreement (the “Term”).

13.2 Termination for Breach.

13.2.1 Either Party may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement upon written notice to the other Party in the event that the other Party (the “Breaching Party”) shall have materially breached this Agreement. The Breaching Party shall have ninety (90) days (thirty (30) days in the event of non-payment) after written notice thereof was provided to the Breaching Party by the non-breaching Party to remedy such default; provided, however, that if such breach is capable of being cured but cannot be cured within such cure period and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have an additional ninety (90) days (for a total of one hundred eighty (180) days) to cure such breach (except in the event of non-payment, in which such case no additional time period shall apply). Unless the Breaching Party has cured any such breach or default prior to the expiration of such applicable cure period, such termination shall become effective upon receipt of the written notice of termination by the Breaching Party to be given within ten (10) days of the end of such period.

13.2.2 In the event of an uncured material breach by Licensor giving Licensee the right to terminate this Agreement under Section 13.2.1, then as an alternative to its right to terminate this Agreement as described above, Licensee may in its discretion elect to continue this Agreement and to exercise its rights pursuant to Section 15.1.2 to refer the measure of its damages to determination pursuant to arbitration, which arbitration may determine a one-

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time payment or going-forward reduction in payments as an appropriate remedy for the material breach giving rise to such right to terminate.

13.2.3 Notwithstanding the foregoing, in the event that Licensor’s material breach compromises the fundamental purpose of this Agreement and the ability of Licensee to continue the Development, Manufacture and Commercialization of the Compound and/or Product, and Licensee has no alternative but to terminate this Agreement, then in such case Licensee shall receive from Licensor appropriate payments (as determined pursuant to Article 15.13 below) to compensate Licensee for losses or damages, if any, suffered as a result of such material breach and termination of this Agreement (including as a result of Third Parties’ actions in connection therewith).

13.3 Claims for damages. Without limitation of any other remedy available hereunder, nothing in this Agreement shall limit a Party’s right to bring a claim for damages in the event of a breach of this Agreement by the other Party.

13.4 Termination as a Result of Bankruptcy. Each Party shall have the right to terminate this Agreement upon written notice as a result of the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided that such termination shall be effective only if such proceeding is not dismissed within ninety (90) days after the filing thereof.

13.5 Discontinuation by Licensee. Notwithstanding any other provision of this Agreement, Licensee shall at any time have the right to discontinue the Development of the Compound and Product and relinquish all the rights and the licenses granted to it under this Agreement and terminate this Agreement by giving thirty (30) days advance written notice to Licensor, in the event that in Licensee’s reasonable judgment after diligent consideration and consultation with Licensor, it is not reasonably viable for Licensee to carry out further Development of the Compound and Product.

ARTICLE 14

EFFECTS OF EXPIRATION OR TERMINATION

14.1 Licenses upon Expiration. Upon the expiration (but not termination) of this Agreement, in its entirety, or with respect to any given country(ies), Licensee’s license under Section 2.1.1 shall survive and become a [*CONFIDENTIAL*], exclusive license not requiring any [*CONFIDENTIAL*] under this Agreement.

14.2 Effects of Termination for Cause by Licensee. Upon the termination of this Agreement by Licensee pursuant to Sections 13.2 or 13.3,

(a) Licensee shall have the rights described in Section 13.2.2;

(b) all rights and licenses granted to Licensee hereunder shall immediately terminate and be of no further force and effect and Licensee shall cease Developing,

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Commercializing, Manufacturing and Packaging and Labeling the Product in and for all applicable countries; and

(c) at Licensor’s request, the Parties shall negotiate in good faith a license agreement pursuant to which (i) Licensor would be granted rights under and to Licensee Technology and (ii) Licensee would transfer to Licensor all of Licensee’s right, title and interest in and to any and all regulatory filings, Regulatory Approvals and other Regulatory Materials Controlled by Licensee for the Product, for consideration consistent with then-prevailing market conditions, on customary terms and conditions. In the event that the Parties cannot finalize such an agreement within sixty (60) days of commencing negotiations with respect thereto, the agreement shall be referred for resolution pursuant to Section 15.13 applied mutatis mutandis to such agreement.

14.3 Effects of Other Terminations. Upon the termination of this Agreement other than by Licensee pursuant to Sections 13.2 or 13.3,

(a) except to the extent that may be required in connection with the activities described at Section 14.4 below, all rights and licenses granted to Licensee hereunder shall immediately terminate and be of no further force and effect and Licensee shall cease Developing, Commercializing, Manufacturing and Packaging and Labeling the Product in and for all applicable countries;

(b) effective on the date of such termination, Licensee hereby grants to Licensor an exclusive, irrevocable, perpetual, royalty-free and fully paid-up, license, with the right to sublicense (subject however to the provisions of Section 14.4 below), under and with respect to the Licensee Technology to Develop, Manufacture and Commercialize the Compound and Product;

(c) Licensee will assign to Licensor all of Licensee’s right, title and interest in and to any (i) Promotional Materials, (ii) copyrights and trademarks (including the Product Trademarks and Product Trade Dress), including any goodwill associated therewith, and any registrations and design patents for the foregoing, and (iii) any internet domain name registrations for such trademarks and slogans, all to the extent solely related to the Product; provided, however, in the event Licensor exercises such right to have assigned such Promotional Materials, Licensee shall grant, and hereby does grant, a royalty-free right and license to any housemarks, trademarks, names and logos of Licensee contained therein for a period of [*CONFIDENTIAL*] for the sole and exclusive purpose of using such assigned Promotional Materials in connection with the Commercialization of the Product, after which Licensor shall immediately cease using any materials bearing such housemarks, trademarks, name and logo of Licensee;

(d) subject to Section 14.4, Licensee will assign to Licensor, at Licensor’s sole discretion and direction and to the extent permissible under each respective agreement, all of Licensee’s right, title and interest in and to any agreements (or portions thereof) between Licensee and Third Parties that relate to the Development or Manufacture of the Product;

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(e) Licensee will assign to Licensor, at Licensor’s sole discretion and direction, the management and continued performance of any clinical trials for the Product ongoing hereunder as of the effective date of such termination in respect of which Licensor shall assume full financial responsibility from and after the effective date of such termination; and

(f) Licensee will transfer to Licensor all of Licensee’s right, title and interest in and to any and all Development Data, Commercialization Data, regulatory filings, Regulatory Approvals and other Regulatory Materials Controlled by Licensee for the Product, and material embodiments thereof to the extent specifically related to the Compound and Product. Such transfer, including the transfer of relevant Licensee Know-How, will be undertaken in accordance with a transition plan to be reasonably agreed to by the Parties acting in good faith.

Licensee shall also cause its Affiliates to transfer and assign to Licensor all of such Affiliates’ right, title and interest in and to the foregoing items set forth in this Section 14.3

14.4 Rights of Licensee’s Sublicensees Upon Termination and Supply Obligations.

14.4.1 In the event of termination of this Agreement by Licensor pursuant to Section 13.2 for Licensee’s uncured material breach, Licensee’s Third Party Sublicensees’ (as opposed to its Affiliates) rights in the Compound and the Product shall survive and Licensee’s rights as [*CONFIDENTIAL*] shall be [*CONFIDENTIAL*] free of charge and shall become direct licenses from Licensor to the Sublicensees; provided, however, that, such direct license shall be regulated by either (a) [*CONFIDENTIAL*] or (b) another mutually agreed agreement between Licensor and such Sublicensee; provided, further, that, for a period of [*CONFIDENTIAL*] following the termination of this Agreement by Licensor pursuant to Section 13.2 for Licensee’s uncured material breach, Licensee shall continue to provide such support services to its Sublicensees as it was providing under its sublicense agreements. Notwithstanding the foregoing, this Section 14.4.1 shall not apply to any Sublicensee (i) whose actions or omissions caused this Agreement to be terminated or who was otherwise in breach of this Agreement or the relevant sublicense agreement at the time of termination, or (ii) that is also an Affiliate of Licensee. If Licensor steps-in to directly license one or more Sublicensees under this Section 14.4.1, then upon Licensor’s request and expense Licensee shall provide management services in relation to overseeing the activities of any such Sublicensee(s) pursuant to an agreement that the Parties will negotiate in good faith.

14.4.2 Licensee undertakes, upon Licensor’s reasonable request, to manufacture and supply the Compound and/or the Product, directly or through its nominee, in accordance with Licensor’s and/or the Sublicensees’ reasonable requirements for a period and at a price to be reasonably agreed upon in good faith between the Parties, and Licensor hereby grants to Licensee all rights with respect to the Licensor Technology as may be necessary in order for Licensee to perform such manufacture and supply.

14.5 Accrued Rights. Expiration or termination this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such expiration or termination. Such expiration or termination will not relieve a

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Party from obligations that are expressly indicated to survive the expiration or termination of this Agreement.

14.6 Survival. Notwithstanding anything to the contrary contained herein, the following provisions shall survive any expiration or termination of this Agreement: ARTICLES: 1 (to the extent necessary to give effect to other surviving provisions, 6.4.3, 6.5.2, 6.6, 8 (with respect to amounts due or accrued prior to the expiration or termination of this Agreement), 11 (except for Section 11.5), 12 (for the period set forth in Sections 12.1.1 and 12.7, provided, that, the paragraph at the end of Section 12.1.1 and immediately above Section 12.1.2 shall have no further force or effect), 13.3, 14 (to the extent applicable) and 15. Except as set forth in this ARTICLE 14 or otherwise expressly set forth herein, upon expiration or termination of this Agreement all other rights and obligations of the Parties shall cease.

14.7 Rights in Bankruptcy. All rights and licenses of whatever type and nature granted under or pursuant to this Agreement by Licensor and Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code, and any equivalent law in the United States or any other country. The Parties agree that each Party, solely in its capacity as licensee of certain rights under this Agreement, hereby retains and has the right, but not the obligation, to exercise any or all of its rights and elections under the U.S. Bankruptcy Code and any equivalent law. This Section 14.7 is without prejudice to any rights that a Party may have under the Bankruptcy Code or other applicable law. The Parties further agree that, in the event of the commencement of a bankruptcy case by or against a Party (such Party, the “Bankrupt Party”) under the U.S. Bankruptcy Code, (a) the other Party (the “Non-Bankrupt Party”) shall be entitled to a complete duplicate of (or complete access to, as appropriate) all intellectual property licensed to the Non-Bankrupt Party hereunder and all embodiments of such intellectual property, which, if not already in the Non-Bankrupt Party’s possession, shall be promptly delivered to it (x) upon any such commencement of a bankruptcy case and upon the Non-Bankrupt Party’s written request therefore, unless the Bankrupt Party assumes this Agreement pursuant to Section 365 of the Bankruptcy Code or otherwise elects to continue to perform all of its obligations under this Agreement or (y) if not delivered under clause (x), following the rejection of this Agreement by the Bankrupt Party under Section 365 of the Bankruptcy Code and upon the Non-Bankrupt Party’s written request therefore and (b) the Bankrupt Party shall not interfere with the Non-Bankrupt Party’s rights to such intellectual property and all embodiments of such intellectual property, and shall use Commercially Reasonable Efforts to assist and not interfere with the Non-Bankrupt Party in obtaining such intellectual property and all embodiments of such intellectual property from all other entities. The “embodiments” of intellectual property include all tangible, intangible, electronic or other embodiments of rights and licenses hereunder, including all compounds and products embodying intellectual property, Product, filings with Regulatory Authorities and related rights and Licensor Know-How in the case that Licensor is the Bankrupt Party and Licensee Know-How in the case Licensee is the Bankrupt Party.

ARTICLE 15

MISCELLANEOUS

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15.1 Disputes.

15.1.1 The Parties recognize that, from time to time, disputes, controversies or claims may arise which stem from or are related to a Party’s respective rights or obligations under this Agreement or a Party’s actual or alleged breach of this Agreement (a “Dispute”). It is the desire of the Parties to establish procedures to facilitate the resolution of Disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration or litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 15.1.1 if and when a Dispute arises under this Agreement. If the Parties are unable to resolve any Dispute within [*CONFIDENTIAL*] after such Dispute is submitted to it, either Party may, by written notice to the other Party, have such dispute referred to the Parties’ designated Executive Officers or their delegates for attempted resolution. In the event the designated Executive Officers or their delegates are not able to resolve such dispute within such [*CONFIDENTIAL*] period after receipt of written notice, then each Party is free to pursue any remedy at law or in equity available to such Party; provided, that Section 15.1.2 shall apply in the event of a Dispute related to Section 13.2.2.

15.1.2 If Licensee elects to exercise its rights under Section 13.2.2, it shall submit the question of Licensee’s damages to be finally settled by arbitration administered in accordance with the procedural rules of the American Arbitration Association (the “AAA”) in effect at the time of submission, as modified by this Section 15.1.2. The arbitration will be governed by the Laws of the State of New York. The arbitration will be heard and determined by three (3) arbitrators who are retired judges or attorneys with at least twenty (20) years of relevant experience in the pharmaceutical and biotechnology industry, each of whom will be impartial and independent and will not have worked for or on behalf of either Party for at least five (5) years. Each Party will appoint one (1) arbitrator and the third arbitrator will be selected by the two (2) Party-appointed arbitrators, or, failing agreement within thirty (30) days following appointment of the second arbitrator, by the AAA. Such arbitration will take place in New York, New York. The arbitration award so given will, absent manifest error, be a final and binding determination, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 11.4. Licensor will pay the fees, costs and expenses for the arbitrator it chooses, Licensee will pay the fees, costs and expenses for the arbitrator it chooses, and the Parties will share payment for the third arbitrator. Except in a proceeding to enforce the results of the arbitration or as otherwise required by Applicable Laws or securities exchange, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both Parties.

15.2 Entire Agreement; Amendment. This Agreement, together with the Schedules hereto (but excluding Schedule 1.64, i.e., the S*BIO Agreement), contains the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof are superseded by the terms of this Agreement. The Schedules and Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof

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modified, only by a written instrument duly executed by authorized representatives of each of the Parties.

15.3 Force Majeure. No Party shall be liable for any failure to perform, or be considered in breach of, its obligations under this Agreement (other than obligations to make payments of money) to the extent such performance has been delayed, interfered with or prevented by an event of Force Majeure, and the obligations of such Party under this Agreement (other than obligations to make payments of money) whose performance is affected by Force Majeure shall be suspended for so long as its performance remains affected by the event of Force Majeure. Any Party that experiences an event of Force Majeure shall provide prompt notice of such event to the other Party, including an estimate of the likely period of time during which its performance will be affected, and shall use reasonable efforts to remove the condition constituting Force Majeure. In the event of a prolonged condition of Force Majeure that makes it unreasonable to continue to perform other activities then being performed by the Parties and their Affiliates pursuant to this Agreement, the Parties shall consult directly or through the appropriate Committees and may appropriately scale back their respective activities in order to avoid waste or inappropriate usage of resources under the circumstances, and neither Party shall be liable for any such reasonable scale back, or be considered in breach of its obligations under this Agreement (other than obligations to make payments of money to the other Party) as a result of such reasonable scale back.

15.4 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid (which notice shall be effective five (5) Business Days after such mailing); express delivery service (which notice shall be effective on the first Business Day after delivery to such service); or personally delivered to the appropriate addresses (which notice shall be effective upon delivery to such addresses) set forth below or to such other addresses or numbers for a Party as such Party may inform the other Party by giving five (5) Business Days’ prior written notice:

If to Licensor:	MEI Pharma, Inc.
11975 El Camino Real, Suite 101
San Diego, CA 92130
Attention: Chief Executive Officer
Fax: +1 858-792-5406

With copies to (which shall not constitute notice):

MEI Pharma, Inc.
11975 El Camino Real, Suite 101
San Diego, CA 92130
Attention: General Counsel
Fax: +1 858-792-5406

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If to Licensee:	Helsinn Healthcare SA
Via Pian Scairolo 9
CH – 6912 Pazzallo Lugano
Attention: General Manager and Chief Operating Officer
Fax: +4191 993 00 40

With copies to (which shall not constitute notice):

Helsinn Healthcare SA
Via Pian Scairolo 9
CH – 6912 Pazzallo Lugano
Attention: General Counsel and Chief Legal Officer
Fax: +4191 993 00 40

15.5 Maintenance of Records. Each Party shall keep and maintain all records required by Applicable Law or regulation (including records for intellectual property protection purposes) with respect to its activities hereunder pertaining to the Compound and Product and shall make copies of such records available to the other Party as required herein. Each Party must maintain such records for the greater of [*CONFIDENTIAL*] or the time period required by Applicable Law.

15.6 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except that a Party may make such an assignment or transfer without the other Party’s written consent to any of its Affiliates or to a successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction, provided that such Affiliate, permitted successor or assignee of rights and/or obligations hereunder assumes, in writing to the other Party, performance of such rights and/or obligations in accordance with the terms and conditions of this Agreement. Any assignment or transfer, or attempted assignment or transfer, by either Party in violation of the terms of this Section 15.6 shall be null and void and of no legal effect. This Agreement shall be binding on, and inure to the benefit of, each Party, its successors and permitted assigns.

15.7 Offset Rights. Except as expressly permitted in this Agreement, neither Party may, at any time or for any reason, offset any payments due to the other Party or its Affiliates under this Agreement.

15.8 Severability. If any one (1) or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, such provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

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15.9 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

15.10 Ambiguities; No Presumption. Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties hereto and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party hereto as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

15.11 Headings. The headings for each ARTICLE and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular ARTICLE or Section.

15.12 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person shall be construed to include the person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to ARTICLES, Sections, or Schedules shall be construed to refer to ARTICLES, Sections, or Schedules of this Agreement, and references to this Agreement include all Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding electronic mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the terms “or” and “and/or” shall be interpreted in the inclusive sense commonly associated with the term “and/or”.

15.13 Governing Law; Equitable Relief; and Jurisdiction.

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15.13.1 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state, other than Section 5-1401 of the New York General Obligations Applicable Law; provided that any matters relating to the construction or effect of any patent will be governed by the patent laws of the United States. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

15.13.2 Equitable Relief. Notwithstanding anything in this Agreement to the contrary, each Party shall have the right to seek injunctive or other equitable relief from a court of competent jurisdiction pursuant to Section 15.13.3 that may be necessary to avoid irreparable harm or to maintain the status quo.

15.13.3 Jurisdiction. Without limiting the provisions of Section 15.1, each Party (a) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement, (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of such Courts, and (c) irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Courts do not have any jurisdiction over such Party. Each Party further agrees that service or any process, summons, notice or document by U.S. registered mail to such Party’s notice address provided for in this Agreement shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 15.13.3. Notwithstanding the forgoing, nothing contained in this Agreement will deny any Party the right to seek injunctive relief or other equitable relief from a court of competent jurisdiction applying the laws of the court in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any other ongoing proceeding.

15.14 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

15.15 No Third Party Beneficiaries. No person or entity other than Licensee, Licensor and their respective Affiliates, successors and permitted assignees hereunder, shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

15.16 Independent Contractors. It is expressly agreed that Licensee and Licensor shall be independent contractors and that the relationship between Licensee and Licensor shall not constitute a partnership, joint venture or agency. Neither Licensee nor Licensor shall have the authority to make any statements, representations, or commitments of any kind, or to take

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any action, which shall be binding on the other Party, without the prior written consent of such other Party.

15.17 Counterparts; Facsimile Signatures. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Agreement may be executed by delivery of electronically scanned copies of original signatures delivered by facsimile or electronic mail, and such signatures shall be deemed to bind each Party as if they were original signatures.

[No Further Text on This Page]

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the date first written above.

HELSINN HEALTHCARE SA		MEI PHARMA, INC.

By:	/s/ Riccardo Braglia	By:	/s/ Daniel P. Gold

Name:	Riccardo Braglia	Name:	Daniel P. Gold, Ph.D.

Title:	Member of the Board of Directors	Title:	President and CEO

Signature Page to License, Development and Commercialization Agreement

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Schedule 1.14: Certain Patents [SIX PAGES HAVE BEEN REDACTED]

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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 1.41: Licensor Patents [13 PAGES HAVE BEEN REDACTED]

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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Schedule 1.46: On-Going Agreements [2 PAGES HAVE BEEN REDACTED]

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Schedule 1.64: S*BIO Agreement

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ASSET PURCHASE AGREEMENT

by and between

MEI Pharma, Inc.

as Purchaser,

and

S*BIO Pte Ltd.

as Seller

Dated as of August 7, 2012

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		Page

10.10	Disclosure Schedules	48

10.11	Specific Enforcement	48

10.12	Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies	49

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EXHIBITS

Exhibit A – Form of Assignment and Assumption Agreement

Exhibit B – Form of Patent Assignment

Exhibit C – Program Patents

Exhibit D – Form of Registration Rights Agreement

Exhibit E – Program Compound Structures

Exhibit F – IND Acknowledgement Letter

Exhibit G – IND Letter

SCHEDULES

Schedule 2.1(c) – Regulatory Materials

Schedule 2.1(d) – Inventory

Schedule 2.9 – Purchase Price Allocation

Schedule 7.5 – Pending and In-Process Publications

Seller Disclosure Schedules

v

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT is made as of August 7, 2012 by and between MEI Pharma, Inc., a Delaware corporation (“Purchaser”), and S*Bio Pte Ltd., a Singapore private limited company (“Seller”).

RECITALS:

Subject to the terms and conditions set forth herein, Seller desires to sell, convey, transfer, assign and deliver to Purchaser, and Purchaser desires to purchase and acquire from Seller, free and clear of all Liens other than the Assumed Liabilities and the Permitted Liens, all of Seller’s and its Subsidiaries’ right, title and interest in and to all of the Purchased Assets (the “Acquisition”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. As used herein, the following terms shall have the following meanings:

“Accounts Receivable” shall mean: (i) all trade accounts receivable and other rights to payment from customers of Seller; (ii) all other accounts or notes receivable of Seller and the full benefit of all security for such accounts or notes; and (iii) any Claim, remedy or other right related to any of the foregoing.

“Acquisition” shall have the meaning given to such term in the Recitals.

“Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that, for purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of such Person.

“Agreement” shall mean this Asset Purchase Agreement.

“Allocation Statement” shall have the meaning given to such term in Section 2.9.

“Assumed Liabilities” shall have the meaning given to such term in Section 2.3.

“Bankruptcy Exception” shall have the meaning given to such term in Section 3.2.

1

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“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banks in California are obligated by applicable Law or executive Order to close or are otherwise generally closed.

“Change of Control Transaction” shall have the meaning given to such term in Section 7.2(a).

“Claim” shall have the meaning given to such term in Section 3.9.

“Clinical Data” shall mean data or results generated in or resulting from any non-clinical, pre-clinical study or clinical trial of any Program Compound, conducted by or on behalf of Seller or its Subsidiaries, together with the applicable protocol for each such study or trial, as well as all associated site related documentation, investigator brochures, investigational review board correspondence, data monitoring committee minutes and documentation, Chemistry, Manufacturing and Controls (CMC) data and SAS files.

“Closing” shall have the meaning given to such term in Section 2.10.

“Closing Stock Payment” shall have the meaning set forth in Section 2.5.

“Closing Date” shall have the meaning given to such term in Section 2.10.

“Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and any successor thereto.

“Combination Product” shall mean a Product that is comprised of or contains a Program Compound as an active ingredient together with one or more active ingredients that are Proprietary Compounds, when such active ingredients are either sold together in one (1) package or formulated together in one (1) therapeutic formulation.

“Competing Business” shall have the meaning given to such term in Section 7.2(a).

“Competing Compound” shall have the meaning given to such term in Section 7.2(a).

“Confidential Information” shall have the meaning given to such term in Section 7.5.

“Confidentiality Agreement” shall have the meaning given to such term in Section 7.5.

“Contract” shall mean any contract, arrangement, agreement, purchase order, license or other binding commitment, whether oral or written.

“Control” or “Controlled” shall mean with respect to any Know-How or any Intellectual Property, possession by a Person of the ability (whether by ownership, license, covenant not to sue or otherwise) to grant access to, to grant use of, or to grant a license or a sublicense or other right of or under such Know-How or Intellectual Property without violating the terms of any agreement or other arrangement with any Third Party.

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“Copyrights” shall mean copyrights and registrations and applications therefor, works of authorship, content (including website content) and mask work rights.

“Cover” or “Covered” or “Covering” shall mean, (a) with respect to a Product and a Program Patent that is an issued patent, that, in the absence of ownership of or a license granted under a Valid Claim of such Program Patent, the manufacture, use, offer for sale, sale or importation of such Product would infringe such Valid Claim; and (b) with respect to a Product and a Program Patent that is a patent application, that, in the absence of ownership of or a license granted under a Valid Claim of such Program Patent, the manufacture, use, offer for sale, sale or importation of such Product would infringe such Valid Claim if such patent application were to issue as a patent.

“Damages” shall mean all damages, losses, charges, liabilities, payments, judgments, settlements, assessments, deficiencies, Taxes, interest, penalties, and costs and expenses (including removal costs, remediation costs, closure costs, fines, penalties and expenses of investigation and ongoing monitoring, reasonable attorneys’ fees, and out of pocket disbursements), but excluding unforeseeable, speculative, special, indirect, consequential, exemplary and punitive damages (“Special Damages”), except in the case of Special Damages imposed on, sustained, incurred or suffered by, or asserted against, any Indemnified Party in respect of a Third Party Claim.

“Development” shall mean research, pre-clinical and clinical drug development activities, including clinical trials, relating to the development of pharmaceutical compounds and pharmaceutical products and submission of information to a Regulatory Authority for the purpose of obtaining Regulatory Approval of a pharmaceutical product, and activities to develop manufacturing capabilities for pharmaceutical products. Development includes optimization and pre-clinical activities, statistical analysis and report writing, pharmacology studies, toxicology studies, formulation, process development and manufacturing scale-up (including bulk compound production), test method development, stability testing, quality assurance and quality control, qualification and validation, technical support, pharmacokinetic studies, clinical trials and regulatory affairs activities.

“EMA” shall mean the European Medicines Agency or any successor agency thereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Assets” shall have the meaning given to such term in Section 2.2.

“Exploit” or “Exploitation” shall mean Develop, design, test, modify, improve, make, have made, use, sell, offer sale, have sold, import, reproduce, market, distribute, and commercialize.

“EU” shall mean the European Union.

“FDA” shall mean the Food and Drug Administration of the United States Department of Health and Human Services or any successor agency thereof performing similar functions.

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“First Commercial Sale” shall mean, with respect to a Product in a country, the first sale of such Product for monetary value for end use or consumption in such country after receipt of Regulatory Approval for such Product in such country.

“First EU Indication” shall have the meaning given to such term in Section 2.6(a).

“Form S-3” shall have the meaning given to such term in Section 2.6(c).

“Fundamental Representations” shall have the meaning given to such term in Section 8.1.

“Governmental Authorities” shall mean all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures and offices of any nature whatsoever of any government or political subdivision, whether supranational, foreign, federal, state, provincial, county, district, municipality, city or otherwise, including any Regulatory Authority.

“Healthcare Laws” shall mean any U.S., foreign or other Law or regulation related to the development, manufacturing or commercialization of healthcare products and services, including, without limitation, (i) the U.S. Federal Food, Drug and Cosmetic Act and any regulations promulgated thereunder and any amendments or successors thereto, (ii) the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)) and any regulations promulgated thereunder and any amendments or successors thereto, the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)) and any regulations promulgated thereunder and any amendments or successors thereto, (iii) the civil False Claims Act (31 U.S.C. §§ 3729 et seq.) and any regulations promulgated thereunder and any amendments or successors thereto, (iv) the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)) and any regulations promulgated thereunder and any amendments or successors thereto, (v) the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) and any regulations promulgated thereunder and any amendments or successors thereto, and (vi) any foreign equivalents of any of the above.

“IND” shall mean an Investigational New Drug Application filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations (or its successor regulation) with respect to any of the Program Compounds, or the equivalent application or filing filed with any equivalent agency or Governmental Authority outside the United States of America (including any supra-national agency such as the EMA), and all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

“IND Acknowledgement Letter” means the letter, together with FDA Form 1571, in substantially the form attached hereto as Exhibit F.

“IND Letter” means the letter, together with FDA Form 1571, in substantially the form attached hereto as Exhibit G.

“Indemnification Cap” shall have the meaning given to such term in Section 8.5.

“Indemnified Party” shall have the meaning given to such term in Section 8.4.

“Indemnifying Party” shall have the meaning given to such term in Section 8.4.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Indication” shall mean a specific disease, infection or other condition which is recognized by a Regulatory Authority as being a disease, infection or condition. For avoidance of doubt, the term “Indication” includes each of myelodysplastic syndrome, acute myeloid leukemia, peripheral T-cell lymphoma, Hodgkins lymphoma, non-Hodgkin’s lymphoma, Kaposi’s sarcoma, gastric carcinoma, nasopharyngeal carcinoma, sarcoma, myelofibrosis, HIV infection, HBV infection, bone marrow transplant and organ transplant. All variants of a single disease, infection or condition (whether classified by severity or otherwise) will be treated as the same Indication, except that different types of cancer (e.g., as defined by site or cancer cell origin) will be treated as different Indications. The treatment or prevention of a disease, infection or other condition in adults and the treatment or prevention of the same disease, infection or other condition in a pediatric population will not be treated as separate Indications.

“Intellectual Property” shall mean all worldwide intellectual property rights, including rights in and to the following: (a) Patents; (b) Marks; (c) Copyrights; (d) Know-How; (e) data exclusivity, databases and data collections; and (f) any similar, corresponding or equivalent rights to any of the foregoing.

“Inventory” shall mean all quantities of SB939 drug substance in the possession or Control of Seller or any of its Subsidiaries as of immediately prior to the Closing.

“IRS” shall mean the United States Internal Revenue Service.

“Know-How” shall mean inventions (whether or not patentable), invention disclosures, processes, methods, algorithms and formulae, know-how, trade secrets, technology, information, knowledge, practices, formulas, instructions, skills, techniques, technical data, designs, drawings, computer programs, apparatus, results of experiments, test data, including pharmacological, toxicological and Clinical Data, analytical and quality control data, manufacturing data and descriptions, market data, devices, assays, chemical formulations, notes of experiments, specifications, compositions of matter, physical, chemical and biological materials and compounds, whether in intangible, tangible, written, electronic or other form.

“Knowledge” shall mean (a) with respect to Seller, the actual knowledge of a particular fact or other matter being possessed as of the pertinent date by Dr. Forrest H. Fuller, Dr. Kantharaj Ethirajulu and Tamar Howson, and (b) with respect to Purchaser, the actual knowledge of a particular fact or other matter being possessed as of the pertinent date by the Purchaser’s Chief Executive Officer, Chief Financial Officer and Chief Medical Officer.

“Laboratory Notebooks” shall mean Seller’s original laboratory notebooks that contain information relating to any Program Compound and/or Product.

“Laws” shall mean any statute, law, ordinance, regulation, rule, code, Order, other requirement or rule of law enacted, issued, promulgated, enforced or entered by a Governmental Authority.

“Liability” shall mean any direct or indirect indebtedness, liability, assessment, expense, claim, loss, damage, deficiency, obligation, Tax or responsibility, known or unknown, disputed or undisputed, joint or several, vested or unvested, executory or not, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, determinable or undeterminable,

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accrued or unaccrued, absolute or not, actual or potential, contingent or otherwise (including any liability under any guarantees, letters of credit, performance credits or with respect to insurance loss accruals), whenever or however arising (including, whether arising out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

“LIBOR” shall have the meaning given to such term in Section 2.8(a).

“Lien” shall mean any mortgage, lien, pledge, charge, claim, equitable interest, right-of-way, easement, encroachment, security interest, preemptive right, right of first refusal or similar restriction or right, including any restriction on use, option, judgment, title defect or encumbrance of any kind other than Permitted Liens.

“Marketing Approval” shall mean, with respect to any Product in a country or jurisdiction, any and all approvals, registrations, licenses or authorizations of the applicable Regulatory Authority(ies) necessary for the marketing and sale of such Product for a particular Indication in such country or jurisdiction, including, where applicable, approval of Product labeling for such Indication.

“Marks” shall mean all United States and foreign trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names and corporate names, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof.

“Material Adverse Effect” shall mean an effect that is materially adverse to the Program or could reasonably be expected to impair the ability of Seller to consummate the Acquisition or performance of obligations under this Agreement; provided, however, that none of the following (individually or in combination) shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any adverse effect resulting directly from general business or economic conditions, except to the extent such general business or economic conditions have a disproportionate effect on the Program; (b) any adverse effect resulting directly from conditions generally affecting any industry or industry sector to which the Program relates, except to the extent such adverse effect has a disproportionate effect on the Program; (c) any adverse effect resulting directly from the announcement, execution or delivery of this Agreement or the pendency or consummation of the transactions contemplated hereunder; (d) any adverse effect resulting directly from any change in accounting requirements or principles or any change in applicable Laws or the interpretation thereof; (e) any adverse effect resulting directly from any breach by Purchaser of any provision of this Agreement; or (f) any adverse data, event or outcome, arising out of or related to the Program, including pre-clinical and clinical trials, which data, event or outcome is disclosed in the Clinical Data or Regulatory Materials made available by Seller to Purchaser prior to the date of this Agreement.

“Milestone Event” shall have the meaning given to such term in Section 2.6(a).

“Milestone Payment” shall have the meaning given to such term in Section 2.6(a).

“Milestone Stock Payment” shall have the meaning given to such term in Section 2.6(a).

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“NDA” shall mean a New Drug Application (as more fully described in 21 CFR 314.50 et seq. or its successor regulation), or any amendment or supplement thereto, with respect to a Program Compound or Product for an Indication, submitted to the FDA.

“Net Sales” shall mean the gross amount invoiced for sales of Product by Selling Persons to Third Parties, less the following deductions from such gross amounts to the extent attributable to such Product and to the extent actually incurred, allowed, accrued or specifically allocated:

(a) trade, cash and quantity discounts actually given;

(b) price reductions or rebates, retroactive or otherwise, or charge backs actually granted or paid to Governmental Authorities, group purchasing organizations, Third Party payors (including managed health care organizations) or trade customers;

(c) amounts repaid or credited by reason of rejections, defects, return goods allowance, recalls or returns;

(d) reasonable and customary freight, shipping insurance and other transportation charges directly related to the sale of the Product separately stated on the invoice to the Third Party;

(e) fees for any services provided by wholesalers and warehousing chains related to the distribution of such Product; and

(f) sales, value-added, excise taxes, tariffs and duties, and other taxes and government charges directly related to the sale, to the extent that such items are included in the gross invoice price of the Product and actually borne by Selling Persons without reimbursement from any Third Party (but not including taxes assessed against the income derived from such sale);

all as determined in accordance with GAAP on a basis consistent with Purchaser’s annual audited financial statements.

The transfer of Product between or among Purchaser and its Affiliates and Selling Persons for resale (which resale will give rise to Net Sales), use in a clinical trial, or use as free marketing samples will not be considered a sale.

Upon the sale or other disposal of Product, such sale, disposal or use will be deemed to constitute a sale with the consideration for the sale being the consideration for the relevant transaction and constituting Net Sales hereunder, or if the consideration is not a monetary amount, a sale will be deemed to have occurred for a price assessed on the value of whatever consideration has been provided in exchange for the sale. Disposal of Product for or use of Product in Clinical Trials or as free samples will not give rise to any deemed sale under this definition. Such amounts will be determined from the books and records of Purchaser, its Affiliates and Selling Persons maintained in accordance with GAAP, consistently applied throughout the organization.

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“Net Sales Milestone Events” shall have the meaning given to such term in Section 2.6(a).

“Notice of Claim” shall have the meaning given to such term in Section 8.4.

“Orders” shall have the meaning given to such term in Section 3.8.

“OIG” shall have the meaning given to such term in Section 3.8.

“Other Program Materials” shall mean, to the extent in the possession of or Controlled by Seller or its Subsidiaries as of the Closing, (i) all research and development reports and disclosure memoranda relating to the Program Compounds, including study reports, clinical trial related documents including consent forms, study contracts, site agreements, manuscripts and in process publications, (ii) all of the marketing and promotional documents, such as customer lists, marketing and promotional plans, documents and materials, field force training manuals and materials, and the like, to the extent relating to the Program Compounds, (iii) all worldwide safety reports with respect to the Program Compounds in existence as of the Closing, and (iv) all manufacturing information used in connection with the Program Compounds.

“Party” shall mean Seller or Purchaser, individually, as the context so requires, and the term “Parties” shall mean collectively, Seller and Purchaser.

“Patent Files” shall mean, with regard to a Program Patent: (a) the complete file histories for such Program Patent in the possession of Seller; and (b) all files relating to such Program Patent that are held or maintained on Seller’s behalf by Seller’s outside patent counsel, Phillips Ormonde Fitzpatrick, including all contents of such files.

“Patents” shall mean all United States and foreign patents and applications, including any and all divisionals, continuations and continuations-in-part of the patents and patent applications therefor and reissues, reexaminations, restorations (including supplemental protection certificates) and extensions thereof.

“Permitted Liens” shall mean any: (a) liens for current Taxes not yet due and payable or that are otherwise not material; (b) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies, and other like liens arising in the ordinary course of business and consistent with past practices for sums not yet due and payable or which are being contested in good faith; and (c) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods.

“Person” shall mean an individual, corporation, partnership, limited partnership, limited liability company, limited liability partnership, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder), trust, association, entity or government or political subdivision, agency or instrumentality of a government.

“Phase 2 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 2 study as defined in 21 CFR § 312.21(b) (or its successor regulation).

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“Phase 3 Milestone Event” shall have the meaning given to such term in Section 2.6(a).

“Phase 3 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or its successor regulation).

“Pivotal Trial” shall mean, with respect to a Product, a Phase 2 Trial of such Product that is intended to form the primary basis of an efficacy claim in an NDA submission and/or is the subject of a special protocol assessment agreement with the FDA.

“Pricing Approval” shall mean, with respect to a Product in a country or jurisdiction, the approval, agreement, determination or governmental decision establishing the price or level of reimbursement for such Product, if legally required in the relevant country or jurisdiction before any sale of such Product may occur in such country or jurisdiction.

“Product” shall mean any pharmaceutical product containing or comprising any Program Compound, whether or not as the sole active ingredient and in any dosage, form or formulation.

“Program” shall mean: (a) in the case of Seller, all of Seller’s and its Subsidiaries’ activities (including activities performed by any Third Party on behalf of Seller) directed to the Development and manufacture (including synthesis, formulation, finishing or packaging), use, offer for sale, sale, import or other Exploitation of the Program Compounds, up to the Closing Date; and (b) in the case of Purchaser, all of Purchaser’s and its Affiliates’ and Third Party licensees’ activities (including activities performed by any Third Party on behalf of any of them) directed to the Development and manufacture (including synthesis, formulation, finishing or packaging), use, offer for sale, sale, import or other Exploitation of the Program Compounds following the Closing Date.

“Program Compound” shall mean: (a) SB939, SB1304, SB1354 and SB1502; (b) any compound claimed generically or specifically or otherwise covered in any of the Program Patents; and (c) any derivative, analog, salt, hydrate, solvate, ester, polymorph, isomer, regioisomer or stereoisomer (including enantiomer and diastereoisomer) of any compound described in clause (a) or (b) above, whether existing on the Closing Date or generated or synthesized by or on behalf of Purchaser or any of its Affiliates or licensees after the Closing.

“Program Know-How” shall mean Know-How not included in the Program Patents, which Know-How is: (a) Controlled by Seller or its Subsidiaries immediately prior to the Closing; and (b) directed to the Development, manufacture (including synthesis, formulation, finishing or packaging), use, offer for sale, sale, import or other Exploitation of any Program Compound and/or Product, including the Clinical Data; but excluding, in any event, any Know-How that is an Excluded Asset.

“Program Notebooks” shall mean true and complete copies of those portions of the Laboratory Notebooks that relate to the Program Compounds and/or Products, excluding any portion of the Laboratory Notebooks relating to any compound that is not a Program Compound.

“Program Patents” shall mean inventions, applications, and patents set forth in Exhibit C and any and all applications filed in any country based thereon, including applications in countries other than the country of priority filing under the provisions of any international

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convention; any and all patents, including reissues and extensions thereof, obtained in any country upon said inventions; any and all continuing applications, including divisional, continuation and continuation-in-part applications; any substitute applications; all prior applications disclosing said inventions to which the present application claims priority; and to any other applications claiming the benefit of said prior applications.

“Program Technology” shall mean the Program Patents and the Program Know-How.

“Proprietary Compound” shall mean any composition of matter, other than a Program Compound, that is covered by a valid claim (provided that, a valid claim shall mean a Valid Claim with the term “Program Patent” replaced with “patent or patent application”), and is not covered by a Program Patent.

“Purchased Assets” shall have the meaning given to such term in Section 2.1.

“Purchase Price” shall have the meaning given to such term in Section 2.5.

“Purchaser Common Stock” shall mean Purchaser’s Common Stock, par value Common Stock, $0.00000002.

“Purchaser Series A Preferred Stock” shall mean Purchaser’s Series A Convertible Preferred Stock, par value $0.01.

“Purchaser Series B Preferred Stock” shall mean Purchaser’s Series B Preferred Stock, par value $0.01.

“Purchaser” shall have the meaning given to such term in the preamble of this Agreement.

“Purchaser SEC Reports” shall have the meaning given to such term in Section 4.7(a).

“Purchaser Indemnitees” shall have the meaning given to such term in Section 8.2.

“Regulatory Approval” shall mean, with respect to a Product in a country or jurisdiction, (a) Marketing Approval, and (b) all Pricing Approvals with respect to such Product in such country or jurisdiction.

“Regulatory Authority” shall mean any regulatory agency, ministry, department or other governmental body having authority in any country or region to control the development, manufacture, marketing, and sale of Products, including the FDA and EMA.

“Regulatory Materials” shall mean all U.S. and foreign regulatory applications, filings, submissions and approvals (including all INDs and NDAs, and foreign counterparts thereof, and all Regulatory Approvals) for Program Compounds and/or Products, and all correspondence with the FDA and other Governmental Authorities relating to the Program Compounds and/or Products or any of the foregoing regulatory applications, submissions and approvals; that, in each case, are in the possession of or Controlled by, or held by or for Seller or its Subsidiaries at the Closing Date, whether generated, filed or held by or for Seller or its Subsidiaries.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Regulatory Milestone Events” shall have the meaning given to such term in Section 2.6(a).

“Representatives” shall mean directors, officers, members, managers, employees, attorneys, accountants, representatives and other agents.

“Retained Liabilities” shall have the meaning given to such term in Section 2.4.

“Second EU Indication” shall have the meaning given to such term in Section 2.6(a).

“SB1304” shall mean the compound designated by Seller as “SB1304,” the structure of which is described in Exhibit E.

“SB1354” shall mean the compound designated by Seller as “SB1354,” the structure of which is described in Exhibit E.

“SB1502” shall mean the compound designated by Seller as “SB1502,” the structure of which is described in Exhibit E.

“SB939” shall mean the compound designated by Seller as “SB939,” the structure of which is described in Exhibit E.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall have the meaning given to such term in the preamble of this Agreement.

“Seller Disclosure Schedules” shall have the meaning given to such term in the first paragraph of Article 3.

“Seller Indemnitees” shall have the meaning given to such term in Section 8.3.

“Selling Person” shall mean, with respect to a Product, Purchaser and its Affiliates and each licensee or sublicensee of rights to sell such Product.

“Set-Off Right” shall have the meaning given to such term in Section 8.5.

“Subsidiary” shall mean any Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by Seller.

“Surviving Person” shall have the meaning given to such term in Section 2.6(c).

“Taxes” shall mean: (i) any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind, imposed by any taxing authority, including taxes or other charges on, measured by, or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, value added, good and services, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, escheat, unclaimed property, real or personal property or net worth; taxes or other charges in the nature of excise, withholding,

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ad valorem, stamp, transfer, value-added or gains taxes; (ii) any Liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, combined, consolidated or unitary group for any taxable period; (iii) any Liability for the payment of amounts of the type described in (i) or (ii) as a result of being a transferee of, or a successor in interest to, any Person or as a result of an express or implied obligation to indemnify any Person; and (iv) any and all interest, penalties, additions to tax and additional amounts imposed in connection with or with respect to any amounts described in (i), (ii) or (iii).

“Tax Return” shall mean any return, report, statement, form or other documentation (including any additional or supporting material and any amendments or supplements) filed or maintained, or required to be filed or maintained, with respect to or in connection with the calculation, determination, assessment or collection of any Taxes.

“Third Party” shall mean any Person other than Seller or Purchaser or an Affiliate of Seller or Purchaser.

“Third Party Acquiror” shall have the meaning given to such term in Section 7.2(a).

“Third Party Claim” shall have the meaning given to such term in Section 8.4(b).

“Transaction Documents” shall mean, collectively, this Agreement, the Assignment and Assumption Agreement, the Patent Assignment and the Registration Rights Agreement.

“Transaction Value” shall have the meaning set forth in Section 2.5.

“Update Report” shall have the meaning set forth in Section 2.6(c).

“Valid Claim” shall mean any claim in any unexpired and issued Program Patent that has not been disclaimed, revoked or held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) any claim of a pending patent application within the Program Patents that has not been abandoned, finally rejected or expired without the possibility of appeal or re-filing, nor pending for five (5) or more years.

1.2 Interpretation. Unless the context otherwise requires, the terms defined in Section 1.1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

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ARTICLE 2

PURCHASE & SALE OF PURCHASED ASSETS

2.1 Purchased Assets. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall, or shall cause one or more of its Subsidiaries to, sell, convey, transfer, assign and deliver to Purchaser, and Purchaser shall purchase and acquire from Seller, free and clear of all Liens other than the Assumed Liabilities and Permitted Liens, all of Seller’s and its Subsidiaries’ right, title and interest in and to all of the following (collectively, the “Purchased Assets”):

(a) The Program Compounds;

(b) All Program Technology and any Copyrights Controlled by Seller or its Subsidiaries immediately prior to the Closing in publications primarily related to the Program Compounds, and/or Products and/or the Program, and all rights to sue for or assert claims against and remedies against past, present or future infringements of the foregoing and rights of priority and protection of interests therein and to retain any and all amounts therefrom except any Excluded Assets;

(c) All Regulatory Materials, including the items listed on Schedule 2.1(c);

(d) All Inventory, including, the items listed on Schedule 2.1(d), but excluding any Inventory not manufactured in accordance with current good manufacturing practices;

(e) All Patent Files with respect to the Program Patents;

(f) All Program Notebooks, including the information contained therein;

(g) All Other Program Materials; and

(h) all rights and claims to the extent relating to the items described in paragraphs (a) through (g) of this Section 2.1 or to any Assumed Liability, and all warranties, indemnities and similar rights in favor of Seller or any of its Subsidiaries to the extent related to any such Purchased Asset or any Assumed Liability.

2.2 Excluded Assets. Notwithstanding anything to the contrary contained in Section 2.1 or elsewhere in this Agreement, the following (collectively, the “Excluded Assets”) shall not be part of the sale and purchase contemplated hereunder, are excluded from the Purchased Assets, and shall remain the property of Seller after the Closing:

(a) All assets not specifically listed in Section 2.1;

(b) All assets (including Intellectual Property) of the Seller used in the Seller’s businesses and programs directed to the Development, manufacture, use, sale, offer for sale, import or other Exploitation of compounds other than the Program Compounds, including, without limitation, the Laboratory Notebooks, but excluding the information contained in the Program Notebooks (which information is included in the Purchased Assets);

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(c) All rights of Seller under this Agreement and the Transaction Documents;

(d) All minute books and corporate seals, stock books, Tax Returns and similar records of Seller;

(e) Accounts Receivable;

(f) All cash, cash equivalents on hand or in bank accounts and short term investments, marketable securities and inter-company accounts receivable;

(g) Any prepayment, refund, claim, offset or other right of Seller with respect to any Tax arising or resulting from or in connection with the ownership of the Purchased Assets or operation of the Program attributable to any Tax period ending on or prior to the Closing Date, or, in the case of any Tax period which includes but does not end on the Closing Date, the portion of such period up to and including the Closing Date;

(h) All other accounts or notes receivable of Seller with respect to the Program that were earned prior to the Closing Date;

(i) All leasehold interests and, other than the Purchased Assets, all biological or chemical materials, machinery, equipment, furniture, furnishings, fixtures and other tangible property;

(j) All claims and counterclaims relating to Excluded Liabilities or Excluded Assets;

(k) All rights under insurance policies, including, without limitation, all claims, refunds and credits due or to become due under such policies; and

(l) The claims, remedies, rights, consideration (including contractual and escrow rights) or any other right related to any of the foregoing of Seller pursuant to this Agreement.

2.3 Assumed Liabilities. Except for the Assumed Liabilities, Purchaser shall not, by virtue of its purchase of the Purchased Assets, assume or become responsible for any Liabilities of Seller or any other Person in connection with this Agreement. Upon and subject to the terms, conditions, representations and warranties of Seller contained herein, and subject to Section 2.4, Purchaser hereby assumes and agrees to pay, perform, and discharge in a timely manner when due, any Liabilities:

(a) arising out of or relating to the prosecution, ownership, operation, maintenance, sale, lease or use of the Purchased Assets or the operation of the Program by or on behalf of Purchaser after the Closing Date;

(b) for Taxes (i) related to the Purchased Assets or the operation of the Purchased Assets that are attributable to any taxable period (or portion thereof) beginning after the Closing Date or (ii) which are the responsibility of Purchaser under Section 2.11; and

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(c) which the Purchaser specifically assumes pursuant to the terms of this Agreement;

(collectively, the “Assumed Liabilities”).

2.4 Retained Liabilities. Except for the Assumed Liabilities, Purchaser shall not assume, and shall have no Liability for, any Liabilities of Seller or its Subsidiaries of any kind, character or description, whether accrued, absolute, contingent or otherwise (including any Liability for (i) broker’s or finder’s fees or commissions or similar payments to any agent, broker, investment banker or other Person retained by Seller or any of its Subsidiaries in connection with the Acquisition or any of the other transactions contemplated by this Agreement, or (ii) any matter relating to Seller’s or its Subsidiaries’ ownership, use or operation of the Purchased Assets on or prior to the Closing), it being understood that Purchaser is expressly disclaiming any express or implied assumption of any Liabilities other than the Assumed Liabilities (collectively, the “Retained Liabilities”).

2.5 Purchase Price; Payment of Purchase Price. The aggregate consideration for the Purchased Assets shall be (i) the assumption of the Assumed Liabilities; (ii) an amount in Purchaser Common Stock with a Transaction Value equal to five hundred thousand U.S. dollars ($500,000) (the “Closing Stock Payment”), and (iii) the Milestone Payments and Contingent Earnouts that become due pursuant to Section 2.6 (collectively, the “Purchase Price”). The value (the “Transaction Value”) of Purchaser Common Stock issued for the purpose of the Closing Stock Payment or any Milestone Payment shall be determined based on the five (5) day volume weighted average purchase price for shares of Purchaser Common Stock on the NASDAQ Capital Market on the five (5) trading days immediately prior to (a) the signing of this Agreement in the case of the Closing Stock Payment, or (b) the achievement of the applicable Milestone Event in the case of a Milestone Payment; in each case, as determined by reference to Bloomberg. The shares of Purchaser Common Stock comprising the Closing Stock Payment will not be registered at the Closing under the Securities Act, but such shares and all shares of Purchaser Common Stock payable in connection with the achievement of Milestone Events will be covered by a Registration Rights Agreement between Purchaser and Seller, in the form attached hereto as Exhibit D, to be executed and delivered at Closing.

2.6 Milestone Payments.

(a) Milestone Events. Upon the first achievement of each of the events set forth in the table below (each, a “Milestone Event”), whether achieved by Purchaser or any of its Affiliates or Selling Persons, Purchaser shall pay to Seller the amount set forth opposite such Milestone Event in the table below (each such payment, a “Milestone Payment”) in accordance with Section 2.6(b). Except as otherwise indicated, all such amounts shall be in cash. Each of the Milestone Payments set forth below shall be payable only one time. All Milestone Payments are non-refundable and non-creditable. Milestone Events (A) through (G) set forth in the table below are referred to in this Agreement as “Regulatory Milestone Events”; and Milestone Events (H) through (M) set forth in the table below are referred to in this Agreement as “Net Sales Milestone Events.” For the avoidance of doubt, no amounts shall be due for subsequent or repeated achievements of such Milestone Event, whether for the same or a different Program Compound, Product or Indication.

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Milestone Event	Milestone Payment

Regulatory Milestone Events

(A) First dosing of a patient in a Phase 3 Trial or other Pivotal Trial of a Product for any Indication (the “Phase 3 Milestone Event”)	$200,000 plus an amount in Purchaser Common Stock with a Transaction Value equal to $500,000 (the “Milestone Stock Payment”)

(B) First FDA approval of an NDA for a Product for any Indication (the “First US Indication”)	$15,000,000

(C) First FDA approval of an NDA for a Product for any Indication other than the First US Indication	$7,500,000

(D) The earlier of: (x) first receipt of Regulatory Approval in the earlier of (i) the EU, or (ii) any two of England, France, Germany, Italy or Spain, for a Product for any Indication (the “First EU Indication”); or (y) the earlier of (i) First Commercial Sale of a Product in the EU after receipt of Marketing Approval in the EU for the First EU Indication, or (ii) First Commercial Sale of a Product in any two of England, France, Germany, Italy or Spain after receipt of Marketing Approval in such two countries for the First EU Indication	$10,000,000

(E) The earlier of: (x) first receipt of Regulatory Approval in the earlier of (i) the EU, or (ii) in any two of England, France, Germany, Italy or Spain, for a Product for any Indication other than the First EU Indication (the “Second EU Indication”); or (y) the earlier of (i) First Commercial Sale of a Product in the EU after receipt of Marketing Approval in the EU for the Second EU Indication, or (ii) First Commercial Sale of a Product in any two of England, France, Germany, Italy or Spain after receipt of Marketing Approval in such two countries for the Second EU Indication	$5,000,000

(F) First receipt of Regulatory Approval in Japan for a Product for any Indication (the “First Japan Indication”)	$4,500,000

(G) First receipt of Regulatory Approval in Japan for a Product for any Indication other than the First Japan Indication	$2,500,000

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Net Sales Milestone Events

(H) First calendar year in which aggregate Net Sales of all Products in the U.S., Canada and Mexico exceed $100 million	$5,000,000

(I) First calendar year in which aggregate Net Sales of all Products in the U.S., Canada and Mexico exceed $250 million	$12,500,000

(J) First calendar year in which aggregate Net Sales of all Products in the EU exceed $50 million	$2,500,000

(K) First calendar year in which aggregate Net Sales of all Products in the EU exceed $125 million	$6,000,000

(L) First calendar year in which aggregate Net Sales of all Products in Japan exceed $25 million	$1,000,000

(M) First calendar year in which aggregate Net Sales of all Products in Japan exceed $60 million	$3,000,000

(b) Notice and Payment. No later than five (5) Business Days after the occurrence of each Regulatory Milestone Event, Purchaser shall: (i) provide written notice to Seller of the occurrence of such Regulatory Milestone Event; and (ii) subject to Section 2.6(d), pay the corresponding Milestone Payment by wire transfer of immediately available funds to an account specified by Seller. No later than forty-five (45) days after the end of the calendar quarter in which each Net Sales Milestone Event occurs, Purchaser shall: (x) provide written notice to Seller of the occurrence of such Net Sales Milestone Event; and (y) pay the corresponding Milestone Payment by wire transfer of immediately available funds to an account specified by Seller.

(c) Diligence. Purchaser shall use commercially reasonable efforts to cause all of the Milestone Events to be achieved. For purposes of this Section 2.6(c), the term “commercially reasonable efforts” means, with respect to Purchaser’s efforts to achieve the Milestone Events, the level of efforts consistent with the efforts and resources a pharmaceutical company of similar size and situation in the exercise of its reasonable business judgment typically devotes to its own product candidates of similar market potential, at a similar stage in development or product lifecycle, taking into account the stage of development or product lifecycle or other of Purchaser’s product candidates, safety and efficacy, product profile, cost of goods, the competitiveness of the marketplace, Purchaser’s patent position with respect to such product (including Purchaser’s ability to obtain or enforce, or have obtained or enforced, such patent rights), the third-party patent landscape relevant to the product, the regulatory structure involved, the likelihood of regulatory approval, the anticipated or actual profitability of the applicable product, and other technical, legal, scientific and medical considerations. Seller

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acknowledges that Purchaser will need to raise additional capital in order to pursue the Program. Nothing in this Agreement shall be construed to require Purchaser to pursue the Program in priority to any of Purchaser’s other programs and product candidates. Until the earlier of (i) the termination of diligence obligations pursuant to this Section 2.6(c) and (ii) First Commercial Sale of a Product in each of the United States and the EU, Purchaser shall send to Seller a status report regarding the development, manufacture and commercialization of Program Compounds and Products, including the status of efforts to achieve the Milestone Events, in January and June of each year (each such report, an “Update Report”), with the first such Update Report due in January 2013. Within thirty (30) days after receipt of an Update Report, if Seller requests a meeting, upon reasonable notice during regular business hours, with representatives of Purchaser to discuss such report, Purchaser shall use its Commercially Reasonable Efforts to make available for such a meeting those of its employees and representatives as are responsible for the applicable activities set forth in the Update Report. Purchaser’s obligations under this Section 2.6(c) shall terminate and be of no further effect as of expiration of all Contingent Earnouts obligations of Purchaser under Section 2.5, provided that if there has been no commercial sale of a Product before expiration of the last-to-expire Valid Claim of the Program Patents, then Purchaser’s obligations under this Section 2.6(c) shall terminate and be of no further effect as of expiration of the last-to-expire Valid Claim of the Program Patents.

(d) Phase 3 Milestone Event Payment. Purchaser may pay the Milestone Stock Payment through the issuance of shares of Purchaser Common Stock; provided, that, at the time of any such issuance, (i) such shares have been registered for resale under the Securities Act pursuant to a registration statement on Form S-3 filed by Purchaser (the “Form S-3”), at Purchaser’s sole expense, (ii) the Form S-3 is effective under the Securities Act and is not the subject of any stop order or proceedings seeking a stop order, and (iii) Purchaser Common Stock is listed for trading on the NASDAQ Capital Market. In the event Purchaser Common Stock is not listed on the NASDAQ Capital Market or another national securities exchange at the time of achievement of the Phase 3 Milestone Event, the Milestone Stock Payment shall be paid entirely in a cash payment equal to five hundred thousand U.S. dollars ($500,000). In addition, if any issuance of Purchaser Common Stock pursuant to this Article 2 would require stockholder approval under the rules of the NASDAQ Capital Market or any other securities exchange on which the shares are then listed, and such approval has not been obtained, then the applicable Closing Stock Payment or Milestone Stock Payment shall be paid entirely in cash.

(e) Survival. The obligations set forth in this Section 2.6 shall survive the Closing.

2.7 Contingent Earnouts.

(a) Contingent Earnout Rate. In addition to the Milestone Payments, Purchaser will pay to Seller payments in the amount of two percent (2%) of Net Sales of Products (“Contingent Earnouts”); provided, however, that no Contingent Earnouts shall be payable with respect to Net Sales of a Product in a country if: (i) such Product is not Covered by a Valid Claim in such country; and (ii) no Clinical Data is included in the regulatory filings for such Product in such country; provided, further, however, if the Product is a Combination Product, Purchaser will pay to Seller Contingent Earnouts in the amount of one and one half percent (1.5%) of Net Sales of such Combination Product.

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(b) Contingent Earnout Term. Contingent Earnouts shall be payable on a Product-by-Product and country-by-country basis, from First Commercial Sale of a Product in a country until the later of (i) expiration or invalidation of the last Valid Claim that Covers such Product in such country, and (ii) ten (10) years after the First Commercial Sale of such Product in such country (in each case, the “Contingent Earnout Term”).

(c) Contingent Earnout Reports and Payment. Within forty-five (45) days after the end of each calendar quarter, Purchaser shall deliver to Seller a written report indicating, on a Product-by-Product and country-by-country basis, gross sales and Net Sales (including deductions, itemized by major category), a calculation of the Contingent Earnouts due on such Net Sales, and the prices and the number of units of Product sold. Such amounts shall be expressed in U.S. dollars, and such reports shall include the rates of exchange used to convert to U.S. dollars from the currency in which such sales were made or payments received. Contingent Earnouts due to Seller will be paid on the date of delivery of such report.

(d) Survival. The obligations set forth in this Section 2.7 shall survive the Closing.

2.8 Payments; Audits.

(a) Exchange Rate; Manner and Place of Payment. Except for the Closing Stock Payment and the Milestone Stock Payment, all payments hereunder shall be payable in U.S. dollars. With respect to each quarter, for countries other than the United States, whenever conversion of payments from any foreign currency shall be required, such conversion shall be made at the rate of exchange used throughout the accounting system of Purchaser and its Affiliates for such quarter. All payments owed under this Agreement shall be made by wire transfer to a bank and account designated in writing by Seller, unless otherwise specified in writing by Seller.

(b) Responsibility for Payments. Purchaser shall not consolidate with or merge into any other Person, assign, convey or transfer its properties and assets substantially as an entirety to any Person or assign, convey or transfer substantially all the Purchased Assets or substantially all the assets of the Program as operated by Purchaser following the Closing Date, to any Person, unless: (i) the Person formed by such consolidation or into which Purchaser is merged or the Person that acquires by conveyance or transfer, the properties and assets of Purchaser (the “Surviving Person”) has expressly assumed the obligation to pay all Contingent Earnouts and each previously unpaid Milestone Payment when due and the obligation to perform every other surviving duty and covenant of Purchaser under this Agreement; provided, however, that any such Person that receives rights in respect of one or more geographic regions, but not the entire world, will not be liable for the payment of Contingent Earnouts with respect to Net Sales outside of such geographic region(s) or for Milestone Events occurring outside of such geographic region(s); and (ii) in the event Purchaser conveys, transfers, licenses or leases its properties and assets in accordance with the terms and conditions of this Section 2.6(c), Purchaser shall remain liable for the payment of Contingent Earnouts when due and each previously unpaid Milestone Payment when due and the performance of every duty and covenant of Purchaser under this Agreement.

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(c) Withholding. If Purchaser is required by Law to withhold Taxes of any type from the Purchase Price, Contingent Earnouts or Milestone Payments payable hereunder to Seller, Purchaser shall (i) deduct such Tax from the payment made to Seller, (ii) timely pay such Taxes for and on behalf of Seller to the proper Governmental Authority, and (iii) furnish Seller with documentation of such payment within thirty (30) days following such payment.

(d) Late Payments. In the event that any Milestone Payment or Contingent Earnouts due under this Agreement is not made when due, the payment shall accrue interest from the date due at the rate of the one-month London Interbank Offered Rate (“LIBOR”) as quoted in the Wall Street Journal (or if it no longer exists, similarly authoritative source) plus four hundred (400) basis points; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit Seller from exercising any other rights it may have as a consequence of the lateness of any payment.

(e) No Projections. Purchaser and Seller acknowledge and agree that nothing in this Agreement shall be construed as representing an estimate or projection of anticipated sales of any Product, and that the Net Sales levels set forth in Section 2.6 or elsewhere in this Agreement or that have otherwise been discussed by the parties are merely intended to define the Milestone or Contingent Earnout obligations to Seller in the event such Net Sales levels are achieved. PURCHASER MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY COMMERCIALIZE ANY PRODUCT OR, IF COMMERCIALIZED, THAT ANY PARTICULAR NET SALES LEVEL OF SUCH PRODUCT WILL BE ACHIEVED.

2.9 Allocation of Purchase Price. The Purchase Price shall be allocated in accordance with Schedule 2.9. The parties hereto further agree that: (a) the agreed upon allocation of Purchase Price shall be used in filing all Tax Returns; and (b) they will not take any position inconsistent with such allocation upon any examination of any such Tax Return, in any refund claim or in any tax litigation.

2.10 Closing. The consummation of the purchase and sale of the Purchased Assets and the Assumption of the Assumed Liabilities in accordance with this Agreement (the “Closing”) shall take place at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, CA 92121, no later than two (2) Business Days following the date on which the conditions set forth in Sections 6.1 and 6.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing but subject to the fulfillment or waiver of those conditions) or at such other time and place as the parties hereto may mutually agree. The date of the Closing shall be referred to as the “Closing Date.”

2.11 Tax Matters; Transfer Taxes. Seller shall reimburse Purchaser for any amount required to be withheld under applicable Law, excluding interest and penalties (to the extent the Purchaser does not so withhold). All federal, state, local or foreign or other excise, sales, use, value added, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar taxes and fees that maybe imposed or assessed as a result of the Transaction, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties (“Transfer Taxes”), shall be borne equally by Purchaser and Seller on a timely basis. Any Tax Returns that must be filed in connection with

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Transfer Taxes shall be prepared and filed by Seller, at its expense, and Seller will use its commercially reasonable best efforts to provide such Tax Returns to Purchaser at least ten (10) Business Days prior to the date such Tax Returns are due to be filed. Seller shall provide Purchaser with an IRS Form W-8 BEN.

2.12 Set-off. Purchaser shall have the set-off rights set forth in Section 8.5 in respect of the Contingent Earnouts and Milestone Payments.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser that the statements contained in this Article 3 are true and correct as of the date of this Agreement and as of the Closing Date, except as specifically disclosed in a document of even date herewith and delivered by Seller to Purchaser referring to the representations and warranties in this Agreement (the “Seller Disclosure Schedules”).

3.1 Organization and Qualification. Seller is a private limited company duly organized, validly existing and in good standing under the Laws of Singapore, and has all requisite power and authority to own, operate or lease the Purchased Assets, and to carry on the Program in all material respects as currently conducted. Neither Seller nor any Subsidiary of Seller is affiliated with or owns any interest in SBIO Holdings Corporation.

3.2 Authority Relative to this Agreement. Seller has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and to consummate the Acquisition. The execution, delivery and performance of this Agreement and the other Transaction Documents by Seller and the consummation by Seller of the Acquisition have been duly and validly authorized by all necessary corporate action of Seller, and no other corporate action on the part of Seller is necessary to authorize this Agreement and the other Transaction Documents or to consummate the Acquisition. This Agreement and the other Transaction Documents have been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by the other Parties hereto, each such agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at Law or in equity) (collectively, the “Bankruptcy Exception”).

3.3 No Conflict. Except as set forth on Schedule 3.3 of the Seller Disclosure Schedules, the execution and delivery of this Agreement and the other Transaction Documents by Seller do not, and the performance by Seller of its obligations hereunder and the consummation of the Acquisition and the transactions contemplated by the other Transaction Documents will not: (a) conflict with or violate any provision of the organizational documents of Seller or any of its Subsidiaries; (b) conflict with or violate any Law or Order applicable to Seller or by which any of the Purchased Assets or Seller is bound or affected; or (c) result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both

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would reasonably be expected to become a default) under any Contract to which Seller is a party or by which any of the Purchased Assets are bound, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Purchased Assets.

3.4 Required Filings and Consents. The execution and delivery of this Agreement and the other Transaction Documents by Seller do not, and the performance by Seller of its obligations hereunder and thereunder and the consummation of the Acquisition will not, require any consent, approval, authorization or permit of, or filing by Seller with or notification by Seller to, any Governmental Authority or any Third Party.

3.5 Title to Purchased Assets. Seller has good, valid and marketable title to the Purchased Assets free and clear of all Liens other than Permitted Liens. The Purchased Assets constitute all of the assets (including Intellectual Property) owned or Controlled by Seller and/or its Subsidiaries that are primarily used or held by Seller and/or its Subsidiaries for use in, or are necessary for, the Program, except that Seller will retain the Laboratory Notebooks (it being understood that the information contained in the Program Notebooks is included in the Purchased Assets). Neither Seller nor any Subsidiary has granted any security interests, whether registered or unregistered in or to the Purchased Assets.

3.6 Intellectual Property.

(a) Disclosure and Ownership of Seller Patents. Schedule 3.6(b)(i) of the Seller Disclosure Schedules lists all of the Program Patents existing as of the date of this Agreement, setting forth in each case the jurisdictions in which the Program Patents have been filed. Seller is the sole and exclusive owner of, and has good, valid and marketable title to, free and clear of all Liens (other than Permitted Liens), the Program Patents.

(b) Disclosure of Agreements.

(i) Schedule 3.6(b)(i) of the Seller Disclosure Schedules lists any existing Contract:

(1) granting any Person any right to make, manufacture, use, sell or otherwise distribute any Program Compound, with or without the right to sublicense the same;

(2) granting any Person any license under, any covenant not to assert/sue or other immunity from suit under, or any other rights to, any Program Technology;

(3) by which Seller or any of its Subsidiaries is assigned or granted an ownership interest in any Program Technology; or

(4) limiting Seller’s or any of its Subsidiaries’ ability to transact business exclusively related to the Program Technology or Program Compounds in any market, field or geographical area or with any Person, or that restricts the use, sale, transfer, delivery or licensing of the Program Technology or Program Compounds, including without limitation any covenant not to compete;

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provided, however, that Schedule 3.6(b)(i) of the Seller Disclosure Schedules need not list (1) non-disclosure agreements, (2) materials transfer agreements on customary terms, (3) licenses for off-the-shelf software or generally available software, and (4) invention assignment agreements with employees, consultants and contractors that assign or grant to Seller or any of its Subsidiaries ownership of inventions and intellectual property developed in the course of providing services to Seller or any of its Subsidiaries by such employees, consultants and contractors.

(ii) Royalties. Except as set forth in Schedule 3.6(b)(ii) of the Seller Disclosure Schedules, neither Seller nor any of its Subsidiaries’ is a party to any Contract or subject to any Order obligating Seller or any of its Subsidiaries to pay any royalties, license fees or other amounts to any Person by reason of the ownership, use, exploitation, practice, sale or disposition of Program Technology or any Program Compound.

(c) No Third Party Rights in Program Technology. Except as set forth in Schedule 3.6(c) of the Seller Disclosure Schedules:

(i) No Employee Ownership. No current or former officer, director, employee, consultant or independent contractor of Seller or any of its Subsidiaries has any right, title or interest in, to or under any Program Technology developed by such person in the course of providing services to Seller that has not been either (A) irrevocably assigned or transferred to Seller or any of its Subsidiaries or (B) licensed (with the right to grant sublicenses) to Seller or any of its Subsidiaries under an exclusive, irrevocable, worldwide, royalty-free, fully-paid and assignable license.

(ii) No Third Party Claims. Neither Seller nor any of its Subsidiaries has received any written communication from any Person claiming or alleging, nor is Seller or any of its Subsidiaries a party to any pending and served proceeding or, to Seller’s Knowledge, any pending but not served proceeding, in which any Person is claiming or alleging, that it has any right, title or interest in, to or under any Program Technology or that Seller’s use, transfer, sale or licensing of the Program Technology is restricted in any manner.

(iii) No Restrictions. Neither Seller nor any of its Subsidiaries is subject to any outstanding decree, order, judgment or stipulation restricting in any manner the use, transfer, sale or licensing of the Program Technology.

(d) Patents. Except as set forth in Schedule 3.6(d) of the Seller Disclosure Schedules:

(i) Proper Filing. All Program Patents listed in Schedule 3.6(b)(i) of the Seller Disclosure Schedules have been duly filed and maintained, including the timely submission of all necessary filings and fees in accordance with the legal and administrative requirements of the appropriate Governmental Authority, and have not lapsed (other than lapsed provisional applications that have been converted to non-provisional applications), expired or been abandoned.

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(ii) No Challenges. Neither Seller nor any of its Subsidiaries has received any written notice of any inventorship challenge, interference, invalidity or unenforceability with respect to Program Patents.

(iii) Validity. To Seller’s Knowledge, no issued and unexpired Program Patent listed in Schedule 3.6(b)(i) of the Seller Disclosure Schedules is invalid. To Seller’s Knowledge, each U.S. patent application and issued and unexpired U.S. patent listed in Schedule 3.6(b)(i) of the Seller Disclosure Schedules was filed within one year of each invention claimed in such U.S. patent being made available to the public by Seller by printed publication, public use, or offer for sale of each invention described in such U.S. patent application or U.S. patent. To Seller’s Knowledge, each foreign patent application and issued and unexpired foreign patent listed in Schedule 3.6(b)(i) of the Seller Disclosure Schedules was filed or claims priority to a patent application filed prior to each invention claimed described in such foreign patent application or foreign patent being made available to the public by Seller.

(e) Infringement. Neither Seller nor any of its Subsidiaries has received any written communication (i) alleging that Seller’s or any of its Subsidiaries’ use of any Program Technology infringes, or constitutes contributory infringement, inducement to infringe, misappropriation or unlawful use of, the intellectual property rights of any Person, or (ii) notifying Seller or any of its Subsidiaries that the use of any Program Technology requires a license to any Person’s intellectual property rights.

(f) Confidentiality. Seller has taken all commercially reasonable and customary measures and precautions necessary to protect and maintain the confidentiality of the Program Know-How.

(g) Employee, Consultant and Contractor Agreements. Except as set forth in Schedule 3.6(g) of the Seller Disclosure Schedules, each current and former employee, consultant and contractor of Seller or any of its Subsidiaries who is or was involved in, or who has contributed to, the creation or development of any Program Technology, has executed a written agreement (i) expressly assigning to Seller all right, title and interest in any Program Technology invented, created, developed, conceived or reduced to practice by such employee, consultant or contractor; and (ii) obligating such employee, consultant or independent contractor to maintain the confidentiality of confidential Program Technology. To Seller’s Knowledge, no current or former employee, consultant or contractor is in violation of any term of any such agreement. No Government Authority, university, college or other educational or non-profit institution or research center has any claim of right to ownership of or other liens, claims or interests with respect to the Program Technology, other than Permitted Liens.

(h) No Government Funding. Except as set forth in Schedule 3.6(h) of the Seller Disclosure Schedule, no funding, facilities or personnel of any Governmental Authority were used in the creation or development of any Program Technology or Program Compound.

3.7 Contracts. Schedule 3.7 of the Seller Disclosure Schedules contains a true and accurate list of all Contracts pursuant to which Seller enjoys any right or benefit or undertakes any obligation related in any way to the Purchased Assets or the Program, other than (i) non-disclosure agreements, (ii) materials transfer agreements on customary terms,

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(iii) licenses for off-the-shelf software or generally available software, and (iv) invention assignment agreements with employees, consultants and contractors that assign or grant to Seller ownership of inventions and intellectual property developed in the course of providing services to Seller by such employees, consultants and contractors. Schedule 3.7 of the Seller Disclosure Schedules identifies each such Contract requiring Seller to obtain the consent of the counterparty thereto to the consummation of the transactions contemplated hereby.

3.8 Compliance with Laws. Except as set forth on Schedule 3.8 of the Seller Disclosure Schedules, neither Seller nor any of its Subsidiaries is in conflict in any respect with or in default or violation of any material (a) order, judgment, preliminary or permanent injunction, temporary restraining order, award, citation, decree, consent decree or writ (collectively, “Orders”) of any Governmental Authority, materially affecting or relating to the Purchased Assets or the Program; or (b) except for any violation that gives rise to an Excluded Liability, Laws of any Governmental Authority, materially affecting or relating to the Purchased Assets or the Program. Except as set forth on Schedule 3.8 of the Seller Disclosure Schedules, neither Seller nor any of its Subsidiaries has received from any Governmental Authority any notification in writing with respect to possible conflicts, defaults or violations of Laws materially affecting or relating to the Purchased Assets or the Program.

3.9 Regulatory Compliance.

(a) The use and operation of the Purchased Assets and the operation of the Program by and on behalf of Seller and its Subsidiaries are in compliance in all material respects with all applicable Laws, there are no material violations of any such Laws, and neither Seller nor any of its Subsidiaries has received any written notice from the FDA or any other Regulatory Authority alleging any existing material non-compliance with any Laws applicable to the conduct of the Program.

(b) There are no pending or, to Seller’s Knowledge, threatened in writing actions by the FDA or other Regulatory Authorities which would prohibit or impede the conduct of the Program as currently conducted or contemplated to be conducted. Seller and its Subsidiaries have timely filed all forms, applications, statements, reports, data and other information required to be filed with any Regulatory Authority in connection with the conduct of the Program except where a failure to file timely would not reasonably be expected to have a Material Adverse Effect. Neither Seller nor any of its Subsidiaries has made any material false statements on, or, to Seller’s Knowledge, material omissions from, the applications, approvals, reports and other submissions Seller or any Subsidiary has made to the FDA or other Regulatory Authorities prepared or maintained to comply with the requirements of the FDA or such other Regulatory Authorities relating to the Program that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” or similar policies, or for any other Regulatory Authority to invoke any similar policies, set forth in any applicable Laws.

(c) No employee, and, to Seller’s Knowledge, no independent contractor, of Seller or its Subsidiaries has been excluded from participating in the Medicare program or any other program of a Governmental Authority. None of Seller’s or its Subsidiaries’ officers, directors, agents or management employees (as that term is defined in 42 U.S.C. § 1320a 5(b)),

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have been excluded from participating in the Medicare program or any other Government Program or been subject to sanction pursuant to 42 U.S.C. § 1320a 7a or 1320a 8 or been convicted of a criminal offense under the Anti-Kickback Statute (42 U.S.C. § 1320a 7b).

(d) Seller (i) is not a party to a corporate integrity agreement with the United States Office of Inspector General (“OIG”) regarding the Program, (ii) has no reporting obligations regarding the Program pursuant to any settlement agreement entered into with any Government Authority, (iii) has not made any disclosures, reports or any other filings, including disclosures or reports under the OIG’s Provider Self-Disclosure Protocol, to any Government Authority related to any violation of Law or potential violation of Law relating to the Program, (iv) to the Knowledge of Seller, has not been the subject of any government payor program investigation conducted by any federal or state enforcement agency related to the Program, (v) to the Knowledge of Seller, has not been a defendant in any qui tam/False Claims Act litigation related to the Program, and (vi) has not been served with or received any written search warrant, subpoena, civil investigative demand or contact letter from any federal or state enforcement agency related to the Program.

3.10 Clinical Studies. The preclinical studies and clinical trials of the Program Compounds conducted by or on behalf of Seller and its Subsidiaries were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Laws and Authorizations applicable to such studies and trials, including the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder. All materials used in such trials materially complied with applicable authorization and Laws, and there have not been any material deficiencies or defects in such materials. Seller and its Subsidiaries have not received any notices or correspondence from the FDA or any other Government Authority requiring the termination, suspension or material modification of any preclinical study or clinical trial of a Program Compound conducted by or on behalf of Seller or its Subsidiaries. Neither Seller nor any of its Subsidiaries has received any communication from any Person threatening any claim or lawsuit against Seller or any of its Subsidiaries arising from the administration of a Program Compound or Product to any Person in the course of any clinical trial conducted by or on behalf of Seller or its Subsidiaries.

3.11 Inventory. The quantities of SB939 drug substance set forth in Schedule 3.11 of the Seller Disclosure Schedules are the only inventory of any Program Compound in Seller’s or any of its Subsidiaries’ possession or control.

3.12 Claims and Proceedings. Except as set forth on Schedule 3.12 of the Seller Disclosure Schedules, there is no outstanding Order of any Governmental Authority against or involving the Purchased Assets, the Assumed Liabilities or any Program Compound. To Seller’s Knowledge, and except as set forth on Schedule 3.12 of the Seller Disclosure Schedules, there is no action, arbitration, hearing, claim, counterclaim, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether public or private) or legal, administrative or arbitral proceeding or investigation, in each case, before any Governmental Authority, arbitrator or arbitration panel (collectively, “Claim”) (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or threatened against or involving the Purchased Assets, the Assumed Liabilities or any Program Compound.

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3.13 Securities Law Matters. Seller is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Exchange Act, as presently in effect. Seller understands that the shares of Purchaser Common Stock issued by Purchaser as part of the Closing Stock Payment and Milestone Stock Payment are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from Purchaser in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Seller acknowledges that the Purchaser Common Stock is being purchased for investment and not with a view towards a distribution. Seller further acknowledges that Seller has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the Purchaser Common Stock. Seller understands that any shares issued as part of the Closing Stock Payment and the Milestone Stock Payment may bear the following or a similar legend:

“THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

3.14 No Finder. Except as set forth in Schedule 3.14 of the Seller Disclosure Schedules, no agent, broker, investment banker or other Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee from Seller or its Subsidiaries in connection with the Acquisition or any of the other transactions contemplated by this Agreement.

3.15 Absence of Certain Changes and Events. Since June 30, 2012, Seller has not experienced any event or condition, and to Seller’s Knowledge no event or condition is threatened, that, individually or in the aggregate, has had or is reasonably likely to have, a Material Adverse Effect on the Purchased Assets.

3.16 Solvency. Seller is not now insolvent and will not be rendered insolvent by the Transaction (excluding any amounts reflected as liabilities in the financial statements of Seller but which are in the nature of accrued (and undeclared) dividends on preference shares or amounts payable to preference shareholders on a redemption of preference shares in Seller or a liquidation of Seller). As used in this Section, “insolvent” means that the sum of the debts and other Liabilities of Seller (excluding any amounts reflected as liabilities in the financial statements of Seller but which are in the nature of accrued (and undeclared) dividends on preference shares or amounts payable to preference shareholders on a redemption of preference shares in Seller or a liquidation of Seller) exceeds the present fair saleable value of Seller’s assets.

3.17 Foreign Corrupt Practices. Seller does not own any securities of Purchaser. Neither Seller, nor, to the Knowledge of Seller, any agent or other Person acting on behalf of Seller, has, in connection with the Program, (i) directly or indirectly, used any funds for unlawful

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contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Seller (or made by any person acting on its behalf of which Seller is aware) which is in violation of Law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.18 Taxes. Except as set forth on Schedule 3.18, (a) Seller has properly filed on a timely basis all Tax Returns that it was required to file with respect to the Purchased Assets that are required to be filed on or before the Closing, (b) all such Tax Returns are true, correct and complete in all respects and were prepared in compliance with all applicable Laws and regulations, (c) Seller has paid on a timely basis all Taxes with respect to the Purchased Assets, whether or not shown on any Tax Return, that were due and payable, (d) all Taxes that are required to have been withheld with respect to the Purchased Assets have been withheld and timely paid to the appropriate authorities in compliance with all Tax withholding provisions (including income, social security and employment Tax withholding for all types of compensation), (e) there is no lien for Taxes upon any of the Purchased Assets nor, to the Knowledge of Seller, is any taxing authority in the process of imposing any lien for Taxes on any of the Purchased Assets, other than liens for Taxes that are not yet due and payable, (f) no issues that have been raised by the relevant taxing authority in connection with any examination of the Tax Returns are currently pending, and all deficiencies asserted or assessments made, if any, as a result of such examinations have been paid in full, (g) none of Seller or any of its Subsidiaries that transfer assets pursuant to this Agreement is a party to any Contract with any Person under which Seller or such Subsidiary has agreed to share any Tax Liability, (h) no transaction contemplated by this Agreement is subject to withholding, (i) none of Seller or any of its Subsidiaries that transfer assets pursuant to this Agreement has any actual or potential Liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign Law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any Person, (j) Schedule 3.18(j) sets forth each jurisdiction in which Seller or its Subsidiaries files, is required to file or has been required to file a Tax Return or is or has been liable for any Taxes on a “nexus” basis, in each case with respect to the Purchased Assets, and (k) no claim has ever been made by a Tax authority in a jurisdiction other than those set forth on Schedule 3.18(j) asserting that any of Seller or any of its Subsidiaries is or may be subject to Taxes assessed by such jurisdiction with respect to the Purchased Assets.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller, that each of the following representations and warranties is true and correct as of the date of this Agreement and as of the Closing Date.

4.1 Organization and Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted.

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4.2 Authority Relative to this Agreement. Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and to consummate the Acquisition. The execution and delivery of this Agreement and the other Transaction Documents by Purchaser and the consummation by Purchaser of the Acquisition have been duly and validly authorized by all necessary corporate action of the Purchaser and its board of directors, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the Acquisition. This Agreement and the other Transaction Documents have been or when executed and delivered will be duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the other Parties hereto, each such agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the Bankruptcy Exception.

4.3 No Conflict. The execution and delivery of this Agreement by Purchaser do not, and the performance by Purchaser of its obligations hereunder and the consummation of the Acquisition will not: (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation or bylaws, each as amended to date, or any resolutions adopted by the board of directors of Purchaser; or (ii) assuming that all filings and notifications described in Section 4.4 have been made, conflict with or violate any Law or Order applicable to Purchaser or by which Purchaser is bound or affected.

4.4 Required Filings and Consents. Except for the filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the execution and delivery of this Agreement by Purchaser do not, and the performance by Purchaser of its obligations hereunder and the consummation of the Acquisition will not, require any consent, approval, authorization or permit of, or filing by Purchaser with or notification by Purchaser to, any Governmental Authority or any Third Party.

4.5 Claims and Proceedings. To the Purchaser’s Knowledge, there is no Claim (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or threatened that could reasonably be expected to impair or delay the ability of Purchaser to effect the Closing, nor is there any Order of any Governmental Authority or arbitrator outstanding against, or, to the Purchaser’s Knowledge, investigation by any Governmental Authority that could reasonably be expected to impair or delay the ability of Purchaser to effect the Closing.

4.6 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Purchaser consists of (i) 113,000,000 shares of Purchaser Common Stock, (ii) 100,000 shares of Purchaser Preferred Stock. As of the close of business on the day immediately preceding the date of this Agreement, (i) 20,498,946 shares of Purchaser Common Stock are issued and outstanding, (ii) zero shares of Purchaser Common Stock are held in the treasury of Purchaser, (iii) 2,500,000 shares of Purchaser Common Stock are reserved for future issuance pursuant to stock options, of which 895,980 are subject to outstanding options, 1,604,020 shares have been reserved for future option or stock grants and zero shares have been issued upon the exercise of options, (iv) 5,623,772 shares of Purchaser Common Stock are reserved for future issuance pursuant to

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warrants, (v) 1,000 shares of Purchaser Series A Convertible Preferred Stock are issued and outstanding, convertible into either 4,827,000 or 9,654,000 shares of the Purchaser common stock, and (vi) zero shares of Purchaser Series B Preferred Stock are issued and outstanding. Except as set forth in this Section 4.6, there are no options, warrants, convertible debt or other convertible instruments or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Purchaser or obligating Purchaser to issue or sell any shares of capital stock of, or other equity interests in, Purchaser. All shares of Purchaser Common Stock, Purchaser Series A Preferred Stock and Purchaser Series B Preferred Stock issued and outstanding or subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, are or will (upon issuance) be duly authorized, validly issued, fully paid and non-assessable.

(b) The shares of Purchaser Common Stock to be issued pursuant to Section 2.5 or Section 2.6 will be duly authorized, validly issued, fully paid and non assessable and not subject to preemptive rights created by statute, Purchaser’s certificate of incorporation or bylaws or any agreement to which Purchaser is a party or is bound. The shares of Purchaser Common Stock to be issued pursuant to Section 2.5 (i) will be issued in a transaction exempt from registration under the Securities Act as a private placement pursuant to either Section 4(2) of the Securities Act or such other exemption from the registration requirements of the Securities Act as may be available, (ii) will, when issued, be registered or exempt from registration under applicable Blue Sky Laws and (iii) will be approved for listing on the NASDAQ Capital Market, subject to official notice of issuance.

4.7 SEC Filings; Financial Statements.

(a) Purchaser has filed all forms, reports, statements, schedules and other documents required to be filed by it with the SEC since January 1, 2011 under the Securities Act or the Exchange Act (collectively, the “Purchaser SEC Reports”). The Purchaser SEC Reports (i) at the time they were filed and, if amended, as of the date of such amendment, complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, and, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Affiliate or Subsidiary of Purchaser is required to file any form, report, statement, schedule or other document with the SEC under the Securities Act or the Exchange Act in connection with the Acquisition.

(b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained (or incorporated by reference) in the Purchaser SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of Purchaser and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements,

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to normal and recurring year-end adjustments which are not, in the aggregate, material to Purchaser and its Subsidiaries, taken as a whole).

(c) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Purchaser SEC Reports that would reasonably be expected to delay Purchaser’s performance of its obligations under the Registration Rights Agreement. To the Knowledge of Purchaser, none of the Purchaser SEC Reports is the subject of ongoing SEC review that would reasonably be expected to delay Purchaser’s performance of its obligations under the Registration Rights Agreement. There are no inquiries or investigations by the SEC or any Governmental Authority pending or threatened regarding any accounting practices of Purchaser or any of its Subsidiaries.

(d) Purchaser maintains and has maintained a standard system of accounting established and administered in accordance with GAAP in all material respects. Purchaser and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(e) Since January 1, 2011, neither Purchaser nor any of its Subsidiaries nor, to the Knowledge of Purchaser, any Representative of Purchaser or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Purchaser or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Purchaser or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

(f) For purposes of the representations and warranties in this Section 4.7, Novogen Limited, Purchaser’s majority shareholder, shall not be deemed or considered an Affiliate of Purchaser.

4.8 No Finder. Neither Purchaser nor any Person acting on behalf of Purchaser has agreed to pay to any broker, finder, investment banker or any other Person, a brokerage, finder’s or other fee or commission in connection with this Agreement or any matter related hereto, nor has any broker, finder, investment banker or any other Person taken any action on which a Claim for any such payment could be based.

4.9 Access. Purchaser and its representatives have been given full access to the assets, books, records, Contracts and employees of Seller, and have been given the opportunity to meet with officers and other representatives of Seller for the purpose of investigating and obtaining information regarding Seller’s business, operations and legal affairs, including, without limitation, the Program.

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4.10 No Implied Representations. Purchaser agrees that neither Seller nor any other Person acting on behalf of Seller has made or is making any representations or warranties, express or implied, except those representations set forth in Article 3 of this Agreement. Except in the case of fraud, neither Seller nor any other Person shall be subject to any liability to Purchaser or any other Person resulting from Seller’s making available to Purchaser, or Purchaser’s use of, any information, documents or material made available to Purchaser in the due diligence materials provided to Purchaser, including in any virtual or actual “data room,” presentations (formal or informal) or in any other form in connection with this Agreement or the transactions contemplated hereby, unless any such information is expressly set forth herein in the representations set forth in Article 3 of this Agreement.

ARTICLE 5

COVENANTS

5.1 Access and Information. From the date hereof until the earlier of the Closing and the termination of this Agreement pursuant to Article 9, subject to applicable Laws, Seller shall: (i) afford Purchaser and its Representatives reasonable access, during regular business hours and subject to reasonable notice, to the Purchased Assets and consultants of Seller with knowledge of the Purchased Assets; provided, however, that Purchaser acknowledges that Seller has no employees and may have as few as one consultant available for such purpose, and such lack of personnel shall neither constitute a breach of this Agreement by Seller nor be a condition to Purchaser’s obligation to effect the Closing; (ii) furnish Purchaser with copies of such documentation and information held by or under the control of Seller or any of its Subsidiaries and related to the Purchased Assets as Purchaser may reasonably request; and (iii) instruct the employees of Seller, and its counsel and financial advisors to cooperate with Purchaser in its investigation of the Purchased Assets. No investigation pursuant to this Section 5.1 shall alter any representation or warranty given hereunder by Seller. All information received pursuant to this Section 5.1 shall be governed by the terms of the Confidentiality Agreement. In the event that Purchaser requests any document or material pursuant to this Section 5.1 for which any attorney-client or other legal privilege is available, Seller’s obligation to provide Purchaser with access to such document or material shall be conditioned upon execution by Seller and Purchaser of an appropriate common interest and confidentiality agreement in reasonable and customary form.

5.2 Conduct of Business. During the period from the date hereof until the earlier of the Closing and the termination of this Agreement pursuant to Article 9, except as otherwise contemplated by this Agreement or as Purchaser otherwise agrees in writing in advance, Seller shall use its commercially reasonable efforts to preserve intact the Purchased Assets as in existence on the date of this Agreement. By way of amplification and not in any way limiting the prior sentence, during the period from the date hereof to the Closing, except as otherwise contemplated by this Agreement or as Purchaser shall otherwise consent (which consent shall not be unreasonably withheld or delayed), Seller shall not, and shall cause each of its Subsidiaries not to:

(a) incur, create or assume any Lien (other than Permitted Liens) on any of the Purchased Assets;

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(b) sell, lease, license, transfer or dispose of any Purchased Assets;

(c) enter into any contract, arrangement or commitment related to the Purchased Assets;

(d) dispose of or permit to lapse any rights in, to or for the use of any Program Technology, or disclose to any Person not an employee any Program Technology not heretofore a matter of public knowledge, except pursuant to judicial or administrative process;

(e) settle any claims, actions, arbitrations, disputes or other Proceedings (i) that would impair the ability of Seller or any of its Subsidiaries to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement, or (ii) affecting the Purchased Assets;

(f) do any other act which would cause any representation or warranty of Seller in this Agreement to be or become untrue in any material respect or intentionally omit to take any action necessary to prevent any such representation or warranty from being untrue in any material respect at such time; and

(g) authorize or enter into any agreement or commitment with respect to any of the foregoing.

In addition, Seller shall continue to take commercially reasonable and customary measures and precautions to protect and maintain the confidentiality of the Program Know-How, consistent with Seller’s past practice.

5.3 No Shop.

(a) From the date of signing of this Agreement until the earlier of the Closing and the termination of this Agreement pursuant to Article 9, Seller shall not and shall cause its Subsidiaries and their respective Representatives not to, directly or indirectly, (i) solicit, initiate, encourage or entertain any inquiries or proposals, or discuss, negotiate with or enter into any understanding, arrangement or agreement, relating to the direct or indirect disposition, whether by sale, merger or otherwise, of all or any portion of the Purchased Assets to any Person other than Purchaser or its Affiliates, or (ii) disclose, directly or indirectly, to any Person (other than Purchaser and its Representatives) any confidential information concerning the Purchased Assets except as necessary to comply with its obligations pursuant to this Agreement.

(b) The parties acknowledge that there may be no adequate remedy at Law for a breach of Section 5.3(a) and that money damages may not be an appropriate remedy for breach of such Section. Therefore, the parties agree that Purchaser has the right to injunctive relief and specific performance of Section 5.3(a) in the event of any breach of such Section in addition to any rights it may have for damages.

5.4 Commercially Reasonable Efforts. From the date of signing of this Agreement until the earlier of the Closing and the termination of this Agreement pursuant to Article 9, Seller and Purchaser shall cooperate and use their respective commercially reasonable efforts to fulfill as promptly as practicable the conditions precedent to the other party’s obligations hereunder,

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including securing as promptly as practicable any authorizations or consents required in connection with the transactions contemplated hereby. Notwithstanding anything to the contrary contained herein, neither Purchaser nor Seller shall be required to (i) agree to sell, divest, dispose of or hold separate any assets or businesses, or otherwise take or commit to take any action that could reasonably limit their freedom of action with respect to, or their ability to retain, one or more businesses, product lines or assets, or (ii) litigate, (or defend) against any Proceeding (including any proceeding seeking a temporary restraining order or preliminary injunction) challenging any of the transactions contemplated hereby as violative of any competition Law.

5.5 Ancillary Agreement. At the Closing, each of Seller and Purchaser shall execute and deliver the Registration Rights Agreement.

5.6 Notification.

(a) Between the date of this Agreement and the earlier of the Closing and the termination of this Agreement pursuant to Article 9, Seller shall promptly notify Purchaser in writing if it becomes aware of (i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to cause, any representation or warranty made by Seller hereunder to be untrue or inaccurate in any material respect (without giving effect to any materiality or Material Adverse Effect qualification in such representation or warranty), or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Article 6 to be satisfied; (ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement; (iii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement; and (iv) any Claim commenced or, to Seller’s Knowledge, threatened against, relating to or involving or otherwise affecting the Purchased Assets or the Assumed Liabilities that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.12 or that relates to the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement. No such notification shall affect the representations or warranties of Seller, or Purchaser’s right to rely thereon, or the conditions to the obligations of Purchaser.

(b) Purchaser’s receipt of information pursuant to this Section 5.6 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement or the Registration Rights Agreement and shall not be deemed to amend or supplement the Seller Disclosure Schedules. Should any such fact or condition require any change to the Seller Disclosure Schedule, Seller shall promptly deliver to Purchaser a supplement to the Seller Disclosure Schedule specifying such change. Such delivery shall not affect any rights of Purchaser under this Agreement; provided that to the extent such update relates to a matter that occurred after the execution of this Agreement (and that should not have otherwise been set forth on the Schedules as of the execution of this Agreement) that results in any breach of any representation or warranty of Seller that but for this Section 5.6 would entitle Purchaser to not consummate the Closing (a “Termination Update”), and, to the extent such breach is not cured by Seller prior to the Closing Date, Purchaser may terminate this Agreement

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in accordance with Section 6.1(a). If Purchaser proceeds to consummate the Closing after receiving a Termination Update, Purchaser shall be deemed to have waived any and all rights or remedies against Seller to which Purchaser might otherwise be entitled in respect of a breach that would be cured by such Termination Update. For clarity, if Purchaser proceeds to consummate the Closing after receiving any update or information other than a Termination Update, Purchaser shall be entitled to exercise any rights or remedies pursuant to this Agreement in respect of a breach that would be cured by such update, including any rights or remedies under Article 8, and such update shall not be effective to cure and correct for any purpose any such breach of any representation, warranty or covenant which would have existed if Seller had not provided such update.

(c) Between the date of this Agreement and the Closing, Purchaser shall promptly notify Seller in writing if it becomes aware of any fact, circumstance, event or action the existence, occurrence or taking of which (i) has caused in, or would reasonably be expected to cause, any representation or warranty made by Purchaser hereunder to be untrue or inaccurate, or (ii) has caused, or would reasonably be expected to cause, any covenant or agreement of Purchaser hereunder not to be complied with. No such notification shall affect the representations or warranties of Purchaser, or Seller’s right to rely thereon, or the conditions to the obligations of Seller.

ARTICLE 6

CONDITIONS TO CLOSING

6.1 Conditions to the Obligations of Purchaser. The obligation of Purchaser to effect the Closing is subject to the satisfaction (or waiver) on or prior to the Closing of the following conditions:

(a) Representations and Warranties. No event or events shall have occurred since the date of this Agreement which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. The representations and warranties of Seller set forth in Article 3 (without giving effect to any supplement to the Seller Disclosure Schedule pursuant to Section 5.6(b)) shall be true and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not qualified by materiality or Material Adverse Effect and in all respects to the extent such representations and warranties are so qualified, and shall be true and correct in all material respects as of the date of Closing to the extent such representations and warranties are not qualified by materiality or Material Adverse Effect and in all respects to the extent such representations and warranties are so qualified, as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of the earlier date).

(b) Covenants. Seller shall have performed and complied in all material respects with all of its covenants contained in Article 5 at or before the Closing (to the extent that such covenants require performance by Seller at or before the Closing).

(c) Closing Deliverables. At the Closing, Seller shall have delivered to Purchaser the following:

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(i) A duly executed Assignment and Assumption Agreement, in the form attached hereto as Exhibit A;

(ii) A duly executed Registration Rights Agreement, in the form attached hereto as Exhibit D;

(iii) A duly executed Patent Assignment in the form attached hereto as Exhibit B;

(iv) Letters addressed to KP Pharmaceutical Technology, Inc., Sai Advantium Pharma Limited and MPI Research, Inc. informing them that Purchaser is the new owner of the SB939 API, the histology slides and any information related to SB939; and

(v) The IND Letter, executed by a duly authorized officer of Seller.

(d) Consents. Any consents, approvals or filings listed in Seller Disclosure Schedules with respect to the representations of Seller in Section 3.4, shall have been obtained and shall be in full force and effect, except to the extent the failure to obtain any such consent would not, in the reasonable judgment of Purchaser, be material to the Purchased Assets or Purchaser.

(e) Seller Shareholder Approval. The Acquisition contemplated by this Agreement shall have received the requisite approval of the Seller’s shareholders.

(f) Certificate. Purchaser shall have received a certificate, signed by a duly authorized officer of Seller and dated the Closing Date, to the effect that the conditions set forth in Sections 6.1(a) and 6.1(b) have been satisfied.

(g) No Prohibition. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Acquisition shall have been issued by any court of competent jurisdiction and remain in effect.

6.2 Conditions to the Obligations of Seller. The obligation of Seller to effect the Closing is subject to the satisfaction (or waiver) prior to the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of Purchaser set forth in Article 4 shall be true and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not qualified by materiality or Material Adverse Effect and in all respects to the extent such representations and warranties are so qualified, and shall be true and correct in all material respects as of the date of Closing to the extent such representations and warranties are not qualified by materiality or Material Adverse Effect and in all respects to the extent such representations and warranties are so qualified, as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of the earlier date).

(b) Covenants. Purchaser shall have performed and complied with all of its covenants contained in Article 5 at or before the Closing (to the extent that such covenants require performance by Purchaser at or before the Closing).

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(c) Closing Deliverables. Purchaser shall have delivered to Seller the following:

(i) A duly executed Assignment and Assumption Agreement, in the form attached hereto as Exhibit A;

(ii) A duly executed Registration Rights Agreement, in the form attached hereto as Exhibit D;

(iii) The IND Acknowledgment Letter, executed by a duly authorized officer of Purchaser; and

(iv) Share certificates bearing appropriate legends representing the Closing Stock Payment.

(d) Consents. Any consents or approvals required by Purchaser to consummate the Acquisition shall have been obtained and shall be in full force and effect, except to the extent the failure to obtain any such consent does not have a material adverse effect on the aggregate benefits to be derived by Seller from the transactions contemplated by this Agreement.

(e) Certificate. Seller shall have received a certificate, signed by a duly authorized officer of Purchaser and dated the Closing Date, to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

(f) No Prohibition. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Acquisition shall have been issued by any court of competent jurisdiction and remain in effect.

ARTICLE 7

ADDITIONAL COVENANTS

7.1 Further Assurances. Seller hereby agrees, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as Purchaser or its counsel may reasonably request in order to put Purchaser in possession of, and to vest in Purchaser, good, valid and unencumbered title to, the Purchased Assets in accordance with this Agreement. In addition to the foregoing, Seller shall execute and deliver, and shall cause its Subsidiaries to execute and deliver as applicable, to Purchaser such documentation as shall be reasonably requested and approved by Purchaser, including preparing powers of attorney, the filing of assignments, agreements, documents and instruments, and preparing assignments in substantially the forms as approved by Purchaser, in order to transfer to Purchaser, and put Purchaser in possession of and to vest in Purchaser good, valid and unencumbered title to, any Program Patents in any jurisdiction.

7.2 Seller’s Non-Compete.

(a) Without the express prior written consent of Purchaser, neither Seller nor any of its Subsidiaries shall, at any time during the period commencing on the Closing Date and ending on the fourth (4th) anniversary thereof, directly or indirectly, itself, or with, through or on

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behalf of a Third Party, Develop, manufacture, commercialize or otherwise Exploit any small molecule compound the primary mechanism of action of which is selective and specific inhibition of histone deacetylase (HDAC) (each such compound, a “Competing Compound,” and such activities with respect to any Competing Compound, a “Competing Business”); provided, however, that this Section 7.2(a) shall not be construed to prohibit or restrict any Third Party acquiror of Seller (a “Third Party Acquiror”), whether by merger, sale of stock, sale of assets or otherwise (a “Change of Control Transaction”), or any of such Third Party Acquiror’s affiliated companies, from engaging in a Competing Business, if the applicable Competing Compound is: (i) controlled by the Third Party Acquiror or any of its affiliated companies prior to consummation of such Change of Control Transaction; (ii) acquired (whether by in-license or otherwise) by such Third Party Acquiror or any of its affiliated companies after consummation of such Change of Control Transaction; or (iii) developed internally by such Third Party Acquiror or any of its affiliated companies, either before or after consummation of such Change of Control Transaction, without the use of or reference to Confidential Information of Purchaser.

(b) Seller hereby acknowledges and agrees that in the event of any breach of Section 7.2(a) by Seller, Purchaser may suffer an irreparable injury such that no remedy at law would adequately protect or appropriately compensate Purchaser for such injury. Accordingly, Seller agrees that Purchaser may seek to enforce Section 7.2(a) by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that Purchaser may have for a breach of Section 7.2(a). In the event that the covenant set forth in Section 7.2(a) shall ever be deemed to exceed the time, geographic scope or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be construed so as to preclude Seller or any of its Subsidiaries from holding, purchasing or otherwise acquiring up to (but not more than) five percent (5%) of any class of securities of any Person engaged in the development or commercialization of Competing Compounds or products containing the same if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act.

7.3 Patent Assignment. Promptly following the Closing, Purchaser shall file such patent assignments with the U.S. Patent and Trademark Office and with foreign patent offices as are necessary to record the assignment of the Program Patents to Purchaser, at Purchaser’s expense.

7.4 Public Announcements. Notwithstanding anything to the contrary contained herein, except as may be required to comply with the requirements of any applicable Law and the rules and regulations of any stock exchange upon which the securities of one of the parties is listed, from and after the date hereof, no press release or similar public announcement or communication shall be made or caused to be made by either party and/or any of such party’s Affiliates relating to this Agreement or the transactions contemplated hereby unless specifically approved in advance by the other party, such consent not to be unreasonably withheld; provided, however, that: (a) the parties may jointly issue one or more press release(s) announcing the consummation of the transactions contemplated by this Agreement; (b) either party may issue such press releases, public announcements or communications or make such SEC filings as it

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determines are reasonably necessary to comply with applicable Law (including disclosure requirements of the SEC) or with the requirements of any stock exchange on which securities issued by a party or its Affiliates are traded; and (c) Seller may communicate with its shareholders regarding this Agreement and the transactions contemplated hereby as may be required by applicable Law or Seller’s organizational documents or with respect to payments hereunder or Article 8.

7.5 Confidentiality. The provisions of that certain Confidentiality Agreement dated February 29, 2012, by and between Purchaser and Seller (the “Confidentiality Agreement”) are hereby incorporated herein and shall remain binding and in full force and effect; provided, however, that all obligations of the Purchaser under the Confidentiality Agreement with respect to the Purchased Assets shall terminate simultaneously with the Closing. Except as otherwise provided herein or in the other Transaction Documents, Seller shall treat after the date hereof as strictly confidential all nonpublic, confidential or proprietary information concerning the Purchased Assets (“Confidential Information”) and such shall be the Confidential Information of Purchaser; provided, however, that the publication of those pending or in-process publications set forth on Schedule 7.5 and relating to the Seller Compounds of which Seller notified Purchaser prior to the date of this Agreement shall not constitute a breach of this Section 7.5; and provided, further, that the foregoing obligations shall not apply to (a) any information which was or comes into the public domain through no breach of this Agreement by Seller, (b) any information in the possession of any Third Party Acquiror prior to a Change of Control Transaction, other than as a result of disclosure by Seller, (c) any information that is independently developed or discovered by any Third Party Acquiror without reference to information concerning the Purchased Assets that was in Seller’s possession on the Closing Date, (d) is rightfully communicated to any Third Party Acquiror by another Third Party, free and clear of any obligation of confidence, or (e) is or was communicated by the Purchaser to an unaffiliated Third Party free of any obligation of confidence. In addition, Seller shall not be prohibited from disclosing any portion of the Confidential Information that Seller is required to disclose by judicial or administrative process or, in the opinion of legal counsel, by other requirements of Law.

7.6 Expenses. Each of the Parties shall bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the Acquisition, including all fees and expenses of its Representatives.

7.7 Transfer of Purchased Assets.

(a) With respect to (i) documented Clinical Data and Program Know-How in Seller’s possession and control, (ii) Patent Files and (iii) Inventory, Seller shall transfer and deliver all of the aforementioned items, promptly following the Closing Date, as may be requested by Purchaser and at Purchaser’s expense for shipping and handling, to the locations, and in accordance with the instructions, specified by Purchaser. Purchaser acknowledges that all Clinical Data and Program Know-How will be provided as paper files that Seller has Provided Purchaser with electronic courtesy copies of Clinical Data and that Seller is not obligated to provide any additional electronic documents to Purchaser relating to Clinical Data or Program Know-How.

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(b) Promptly after the Closing Date, Seller shall (i) send letters (in form and substance satisfactory to Purchaser) to the FDA and other Regulatory Authorities indicating that the Regulatory Materials are transferred to Purchaser and that Purchaser is the new owner of the Regulatory Materials as of the Closing Date, and (ii) provide to Purchaser a copy of said letters. Promptly after the Closing Date, the parties will cooperate in transferring the Regulatory Materials to Purchaser. The target date for the transfer shall be agreed upon by the parties. Within twenty (20) days after the Closing Date, Seller will forward to Purchaser a complete copy of the Regulatory Materials for the Program Compounds, as well as copies of all correspondence with, and periodic and other reports (including adverse event reports and the underlying data) to, Regulatory Authorities with respect to the Program Compounds or Regulatory Materials. Until the Regulatory Materials have been transferred to Purchaser, Seller shall be responsible for maintaining them. After such transfer, Purchaser will assume all responsibility for the Regulatory Materials, at Purchaser’s sole cost and expense.

(c) Prior to the Closing, each party shall cooperate with the other in making and maintaining all regulatory filings that may be necessary in connection with the execution, delivery and performance of this Agreement or the Transaction Documents.

7.8 Communication With Agencies. Until the Regulatory Materials are transferred to Purchaser, Seller shall have responsibility for all communications with the FDA relating to the Program Compounds, and Seller will promptly provide Purchaser with copies of all communications to or from the FDA with respect to the Program Compounds and/or the manufacture thereof. After such transfer has been completed, Purchaser shall have responsibility for all such communications. Seller shall promptly provide Purchaser with copies of any communications or contacts it sends to or receives from any other Governmental Authority concerning the Program Compounds.

7.9 Adverse Experience Reporting.

(a) Until the Regulatory Materials are transferred to Purchaser, Seller shall be responsible for the adverse experience and safety reporting for the Products in compliance with the requirements of applicable Law (including Healthcare Laws). After the Regulatory Materials are transferred to Purchaser, Purchaser shall assume such responsibility.

(b) Until the Regulatory Materials are transferred to Purchaser, Seller shall be responsible for (i) maintaining the global safety database for the Program Compounds, (ii) monitoring of all clinical experiences for the Program Compounds and (iii) safety monitoring, pharmacovigilance surveillance, compliance and filing of all required safety reports to Regulatory Authorities, including without limitation annual safety reports, as and to the extent required by applicable Law (including Healthcare Laws) for any study conducted by or for Seller with respect to the Program Compounds.

7.10 Assistance in Proceedings. For a period of forty-five (45) days after the Closing Date, Seller will cooperate with Purchaser and its counsel in the contest or defense of, and make available its personnel and provide any testimony and access to its Books and Records in connection with, any proceeding involving or relating to (a) any contemplated transaction or (b) any action, activity, circumstance, condition, conduct, event, fact, failure to act, incident,

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occurrence, plan, practice, situation, status or transaction on or before the Closing Date involving Seller or the Purchased Assets; in each case, at Purchaser’s sole expense, except to the extent that Seller is expressly obligated to provide any such requested cooperation or assistance by the express terms of this Agreement (other than this Section 7.10).

ARTICLE 8

SURVIVAL; INDEMNIFICATION

8.1 Survival.

(a) The representations, warranties, pre-Closing covenants and pre-Closing agreements of Seller and Purchaser contained in this Agreement, the Seller Disclosure Schedule, the certificates delivered pursuant to Section 6.1(f) and Section 6.2(e) and the Transaction Documents, and the parties’ indemnification obligations pursuant to Section 8.2(a) and Section 8.3(a) shall survive the Closing and shall expire upon the expiration of twelve (12) months after the Closing Date, except that the representations and warranties contained in Section 3.1 (Organization and Qualification), Section 3.2 (Corporate Authorization), Section 3.5 (Title to Purchased Assets), Section 3.14 (No Finder), Section 3.18 (Taxes), Section 4.1 (Organization and Qualification) and Section 4.2 (Corporate Authorization) (collectively, the “Fundamental Representations”) and the parties’ indemnification obligations pursuant to Section 8.2(a) and Section 8.3(a) with respect to the Fundamental Representations, shall expire on the expiration of twenty-four (24) months after the Closing Date; provided, however, that such indemnification obligations shall not terminate with respect to any item as to which an Indemnified Party shall have, before the termination of such applicable period, made a Claim by delivering a Notice of Claim in accordance with this Agreement to the Indemnifying Party, which obligations with respect to such Notice of Claim shall survive until all such Claims have been resolved. The right to indemnification based upon the representations and warranties, covenants and obligations contained in this Agreement shall not be affected by any investigation (including any environmental investigation or assessment) conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time (except as set forth in this Agreement, the Seller Disclosure Schedules), whether before or after the execution and delivery of this Agreement or the Closing Date.

(b) All post-Closing covenants and post-Closing agreements made by Seller or Purchaser in or pursuant to this Agreement or any other Transaction Document shall survive the Closing and remain in full force and effect to give effect to their respective terms, unless otherwise expressly provided for by their terms.

8.2 Indemnification by Seller. Subject to the limitations set forth in Section 8.5(a), Seller shall indemnify, defend, save and hold Purchaser and its Affiliates and their respective Representatives (collectively, “Purchaser Indemnitees”) harmless from and against all Damages (but net of the amount of (x) any insurance proceeds realized by such Purchaser Indemnitees from insurance policies with respect to such matters and (y) any recoveries by any Purchaser Indemnitees from any Third Party, without duplication) imposed on, sustained, incurred or suffered by, or asserted against, any of the Purchaser Indemnitees, whether in respect of Third Party Claims, claims between the parties hereto, resulting or arising from:

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(a) Seller’s breach of any representation or warranty contained in this Agreement or the Transaction Documents to which Seller is a party;

(b) Seller’s breach or nonfulfillment of any covenant, obligation or agreement made by Seller in or pursuant to this Agreement or in any Transaction Document to which Seller is a party; and

(c) Seller’s failure to satisfy any Liabilities relating to any Excluded Asset and any of its obligations relating to any of the Retained Liabilities.

8.3 Indemnification by Purchaser. Subject to the limitations set forth in Section 8.5(b), Purchaser shall indemnify, defend, save and hold Seller and its Representatives (collectively, “Seller Indemnitees”) harmless from and against any and all Damages (but net of the amount of (x) any insurance proceeds realized by such Seller Indemnitees from insurance policies with respect to such matters and (y) any recoveries by any Seller Indemnitees from any third party, without duplication) imposed on, sustained, incurred or suffered by, or asserted against, any of the Seller Indemnitees, whether in respect of Third Party Claims or claims between the parties hereto, resulting or arising from:

(a) Purchaser’s breach of any representation or warranty contained in this Agreement, the Transaction Documents to which Purchaser is a party;

(b) Purchaser’s breach or nonfulfillment of any covenant, obligation or agreement made by Purchaser in or pursuant to this Agreement or in any Transaction Document to which Purchaser is a party; or

(c) Purchaser’s failure to fully assume and discharge any Liabilities relating to any Assumed Liabilities and any of its obligations relating to any of the Assumed Liabilities.

8.4 Notice of Claims.

(a) If (i) any Purchaser Indemnitee or Seller Indemnitee (an “Indemnified Party”) believes that it has suffered or incurred or will suffer or incur any Damages for which it is entitled to indemnification under this Article 8, or (ii) any Claim is instituted by or against a third party with respect to which any Indemnified Party intends to claim any Damages, such Indemnified Party shall so notify the party or parties from whom indemnification is being claimed (the “Indemnifying Party”) with reasonable promptness and reasonable particularity in light of the circumstances then existing (the “Notice of Claim”). The Notice of Claim delivered pursuant to this Section 8.4 shall describe the Damages and/or Claim in reasonable detail and shall indicate the amount of the Damages that have been or may be suffered by the Indemnified Party. The failure of an Indemnified Party to give any notice required by this Section shall not affect any of such Party’s rights under this Article 8 or otherwise except and to the extent that such failure is prejudicial to the rights or obligations of the Indemnifying Party.

(b) Should any Claim be made or suit or proceeding be instituted against any Purchaser Indemnitee, which, if prosecuted successfully, would be a matter for which such Purchaser Indemnitee is entitled to indemnification pursuant to Section 8.2 (a “Third Party Claim”), Purchaser shall notify Seller within twenty (20) Business Days after Purchaser’s receipt

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of notification of the Third Party Claim, including a description of the factual basis of the Third Party Claim and shall indicate the amount of the Damages. Thereafter, Purchaser shall promptly deliver to Seller copies of all notices and documents (including court papers) received by Purchaser relating to the Third Party Claim. Seller shall be entitled to participate in the defense of the Third-Party Claim and, if it so chooses, to assume the defense thereof at its own expense with counsel selected by such Seller and reasonably acceptable to Purchaser, if Seller gives written notice to Purchaser of its election to assume the defense of such Third Party Claim within ten (10) Business Days after Seller receives notice of such claim from Purchaser; provided, however, that Seller shall not be entitled to assume the defense of any Claim related to, either directly or indirectly, (i) the Program Technology or any intellectual property acquired by Purchaser in connection with this Agreement, (ii) criminal liability, (iii) in which equitable relief is sought against a Purchaser Indemnitee or (iv) with respect to which the potential Damages could be reasonably expected to exceed the Indemnification Cap. If Seller assumes the defense of a Third-Party Claim, Seller may not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Purchaser Indemnitee (not to be unreasonably withheld or delayed) if (i) such judgment or settlement does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Purchaser Indemnitee of a full release from all liability in respect to such Third Party Claim, (ii) such judgment or settlement would result in the finding or admission of any violation of Law by Purchaser or the rights of any person, (iii) the sole relief provided is anything other than monetary damages or (iv) as a result of such consent or settlement, injunctive or other equitable relief would be imposed against the Purchaser Indemnitee. Purchaser will cooperate, at the expense of Seller, as Seller may reasonably request in investigating, defending and, subject to the terms set forth above, settling such Third Party Claim. If Seller elects not to defend a Third-Party Claim, is not permitted to defend such Third Party Claim or fails to notify Purchaser of its election as herein provided, Purchaser may pay, compromise, settle or defend such Third-Party Claim at the sole cost and expense of Seller if Seller is determined to be liable to Purchaser hereunder, provided, however, that no such payment in compromise or settlement of, or other compromise or settlement of, may be effected by Purchaser without Seller’s consent (which shall not be unreasonably withheld or delayed). In any event, Seller shall be entitled, at its expense, to participate in any defense of such Third Party Claim with the consent of Purchaser which shall not be unreasonably withheld.

8.5 Limitation of Claims.

(a) The Liability of Seller for indemnifiable Damages pursuant to Section 8.2(a) shall not be payable unless and until the aggregate amount of all Damages suffered or incurred by the Purchaser Indemnitees collectively exceeds one hundred thousand U.S. dollars ($100,000); thereafter, a Purchaser Indemnitee shall be entitled to seek compensation for Damages, and Seller shall be responsible for the payment of Damages to the extent in excess of one hundred thousand U.S. dollars ($100,000). The aggregate liability of Seller for indemnifiable Damages pursuant to Section 8.2(a) and Section 8.2(b) hereof shall in no event exceed ten percent (10%) of the Transaction Value of the Closing Stock Payment and all Milestone Payments and Contingent Earnouts actually made to Seller pursuant to Section 2.6 (with the Milestone Stock Payment valued based upon the Transaction Value of the Milestone Stock Payment) as of the date of the final non-appealable determination of such Damages (the “Indemnification Cap”). Notwithstanding the foregoing, the limitations on Damages set forth in

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this Section 8.5 shall not apply to any Damages arising from any fraud by Seller or from Seller’s breach of Section 7.2. Purchaser shall have the right to withhold and subject to resolution of any claim for indemnification in accordance with this Agreement, set off, against any unpaid Milestone Payment or Contingent Earnouts, Damages up to the Indemnification Cap (with any set-off against the Milestone Stock Payment valued based upon the Transaction Value of the Milestone Stock Payment) (the “Set-Off Right”). In the event that Seller delivers a Notice of Claim seeking Damages in excess of the Indemnification Cap and the Indemnification Cap subsequently increases to a greater value as a result of the occurrence of a Milestone and the related obligation of a Milestone Payment or Contingent Earnouts, Purchaser shall thereafter be entitled to received additional Damages or set off Damages in the amount of the subsequently increased Indemnification Cap.

(b) The aggregate liability of Purchaser for indemnifiable Damages pursuant to Section 8.3(a) hereof shall in no event exceed the Transaction Value of the Closing Stock Payment and any Milestone Stock Payment if actually paid and delivered.

(c) The right to indemnification under this Article 8 and the Set-Off Right shall constitute the sole and exclusive monetary remedy of the Purchaser Indemnitees and the Seller Indemnitees for Damages or otherwise arising from or in connection with this Agreement, including pursuant to Section 8.2 and the Transaction Documents or otherwise with respect to any of the transactions contemplated hereby.

8.6 Objections to Claims. In case Seller shall object in writing to any claim or claims by a Purchaser Indemnitee made in any Notice of Claim, Purchaser Indemnitee shall have twenty (20) Business Days following the receipt of such written objection to respond in a written statement to the objection of Seller. If after such twenty (20) Business Day period there remains a dispute as to any claims, Seller and Purchaser shall attempt in good faith for thirty (30) Business Days to agree upon the rights of the respective parties with respect to each of such claims. If Seller and Purchaser should so agree, a memorandum setting forth such agreement shall be prepared by Purchaser and signed by Purchaser and Seller.

8.7 Resolution of Conflicts. If no agreement can be reached after good faith negotiation between the parties pursuant to Section 8.6, Purchaser or Seller may initiate formal legal action pursuant to Section 10.6 of this Agreement to resolve such dispute.

8.8 Survival of Indemnification Claims. The indemnification obligations set forth in this Article 8 shall survive the Closing.

8.9 Tax Effect of Indemnification Payments. All indemnity payments made by Seller to Purchaser Indemnitees, or by Purchaser to Seller Indemnitees, pursuant to this Agreement shall be treated for all Tax purposes as adjustments to the Purchase Price.

ARTICLE 9

TERMINATION

9.1 Termination. This Agreement may be terminated at any time prior to the Closing:

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(a) by Purchaser by written notice to Seller if Purchaser is not then in material breach of any provision of this Agreement and:

(i) there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 6.1(a) or Section 6.1(b) and such breach, inaccuracy or failure has not been cured by Seller within twenty (20) days of Seller’s receipt of written notice of such breach from Purchaser; or

(ii) any of the conditions set forth in Sections 6.1(c)(i), 6.1(e), 6.1(f) or 6.1(g) shall not have been fulfilled within one (1) month after the date of this Agreement;

(b) by Seller by written notice to Purchaser if:

(i) Seller is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Purchaser pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 6.2(a) or Section 6.2(b) and such breach, inaccuracy or failure has not been cured by Purchaser within twenty (20) days of Purchaser’s receipt of written notice of such breach from Seller; or

(ii) any of the conditions set forth in Section 6.2(c)(i), 6.2(e) or 6.2(f) shall not have been fulfilled within one (1) month after the date of this Agreement; or

(c) by Purchaser or Seller if the Transaction has not been consummated within two (2) months after the date of this Agreement; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(c) if the failure to consummate the Transaction within such period is attributable to a failure on the part of such party to perform any covenant in this Agreement required to be performed by such party at or prior to the Closing; or

(d) by Purchaser or Seller in the event that a court of competent jurisdiction shall have issued a final and nonappealable Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction.

9.2 Effect of Termination. In the event of the termination of this Agreement in accordance with Section 9.1, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other party hereto or their respective Affiliates, or their respective directors, officers or employees, except for the obligations of the parties hereto contained in this Section 9.2 and in Article 10 (and any related definitional provisions set forth in Article 1), and except that nothing in this Section 9.2 shall relieve any party from liability for any breach of this Agreement that arose prior to such termination, for which liability the provisions of Article 8 shall remain in effect in accordance with the provisions and limitations of such Article.

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ARTICLE 10

GENERAL

10.1 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three (3) Business Days after mailing (one Business Day in the case of express mail or overnight courier service), to the parties at the following addresses or facsimiles (or at such other address or facsimile for a party as shall be specified in a notice given in accordance with this Section 10.1):

(a) If to Purchaser:

MEI Pharma, Inc.

11975 El Camino Real, Suite 101

San Diego, California 92130

Attention: Chief Executive Officer

Telephone: +1 (858) 792-6300

Fax: +1 (858) 792-5406

With a simultaneous copy to:

Morgan, Lewis & Bockius LLP

101 Park Avenue, 40th Floor

New York, NY 10178

Attention: Steven A. Navarro

Telephone: +1 (212) 309-6147

Fax: +1 (212) 309-6001

(b) If to Seller:

S*Bio Pte Ltd.

c/o EDBI

250 North Bridge Rd #28-00 Raffles City Tower

Singapore 179101

Attention: Heng Tong Choo

Telephone: +65 6832 6326

Fax: +65 6832 6838

With a simultaneous copy to:

Cooley LLP

4401 Eastgate Mall

San Diego, CA 92121-1909

Attention: Jane K. Adams

Telephone: +1 (858) 550-6000

Fax: +1 (858) 550-6420

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10.2 Severability. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included herein.

10.3 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred, conveyed or assigned, in whole or in part, by operation of Law or otherwise, by either party without the prior written consent of the other party, except that: (a) Purchaser may assign, in its sole discretion, (i) any or all of its rights, interests and obligations under this Agreement to any of its Subsidiaries or Affiliates, but no such assignment shall relieve Purchaser of any of its obligations hereunder, or (ii) provided that the terms and conditions of Section 2.8(b), if applicable, are satisfied, this Agreement in whole to a single third party in connection with the transfer or sale of all or substantially all of Purchaser’s business related to the Purchased Assets to such third party, whether by merger, sale of stock, sale of assets or otherwise; and (b) Seller may assign, in its sole discretion, this Agreement in whole to a single third party in connection with the transfer or sale of all or substantially all of Seller’s business related to the Excluded Assets to such third party, whether by merger, sale of stock, sale of assets or otherwise. Any assignment not in accordance with the foregoing shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective permitted successors and assigns.

10.4 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder.

10.5 Incorporation of Exhibits. All Exhibits and Schedules attached hereto and referred to herein are hereby incorporated herein and made a part of this Agreement for all purposes as if fully set forth herein.

10.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF CALIFORNIA. COURTS WITHIN THE STATE OF CALIFORNIA (LOCATED WITHIN SAN DIEGO COUNTY) WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

47

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10.7 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

10.8 Counterparts; Facsimiles. This Agreement may be executed and delivered (including by electronic or facsimile transmission) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.9 Entire Agreement. This Agreement (including the Schedules and Exhibits attached hereto), the Transaction Documents executed in connection with the consummation of the Acquisition, and the Confidentiality Agreement (as amended by this Agreement), contain the entire agreement between the Parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

10.10 Disclosure Schedules. The representations and warranties contained in Article 3 of this Agreement are subject to (a) the exceptions and disclosures set forth in the part of the Seller Disclosure Schedule corresponding to the particular Section of Article 3 in which such representation and warranty appears; (b) any exceptions or disclosures explicitly cross-referenced in such part of the Seller Disclosure Schedule by reference to another part of the Seller Disclosure Schedule; and (c) any exception or disclosure set forth in any other part of the Seller Disclosure Schedule to the extent it is reasonably apparent on its face and without further inquiry that such exception or disclosure is intended to qualify such representation and warranty. No reference to or disclosure of any item or other matter in the Seller Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material (nor shall it establish a standard of materiality for any purpose whatsoever) or that such item or other matter is required to be referred to or disclosed in the Seller Disclosure Schedule. The information set forth in the Seller Disclosure Schedule is disclosed solely for the purposes of this Agreement, and no information set forth therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including of any violation of Law or breach of any agreement. The Seller Disclosure Schedule and the information and disclosures contained therein are intended only to qualify and limit the representations, warranties and covenants of Seller contained in this Agreement. Nothing in the Seller Disclosure Schedule is intended to create any covenant. Matters reflected in the Seller Disclosure Schedule are not necessarily limited to matters required by the Agreement to be reflected in the Seller Disclosure Schedule. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature.

10.11 Specific Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached or threatened to be breached and that an award of money damages would be inadequate in such event. Accordingly, it is acknowledged that the

48

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Parties shall be entitled to equitable relief, without proof of actual damages, to enforce performance of this Agreement in accordance with its terms, including an Order for specific performance, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy under this Agreement. Each party further agrees that neither the other party nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.11, and each Party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

10.12 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by all of the Parties. The provisions hereof may be waived only in writing signed by all of the Parties. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have at Law or in equity.

[Signatures appear on next page]

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, intending to be legally bound hereby, the Parties have caused this Agreement to be signed in their respective names by their duly authorized representatives as of the date first above written.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Name:	Daniel P. Gold
Title:	President & Chief Executive Officer

S*BIO PTE LTD.

By:	/s/ Choo Heng Tong
Name:	Choo Heng Tong
Title:	SBIO Director

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ASSIGNMENT

AND

ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is executed and delivered as of [            ], 2012, by and between S*BIO PTE LTD., a Singapore private limited company (“Seller”), and MEI PHARMA, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser are each referred to herein as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Seller and Purchaser have entered into that certain Asset Purchase Agreement dated [            ], 2012 (the “Purchase Agreement”) pursuant to which, among other things, Seller has agreed to sell, convey, transfer, assign and deliver the Purchased Assets to Purchaser, subject to the terms and conditions set forth in the Purchase Agreement, in exchange for the consideration provided for therein, including Purchaser’s assumption of the Assumed Liabilities. All capitalized terms not defined herein shall have the same meanings as set forth in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the Parties, the Parties hereby agree as follows:

1. Assignment. Subject to and in accordance with the terms and conditions of the Purchase Agreement, Seller hereby sells, conveys, transfers, assigns and delivers to Purchaser, or causes one or more of its Subsidiaries to sell, convey, transfer, assign and deliver to Purchaser, and Purchaser hereby assumes, free and clear of all Liens other than the Assumed Liabilities and Permitted Liens, all of Seller’s and its Subsidiaries’ right, title and interest in and to the Purchased Assets.

2. Assumption of Liabilities. Purchaser hereby assumes and agrees to pay, perform and discharge, subject to and in accordance with the terms and conditions of the Purchase Agreement, each of the Assumed Liabilities.

3. Further Assurances. Seller hereby agrees, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as Purchaser or its counsel may reasonably request in order to put Purchaser in possession of, and to vest in Purchaser, good, valid and unencumbered title to, the Purchased Assets in accordance with this Agreement. In addition to the foregoing, Seller shall execute and deliver, and shall cause its Subsidiaries to execute and deliver as applicable, to Purchaser such documentation as shall be reasonably requested and approved by Purchaser, including preparing powers of attorney, the filing of assignments, agreements, documents and instruments, and preparing assignments in substantially the forms as approved by Purchaser, in order to transfer to Purchaser, and put Purchaser in possession of and to vest in Purchaser good, valid and unencumbered title to, any Program Patents in any jurisdiction.

2.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF CALIFORNIA. COURTS WITHIN THE STATE OF CALIFORNIA (LOCATED WITHIN SAN DIEGO COUNTY) WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

5. Assignment. This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and assigns.

6. Miscellaneous. This Agreement is subject to, and shall be construed in accordance with, the Purchase Agreement, and in the event of a conflict between the provisions of this Agreement and the provisions of the Purchase Agreement (insofar as such provisions relate to the rights and obligations of Purchaser, on the one hand, and Seller, on the other hand), the provisions of the Purchase Agreement shall prevail. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Facsimile and electronic (i.e. PDF) signatures shall be as effective as original signatures.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, the undersigned have executed this ASSIGNMENT AND ASSUMPTION AGREEMENT as of the date first written above.

SELLER:

S*BIO PTE LTD.

By:
Name:
Title:

PURCHASER:

MEI PHARMA, INC.

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT B

FORM OF PATENT ASSIGNMENT

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ASSIGNMENT

August      2012

WHEREAS, S*BIO Pte Ltd. “Assignor”, a private limited company duly organized under and pursuant to the laws of Singapore, and having its principal place of business at 250 North Bridge Rd #28-00 Raffles City Tower, Singapore 179101 (herein referred to as “Assignor”) owns the entire right, title and interest in any Letters Patent(s) (“said patent(s)”) and any Patent application(s) (“said application(s)”) set forth in attached Exhibit D, as well as any invention(s) (“said invention(s)”) disclosed in said application(s) and said patent(s);

WHEREAS, MEI PHARMA, INC., “Assignee” a corporation of the State of Delaware, is desirous of acquiring the entire right, title and interest in and to said invention(s), said application(s), and said patent(s), the right to file applications on said invention(s), the entire right, title and interest in and to any applications for Letters Patent of the United States or other countries claiming priority to said application(s), the right to recover damages, including provisional or other royalties, for prior infringements of said application(s) and said patent(s), and the entire right, title, and interest in and to any Letters Patent or Patents, United States or foreign, to be obtained for said invention(s) and said application(s);

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign and transfer to MEI PHARMA, INC., its successors and assigns, the entire right, title and interest in and to: said invention(s), said application(s), and said patent(s), the right to file applications on said invention(s); any and all applications filed in any country based thereon, including the right to file applications in countries other than the country of priority filing under the provisions of any international convention; any and all patents, including reissues and extensions thereof, obtained in any country upon said inventions; any and all continuing applications, including divisional, continuation and continuation-in-part applications; any substitute applications; all prior applications disclosing said inventions to which the present application claims priority; and to any other applications claiming the benefit of said prior applications.

Assignors hereby authorize and request the issuing authority to issue any and all patents on said application or applications to MEI PHARMA, INC., as assignee of the entire interest.

This Assignment may be executed in any number of counterparts; and each such counterpart hereof shall be deemed to be an original instrument; but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Assignment by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Assignment.

[remainder of page intentionally left blank.]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed and delivered as of the date first written above.

S*BIO Pte Ltd.

By:
Name/Title:

MEI Pharma, Inc.

By:
Name/Title:

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT C

PROGRAM PATENTS

1. PATENTS AND PATENT APPLICATIONS TITLED: “BENZIMIDAZOLE DERlVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”:

Owner	S*BIO Pte Ltd.
Priority Information	US 60/530,890 – 22 December 2003 US 60/504,214 – 22 September 2003
PCT Application Number	PCT/SG2004/000307
PCT Filing Date	21 September 2004
Abstract	The present invention relates to hydroxamate compounds which are inhibitors of histone deacetylase. More particularly, the present invention relates to benzimidazole containing compounds and methods for their preparation. These compounds may be useful as medicaments for the treatment of proliferative disorders as well as other diseases involving, relating to or associated with dysregulation of histone deacetylase (HDAC).

“BENZIMIDAZOLE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
Argentina	P04 01 03390	Awaiting examination	None	21/09/2004

Australia	2004274382 (2004274382)	Granted	Renewal payment due 21/09/2012	21/09/2004	23/06/2011

Brazil	PI0414581-0	Awaiting response to office action filed 06/06/2011	Renewal payment due 21/09/2012	21/09/2004

Canada	2539766	Awaiting Examiners response to office action filed 12/01/2012	Renewal payment due 21/09/2012	21/09/2004

China	200480027330.4 (ZL 200480027330.4)	Granted	Renewal payment due 21/09/2012	21/09/2004	07/10/2009

Europe (see countries below)	04775628.3 (1673349)	EU validation		21/09/2004	30/06/2010

• Austria	1673349		Renewal payment due 21/09/2012

• Belgium	1673349		Renewal payment due 21/09/2012

• Bulgaria	1673349		Renewal payment due 21/09/2012

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“BENZIMIDAZOLE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
• Cyprus	1673349		Renewal payment due 21/09/2012

• Czech Republic	1673349		Renewal payment due 21/09/2012

• Denmark	1673349		Renewal payment due 21/09/2012

• Estonia	1673349		Renewal payment due 21/09/2012

• Finland	1673349		Renewal payment due 21/09/2012

• France	1673349		Renewal payment due 21/09/2012

• Germany	1673349		Renewal payment due 21/09/2012

• Greece	1673349		Renewal payment due 21/09/2012

• Hungary	1673349		Renewal payment due 21/09/2012

• Ireland	1673349		Renewal payment due 21/09/2012

• Italy	1673349		Renewal payment due 21/09/2012

• Luxembourg	1673349		Renewal payment due 21/09/2012

• Monaco	1673349		Renewal payment due 21/09/2012

• Netherlands	1673349		Renewal payment due 21/09/2012

• Poland	1673349		Renewal payment due 21/09/2012

• Portugal	1673349		Renewal payment due 21/09/2012

• Romania	1673349		Renewal payment due 21/09/2012

• Slovak Republic	1673349		Renewal payment due 21/09/2012

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“BENZIMIDAZOLE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
• Slovenia	1673349		Renewal payment due 21/09/2012

• Spain	1673349		Renewal payment due 21/09/2012

• Sweden	1673349		Renewal payment due 21/09/2012

• Switzerland	1673349		Renewal payment due 21/09/2012

• Turkey	1673349		Renewal payment due 21/09/2012

United Kingdom	1673349		Renewal payment due 21/09/2012

India	1034/KOLNP/2006 (246789)	Granted	Renewal payment due 21/09/2012	21/09/2004	16/03/2011

Indonesia	W00200601031 (P0027283)	Granted	None	21/09/2004	17/12/2010

Japan	2006-527948	Issue fee paid 11 July, 2012		21/09/2004

Korea	10-2006-7005698 (10-1127201)	Granted	None	21/09/2004	08/03/2012

Malaysia	Pl20043871 (MY-142589-A)	Granted	None	21/09/2004	15/12/2010

Mexico	PA/A/2006/003190 (267171)	Granted	None	21/09/2004	03/06/2009

New Zealand	545864 (545864)	Granted	None	21/09/2004	08/04/2010

Philippines	1-2006-500519 ( 1-2006-500519)	Granted	None	21/09/2004	20/09/2010

Singapore	200601733-9 (120558)	Granted	Renewal payment due 21/09/2012	21/09/2004	31/10/2007

South Africa	2006/02181 (2006/02181)	Granted	Renewal payment due 21/09/2012	21/09/2004	27/06/2007

Taiwan	093128611 (1349664)	Granted	Renewal payment due 30/09/2012	21/09/2004	01/10/2011

Thailand	093851	Examination requested	None	21/09/2004

USA	10/572,958 (7,781,595)	Granted	None	21/09/2004	24/08/2010

USA	12/814,964	Continuation of 10/572,958. Pending.		21/09/2004

Vietnam	1-2006-00637 (9158)	Granted	None	21/09/2004	15/03/2011

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

2.	PATENTS AND PATENT APPLICATIONS TITLED: “HETEROCYCLIC COMPOUNDS”

Owner	S*BIO Pte Ltd.
Priority Information	US 60/714,827 – 8 September 2005 US 60/783,819 – 21 March 2006
PCT Application Number	PCT/SG2006/000217
PCT Filing Date	1 August 2006
Abstract	The present invention relates to compounds which are inhibitors of histone deacetylase. More particularly, the present invention relates to heterocyclic compounds and methods for their preparation. These compounds may be useful as medicaments for the treatment of proliferative disorders as well as other diseases involving, relating to or associated with enzymes having histone deacetylase (HDAC) activities.

“HETEROCYCLIC COMPOUNDS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
Argentina	P060103353	Awaiting results of substantive examination	None	01/08/2006

Australia	2006201177	Case Accepted	Payment of grant fee	21/03/2006

Brazil	PI0615690-8	Awaiting results of examination	Renewal payment due 01/08/2012	01/08/2006

Canada	2540459	Response to exam report due 27 December 2012	None	21/03/2006

China	200680038327.1	Notice of grant received	Grant fee due 19 August 2012	01/08/2006

Europe (see countries below)	06769700.3 (1937650)	EU validation		01/08/2006	15/06/2011

• Austria	1937650		Renewal payment due 01/08/2012

• Belgium	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Bulgaria	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“HETEROCYCLIC COMPOUNDS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
• Cyprus	1937650		None

• Czech Republic	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Denmark	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Estonia	1937650		None

• Finland	1937650		None

• France	1937650		None

• Germany	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Greece	1937650		None

• Hungary	1937650		None

• Iceland	1937650		None

• Ireland	1937650		None

• Italy	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Latvia	1937650		None

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“HETEROCYCLIC COMPOUNDS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
• Lithuania	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Luxembourg	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Monaco	1937650		None

• Netherlands	1937650		None

• Poland	1937650		None

• Portugal	1937650		None

• Romania	1937650		None

• Slovak Republic	1937650		None

• Slovenia	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Spain	1937650		Renewal payment due 01/08/2012 – instructions forwarded to renewal agent and acknowledged

• Sweden	1937650		None

• Switzerland	1937650		None

• Turkey	1937650		None

• United Kingdom	1937650		None

India	997/KOLNP/2008	Request for examination filed 6 July 2009	None	01/08/2006

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“HETEROCYCLIC COMPOUNDS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
Indonesia	W00200800763	Notice of allowance received	None	01/08/2006

Hong Kong	08114137.7 (HK1123038)	Granted	None	01/08/2006	15/06/2011

Japan	2008-529964 (	Instructions provided for Japanese associate to file response to office action	None	01/08/2006

Malaysia	Pl20063724	Allowed. Awaiting patent deed	None	01/08/2006

Mexico	MX/A/2008/003282 (290912)	Granted	None	01/08/2006	10/10/2011

New Zealand	594108	Divisional of 567083. Response to office action due 15/10/2012.	Response due 15 October 2012	15/07/2011

Philippines	1-2008-500585	Response to office action filed 10/06/2011	None	01/08/2006

Singapore	200802688-2 (141679)	Granted	None	01/08/2006	30/04/2009

South Africa	2008/03017 (2008/03017)	Granted	None	01/08/2006	28/10/2009

South Korea	10-2008-7007856	Request for examination filed 14/07/2011	None	01/08/2006

Taiwan	095128137	Office action issued.	Response to office action due 04/10/2012	01/08/2006

Thailand	0601003641	Request for examination due 19/06/2013	None	01/08/2006

USA	12/065,989 (8,143,282)	Granted	None	01/08/2006	27/03/2012

Vietnam	1-2008-00852	Response to office action filed 29/10/2010	None	01/08/2006

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3.	PATENTS AND PATENT APPLICATIONS TITLED: “COMBINATION OF BENZIMIDAZOLE ANTI-CANCER AGENT AND A SECOND ANTI-CANCER AGENT”

Owner	S*BIO Pte Ltd.
Priority Information	US 60/905,293 – 7 March 2007 US 60/905,299 – 7 March 2007
PCT Application Number	PCT/SG2008/000074
PCT Filing Date	7 March 2008
Abstract

The present invention relates to a pharmaceutical composition for the treatment of cancer as well as methods of treatment of cancer that are based on the finding that certain benzimidazole based anti-cancer agents can be used in combination with a second anti-cancer agent to achieve desirable therapeutic outcomes. More specifically, the present invention relates to a pharmaceutical composition including a benzimidazole based anti-cancer agent and a second anti-cancer agent. The invention also relates to methods of treatment of cancer including administration of a benzimidazole based anti-cancer agent and a second anti-cancer agent to a patient in need thereof.

“COMBINATION OF BENZIMIDAZOLE ANTI-CANCER AGENT AND A SECOND ANTI-CANCER AGENT”
Jurisdiction	Application No.	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
Europe	08724338.2	Pending		07/03/2008

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

4.	Patents and patent applications titled: “IMIDAZO[1,2-A]PYRIDINE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”

Owner	S*BIO Pte Ltd
Priority Information	1. US 60/663,265 - 21 March 2005 2. US 60/759,544 – 18 January 2006
PCT Application Number	PCT/SG2006/000064
PCT Filing Date	20 March 2006
Abstract	The present invention relates to hydroxamate compounds which are inhibitors of histone deacetylase. More particularly, the present invention relates to imidazo[1,2-a]pyridine containing compounds and methods for their preparation. These compounds may be useful as medicaments for the treatment of proliferative disorders as well as other diseases involving, relating to or associated with enzymes having histone deacetylase activities (HDAC).

“IMIDAZO[1,2-A]PYRIDINE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
Australia	2006225355 (2006225355)	Granted	None	20/03/2006	24/03/2011

Canada	2602328	Examination requested 07/02/2011	None	20/03/2006

P.R. China	200680009253.9 (ZL 200680009253.9)	Granted	None	20/03/2006	26/10/2011

Europe	06717188.4	Office action issued 08/03/2012.	Response due 08/09/2012.	20/03/2006

Japan	2008-502953	Office action issued 21/03/2012.	Response due 21/08/2012.	20/03/2006

Republic of Korea	10-2007-7023609	Request for examination filed 25/02/2011.	None	20/03/2006

Malaysia	Pl 20061225	Response to office action filed 19/12/2011.	None	20/03/2006

Mexico	MX/A/2007/011710 (282750)	Granted	None	20/03/2006	11/01/2011

Singapore	200716831-3 (137007)	Granted	None	20/03/2006	30/01/2009

Thailand	0601001258	Examination due 27/01/2016	None	20/03/2006

U.S.A	11/857,807 (7,666,880)	Granted	None	20/03/2006	23/02/2010

U.S.A.	12/651,052	Continuation of 11/857,807 – restriction requirement requested	Response to election of species due 18/08/2012 (extendable to 18/12/2012)	20/03/2006

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

5.	Patents and patent applications titled: “IMIDAZO[1,2-A]PYRIDINE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”

Owner	S*BIO Pte Ltd
Priority Information	Direct PCT Filing
PCT Application Number	PCT/SG2006/000277
PCT Filing Date	20 September 2006
Abstract	The present invention relates to hydroxamate compounds which are inhibitors of histone deacetylase. More particularly, the present invention relates to imidazo[1,2-a]pyridine containing compounds and methods for their preparation. These compounds may be useful as medicaments for the treatment of proliferative disorders as well as other diseases involving, relating to or associated with enzymes having histone deacetylase activities (HDAC).

“IMIDAZO[1,2-A]PYRIDINE DERIVATIVES: PREPARATION AND PHARMACEUTICAL APPLICATIONS”
Jurisdiction	Application No. (Granted No.)	Status	Required Action Within 90 Days	Filing Date or National phase entry date (dd/mm/yyyy)	Grant date (if applicable) (dd/mm/yyyy)
Europe	06784289.8	Response to office action filed 14/04/2011.	Renewal payment due 20/09/2012	20/09/2006

***

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

1.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [            ], 2012, by and among (i) MEI Pharma, Inc., a Delaware corporation (the “Company”), (ii) S*BIO Pte Ltd., a Singapore private limited company (the “Initial Holder”), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12 hereof (collectively, the “Holder Permitted Transferees,” and each individually, a “Holder Permitted Transferee”).

WHEREAS, pursuant to the terms and conditions set forth in that certain Asset Purchase Agreement, dated of even date herewith, between the Company and the Initial Holder (the “Asset Purchase Agreement”), the Initial Holder has agreed to sell to the Company, and the Company has agreed to purchase from the Initial Holder, certain assets and assume from the Initial Holder certain liabilities in exchange for consideration payable in (i) cash and (ii) shares of the Company’s Common Stock, par value $0.00000002 per share (the “Company Common Stock”), all upon the terms and conditions set forth in the Asset Purchase Agreement.

WHEREAS, the terms of the Asset Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Initial Holder to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.     Definitions. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

“Agreement” has the meaning set forth in the Preamble.

“Asset Purchase Agreement” has the meaning set forth in the Preamble.

“Blackout Period” has the meaning set forth in Section 4.1.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York are authorized or obligated by law or executive order to close.

“Closing” and “Closing Date” have the meanings set forth in the Asset Purchase Agreement.

“Company” has the meaning set forth in the Preamble.

“Company Common Stock” has the meaning set forth in the Preamble.

“Confidential Information” has the meaning set forth in Section 13.

2.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Holder Indemnified Person” has the meaning set forth in Section 9.1.

“Holder Permitted Transferee” and “Holder Permitted Transferees” have the meanings set forth in the Preamble.

“Holders” means, collectively, the Initial Holder and the Holder Permitted Transferees; provided, however, that the term “Holders” shall not include the Initial Holder or any of the Holder Permitted Transferees if such Holder ceases to own or hold any Company Common Stock.

“Initial Holder” has the meaning set forth in the Preamble.

“Loss” has the meaning set forth in Section 9.1.

“Mandatory Registration Termination Date” has the meaning set forth in Section 3.2.

“Majority Holders” means, at the relevant time of reference thereto, those Holders holding more than fifty percent (50%) of the Registrable Shares held by all of the Holders.

“Qualifying Holder” has the meaning set forth in Section 12.

“Registrable Shares” means any shares of Company Common Stock issued or issuable pursuant to the Asset Purchase Agreement.

“Registration Statement” has the meaning set forth in Section 3.1.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Suspension Period” has the meaning set forth in Section 11.

2.     Effectiveness; Termination. This Agreement shall become effective and legally binding only if the Closing occurs. This Agreement shall terminate and be of no further force and effect, automatically and without any action being required of any party hereto, upon the termination of the Asset Purchase Agreement.

3.	Mandatory Registration.

3.1. Within thirty (30) calendar days after the Closing Date, the Company will prepare and file with the SEC a registration statement on Form S-3, or any other available form if the Company is not eligible to use Form S-3, covering the resale by the Holders of all of the

3.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Registrable Shares in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”). The Company agrees to use commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable after the filing thereof, and in no event later than ninety (90) calendar days following the Closing Date.

3.2. The Company will use commercially reasonable efforts to keep the Registration Statement effective until such date that is the earlier of (i) the date as of which all of the Holders may sell all of the Registrable Shares to the public without restriction pursuant to Rule 144(b)(1) (or the successor rule thereto) promulgated under the Securities Act, (ii) the date when all of the Registrable Shares registered thereunder shall have been sold pursuant to the Registration Statement or Rule 144, or (iii) the one-year anniversary of the Closing Date (such date is referred to herein as the “Mandatory Registration Termination Date”). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto). The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

3.3. The Company shall not, and shall not agree to, allow the holders of any securities of the Company, other than holders of the Registrable Shares, to include any of their securities in the Registration Statement under Section 3.1 hereof or any amendment or supplement thereto without the consent of the Majority Holders. In addition, the Company shall not offer any securities for its own account or the account of others in the Registration Statement under Section 3.1 hereof or any amendment or supplement thereto without the consent of the Majority Holders; provided, however, that the Company at all times reserves the right to provide registration rights, pursuant to a separate registration statement, to the holders of any securities of the Company.

4.	Filings, Etc.

4.1. The Company shall prepare and file the Registration Statement as required pursuant to Section 3.1 hereof, and shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, and in no event later than ninety (90) calendar days following the Closing Date. The Company shall notify the Holders by facsimile or e-mail (as provided by Holders) as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective and shall simultaneously provide the Holders with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

5.     Obligations of the Company. In connection with the Company’s obligations under Sections 3 and 4 hereof to file the Registration Statement with the SEC and to use commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

5.1. Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

4.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

5.2. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 5.1 above) as the Holders may reasonably request in order to facilitate the disposition of such Holders’ Registrable Shares;

5.3. Notify the Holders, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Holder) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; upon such notification by the Company, the Holders will not offer or sell Registrable Shares until the Company has notified the Holders that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the Holders (it being understood and agreed by the Company that the foregoing clause shall in no way diminish or otherwise impair the Company’s obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 5.3 and deliver copies of same as above provided in Section 5.2 hereof);

5.4. Promptly respond to any and all comments received from the SEC, with a view towards causing the Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, and, subject to the Company’s obligation to promptly prepare a prospectus amendment or supplement as provided in Section 5.3, file an acceleration request as soon as practicable, but no later than five (5) business days, following the resolution or clearance of all SEC comments or, if applicable, notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review;

5.5. Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such states where such registration and/or qualification is required as shall be reasonably requested by a Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the Holders, then the Holders shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

5.6. Subject to the terms and conditions of this Agreement, use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable

5.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

moment and notify each holder of Registrable Shares of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose;

5.7. Permit a single firm of counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at Holders’ own cost, a reasonable period of time prior to their filing with the SEC (not less than five (5) business days) and use commercially reasonable efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least (2) business days prior to the expected filing date) and will not request acceleration of such Registration Statement without prior notice to such counsel;

5.8. Use commercially reasonable efforts to cause all the Registrable Shares covered by the Registration Statement to be listed on the NASDAQ Capital Market, or such other securities exchange on which the Company’s common stock is then listed; and

5.9. Comply with all requirements of the Financial Industry Regulatory Authority, Inc. with regard to the issuance of the Registrable Shares and the listing thereof on the NASDAQ Capital Market, and engage a transfer agent and registrar to maintain the Company’s stock ledger for all Registrable Shares covered by the Registration Statement not later than the effective date of the Registration Statement.

6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement. Each Holder shall promptly notify the Company of any changes in the information furnished to the Company.

7. Expenses of Registration. All expenses incurred by the Company in connection with the registration of the Registrable Shares pursuant to this Agreement, including, without limitation, all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company. Any expenses incurred by a Holder, including, without limitation, fees and disbursements of counsel for such Holder or any brokerage and other selling commissions and discounts, shall be borne by such Holder.

8. Delay of Registration. The Holders shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement. In the event such a delay occurs, the dates by which the Registration Statement is required to be filed and become effective pursuant to this Agreement shall be extended by the same number of days of such delay.

9.	Indemnification.

9.1. The Company will indemnify and hold harmless each Holder and each person who controls each Holder within the meaning of the Securities Act or the Exchange Act, if any (in each case, a “Holder Indemnified Person”), against any loss, claim, damage or liability

6.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(“Loss”), to which such Holder Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Loss arises out of or is based upon (i) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 9.1 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by a Holder, any underwriter for such Holder or controlling person with respect to such Holder, or any breach by any Holder of this Agreement or the Asset Purchase Agreement, related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement or the Asset Purchase Agreement respecting sales of the Company Common Stock.

9.2. Each Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other Holders against any Loss to which the Company or any such director, officer, controlling person, or such other Holder may become subject to, under the Securities Act or otherwise, insofar as such Loss arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus; and provided, further, however, that the indemnity agreement contained in this Section 9.2 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of those Holder(s) against which the request for indemnity is being made.

9.3. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other

7.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties and the indemnified parties. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim. The failure to notify an indemnifying party promptly of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9, except to the extent the indemnifying party is actually prejudiced in its ability to defend such action.

9.4. If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Loss as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

10.   Reports Under The Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Company Common Stock to the public without registration until the Mandatory Registration Termination Date, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Holder owns any Company Common Stock, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and (iv) to furnish such other information as may be reasonably requested to permit the Holders to sell Registrable Shares pursuant to Rule 144 without registration.

11.   Suspension. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that continued use by the Holders of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the

8.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Holders of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the Holders to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the “Suspension Period”) of not more than forty-five (45) days after delivery by the Company of the certificate referred to above in this Section 11; provided that the Company shall be entitled to no more than two (2) such Suspension Periods during any twelve (12) month period. During the Suspension Period, none of the Holders shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). The Company shall use commercially reasonable efforts to terminate any Suspension Period as promptly as practicable.

12.   Transfer of Registration Rights. None of the rights of any Holder under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A hereto. For purposes of this Section 12, the term “Qualifying Holder” shall mean, with respect to any Holder, (a) any corporation, partnership controlling, controlled by, or under common control with, such Holder or any partner thereof, or (b) any other direct transferee from such Holder of at least 25% of those Registrable Shares held by such Holder. None of the rights of any Holder under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to immediately resell such Registrable Shares pursuant to Rule 144(b)(1) of the Securities Act or any other exemption from the registration provisions of the Securities Act. After any transfer in accordance with this Section 12, the rights and obligations of a Holder as to any transferred Registrable Shares shall be the rights and obligations of the Holder Permitted Transferee holding such Registrable Shares.

13.   Confidentiality of Records. Each Holder agrees not to disclose any material non-public information provided by the Company in connection with a registration (including, without limitation, the contemplated filing and timing of filing of a Registration Statement).

14.   Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

15.	Miscellaneous.

15.1. This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company.

15.2. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 12 hereof are satisfied.

9.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

15.3. This Agreement shall be binding upon and inure to the benefit of any transferee of any of the Company Common Stock provided that the terms and conditions of Section 12 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Holder shall cease to own any Company Common Stock, all of such Holder’s rights under this Agreement shall immediately terminate.

15.4. All notices and communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by facsimile or email, provided that the facsimile or email is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

If to the Company:

MEI Pharma, Inc.

11975 El Camino Real, Suite 101

San Diego, California 92130

USA

Attention: Chief Executive Officer

Telephone: (858) 792-6300

Facsimile: (858) 792-5406

Email: dgold@meipharma.com

With a copy to:

Morgan, Lewis & Bockius LLP

101 Park Avenue, 40th Floor

New York, NY 10178

USA

Attention: Steven A. Navarro

Telephone: +1 (212) 309-6147

Fax: +1 (212) 309-6001

IF TO THE INITIAL HOLDER:

S*BIO Pte Ltd.

c/o EDBI

250 North Bridge Rd #28-00 Raffles City Tower

Singapore 179101

Telephone: +65 6832 6326

Facsimile: +65 6832 6838

Email: hengtong@edbi.com

Attention: Heng Tong Choo

10.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

with a copy to:

Cooley LLP

4401 Eastgate Mall

San Diego, CA 92121

USA

Telephone: +1 (858) 550-6000

Facsimile: +1 (858) 550-6420

Email: adamsjk@cooley.com

Attention: Jane K. Adams

15.5. Any person may change the address to which correspondence to it is to be addressed by notification as provided for herein.

15.6. The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction, without the necessity of showing economic loss and without any bond or other security being required.

15.7. This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

11.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, each Holder and the Company have caused their respective signature pages to this Registration Rights Agreement to be duly executed as of the day and year first above written.

MEI PHARMA, INC.

Name:
Title:

[Signature Page to Registration Rights Agreement]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, each Holder and the Company have caused their respective signature pages to this Registration Rights Agreement to be duly executed as of the day and year first above written.

S*BIO PTE LTD.

Name:
Title:

[Signature Page to Registration Rights Agreement]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Instrument of Adherence

Reference is hereby made to that certain Registration Rights Agreement, dated as of [            ], 2012, among MEI Pharma, Inc., a Delaware corporation (the “Company”), the Initial Holder and the Holder Permitted Transferees, as amended and in effect from time to time (the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

The undersigned, in order to become the owner or holder of [             ] shares of the Company’s Common Stock, par value $0.00000002 per share, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of a Holder Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Holder Permitted Transferees. The notice information for purposes of the Registration Rights Agreement is provided below. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

Executed as of the date set forth below under the laws of New York.

[NAME OF HOLDER]

By:
Name:
Title:
Date:

Address for notice:

Telephone:
Facsimile:
Email:

Accepted:

MEI PHARMA, INC.

By:
Name:
Title:
Date:

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT E

PROGRAM COMPOUND STRUCTURES

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT F

IND ACKNOWLEDGMENT LETTER

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

August 1, 2012

CONFIDENTIAL

Yolanda G. Adkins, RN MSN

Regulatory Project Manager

Division of Drug Oncology Products

FDA/ CDER/ OND/ OODP

Central Document Room

5901-B Ammendale Road

Beltsville, MD 20705

Re:	IND 79,597: SB939 Capsules
S/N 0054: Transfer of IND Ownership

Dear Ms. Adkins:

Effective xx xx 2012, MEI Pharma, Inc. (MEI), located at 11975 El Camino Real, Suite 101, San Diego, CA 92130 is accepting ownership of IND 79,597 for SB939 Capsules and all rights and responsibilities from S*BIO Pte Ltd located at 1 Science Park Road, #05-09 The Capricorn, Singapore Science Park II, Singapore 117528.

MEI Pharma, Inc. is in possession of the complete IND and all amendments and correspondence with the FDA regarding this application.

All future correspondence regarding this IND should be addressed to the following MEI contact person:

Robert D. Mass, MD

Chief Medical Officer

MEI Pharma, Inc.

11975 El Camino Real, Suite 101

San Diego, CA 92130

BMass@MEIPharma.com

Mobile: 415-497-2225

11975 El Camino Real, Suite 101, San Diego, CA 92130-2541

Tel: 858 792 6300 Fax: 858 792 5460 Website: www.MEIPharma.com

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IND 79,597

We consider this information confidential and respectfully requests that the data and information submitted not be publicly disclosed, consistent with 21 CFR 312.130. If the FDA has any questions regarding the material presented in this submission, please contact Robert Mass, M.D. by telephone at (415) 497-2225 or email at BMass@MEIPharma.com.

Sincerely,

Robert Mass, M.D.

Chief Medical Officer

Attachments

11975 El Camino Real, Suite 101, San Diego, CA 92130-2541

Tel: 858 792 6300 Fax: 858 792 5460 Website: www.marshalledwardsinc.com

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT G

IND LETTER

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Xx, xx 2012

CONFIDENTIAL

Yolanda G. Adkins, RN MSN

Regulatory Project Manager

Division of Drug Oncology Products

FDA/ CDER/ OND/ OODP

Central Document Room

5901-B Ammendale Road

Beltsville, MD 20705

Re:	IND 79,597: SB939 Capsules

SIN 0054: Transfer of IND Ownership

Dear Ms. Adkins:

Effective xx xx 2012 S*BIO Pte Ltd (1 Science Park Road, #05-09 The Capricorn, Singapore Science Park II, Singapore 117528) is transferring ownership of IND 79,597 for SB939 Capsules and all rights and responsibilities to MEI Pharma, Inc. (MEI), located at 11975 El Camino Real, Suite 101, San Diego, CA 92130.

MEI is in possession of the complete IND and all amendments and correspondence with the FDA regarding this application.

All future correspondence regarding this IND should be addressed to the following contact person:

Robert D. Mass, MD

Chief Medical Officer

MEI Pharma, Inc.

11975 El Camino Real, Suite 101

San Diego, CA 92130

BMass@MEIPharma.com

Mobile: 415-497-2225

SBIO INC

4200 Park Blvd., PMB #283 Oakland, CA 94602, USA

Tel: +1 (650) 235 5539 Fax: +1 (650) 730 2866 Website: www.sbio.com

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

If you have any questions regarding this, please contact me by telephone at (650) 235-5539, facsimile at (650) 730-2866, or e-mail at lynn_nicole@sbio.com.

Sincerely,

Lynn Nicole

Senior Director, Regulatory Affairs and Quality Assurance

Enclosures (in triplicate):

FDA Form 1571

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

12.	CONTENTS OF APPLICATION

This application contains the following items: (Check all that apply)

☒ 1. Form FDA 1571 [21 CFR 312.23(a)(1)]
☐ 2. Table of Contents [21 CFR 312.23(a)(2)]
☐ 3. Introductory statement [21 CFR 312.23(a)(3)]
☐ 4. General Investigational plan [21 CFR 312.23(a)(3)]
☐ 5. Investigator’s brochure [21 CFR 312.23(a)(5)]
☐ 6. Protocol(s) [21 CFR 312.23(a)(6)]
☐ a. Study protocol(s) [21 CFR 312.23(a)(6)]
☐ b. Investigator data [21 CFR 312.23(a)(6)(iii)(b)] or completed Form(s) FDA 1572
☐ c. Facilities data [21 CFR 312.23(a)(6)(iii)(b)] or completed Form(s) FDA 1572
☐ d. Institutional Review Board data [21 CFR 312.23(a)(6)(iii)(b)] or completed Form(s) FDA 1572
☐ 7. Chemistry, manufacturing, and control data [21 CFR 312.23(a)(7)]
☐ Environmental assessment or claim for exclusion [21 CFR 312.23(a)(7)(iv)(e)]
☐ 8. Pharmacology and toxicology data [21 CFR 312.23(a)(8)]
☐ 9. Previous human experience [21 CFR 312.23(a)(9)]
☐ 10. Additional information [21 CFR 312.23(a)(10)]

13. IS ANY PART OF THE CLINICAL STUDY TO BE CONDUCTED BY A CONTRACT RESEARCH ORGANIZATION? ☐ YES ☐ NO

IF YES, WILL ANY SPONSOR OBLIGATIONS BE TRANSFERRED TO THE CONTRACT RESEARCH ORGANIZATION? ☐ YES ☐ NO

IF YES, ATTACH A STATEMENT CONTAINING THE NAME AND ADDRESS OF THE CONTRACT RESEARCH ORGANIZATION, IDENTIFICATION OF THE CLINICAL STUDY, AND A LISTING OF THE OBLIGATIONS TRANSFERRED.

14. NAME AND TITLE OF THE PERSON RESPONSIBLE FOR MONITORING THE CONDUCT AND PROGRESS OF THE CLINICAL INVESTIGATIONS Andrew Dorr, M.D., Acting Chief Medical Officer, S*BIO Pte. Ltd.

15. NAME(S) AND TITLE(S) OF THE PERSON(S) RESPONSIBLE FOR REVIEW AND EVALUATION OF INFORMATION RELEVANT TO THE SAFETY OF THE DRUG Andrew Dorr, M.D., Acting Chief Medical Officer, S*BIO Pte. Ltd.
I agree not to begin clinical investigations until 30 days after FDA’s receipt of the IND unless I receive earlier notification by FDA that the studies may begin. I also agree not to begin or continue clinical Investigations covered by the IND if those studies are placed on clinical hold. I agree that an Institutional Review Board (IRB) that complies with the requirements set fourth in 21 CFR Part 56 will be responsible for initial and continuing review and approval of each of the studies in the proposed clinical investigation. I agree to conduct the investigation In accordance with all other applicable regulatory requirements.

16. NAME OF SPONSOR OR SPONSOR’S AUTHORIZED REPRESENTATIVE Lynn Nicole	17. SIGNATURE OF SPONSOR OR SPONSOR’S AUTHORIZED REPRESENTATIVE

18. ADDRESS (Number, Street, City, State and Zip Code) 4200 Park Blvd., PMB #283 Oakland, CA 94602	19. TELEPHONE NUMBER (Include Area Code) (650) 235-5539	20. DATE

(WARNING: A willfully false statement is a criminal offense. U.S. C. Title 18, Sec. 1001.)

Public reporting burden for this collection of information is estimated to average 100 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to:

Department of Health and Human Services Food and Drug Administration Center for Drug Evaluation and Research Central Document Room 5901-B Ammendale Road Beltsville, MD 20705-1266	Department of Health and Human Services Food and Drug Administration Center for Biologics Evaluation and Research (HFM-99) 1401 Rockville Pike Rockville, MD 20852-1448	“An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a currently valid OMB control number.”

Please DO NOT RETURN this application to this address.

FORM FDA 1571 (4/06)	PREVIOUS EDITION IS OBSOLETE.	PAGE 2 OF 2

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 2.1(c)

REGULATORY MATERIALS

SBIO INC OFFISTE DOCUMENT STORAGE

MASTER INVENTORY LIST

QA = Quality Assurance

RA = Regulatory Affairs

CO = Clinical Operations

SBIO Box ID	Contents

Crown Reference Box Name

QUALITY ASSURANCE

QA002	SB939 Stability Files	SB939-0l

QA026	SB939 Executed Batch Records (SAI through DBDE8002)	SB939-02

QA027	SB939 Executed Batch Records (SAI and KPPT through 080325)	SB939-03

QA028	SB939 Executed Batch Records (KPPT through 100906)	SB939-04

QA051	DR-0007, MSDS SB939, SAl SB939 Starting materials file, DR-0002, SB939 shipping slip and acknowledgements, CCR-0079, Albany SB939 starting materials & test methods, KPPT SB939 and SAI SB939 process files, KPPT General inventory file (includes SB939), SB939 Stability records (KPPT)	SB939-05

QA052	SB939 shipping records, KPPT SB939 inventory records, SB939 Analytical validation reports (SAl and KPPT, Sunnybrook), SB939 Sai change control documents files, SB939 SBIO program & Site file Audit 2008, MPI PK samples destruction file (SB939), SB939 Specifications folders (SAl & KPPT), SB939 Reference standards files, Impurity profile folders (SAl and AMRI), SB939 intermediates Specs, Change control files (SB939), CCR-0008, 0011, 0022, 0026, Albany SB939 discrepancy reports, SAl SB939 Discrepancy reports

QA053	SB939 Drug product Stability data (KPPT)	SB939-06
US001	SB 939 Stability Data received after documents archived. To be incorporated into SB939 Stability Files	SB939-07

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

REGULATORY AFFAIRS

RA011	SB939 US IND SN0000 v.l-v.6	SB939-08

RA012	SB939 US IND SN0000 v.7-SN0006	SB939-09

RA013	SB939 US IND SN0007-SN0020 v.3	SB939-10

RA014	SB939 US IND SN0020 v.4-SN0035	SB939-11

RA018	SB939 SG HSA Files 08JAN07-09APR07 & 16JUL09-30AUG10	SB939-12

RA019	SB939 SG HSA Files 13APR07-15JUL09	SB939-13

RA025	SB939 US IND Files, Chron log, SN0036SN-0053	SB939-14

CLINICAL OPERATIONS

CO049	SB939-2006-001 Trial Master Files - Site Level (Chuah and Toh)	SB939-15

CO050	SB939-2006-001 Trial Master Files - Site Level (Koh)	SB939-16

CO051	SB939 Investigator Sponsored Studies Trials	SB939-17

CO053	SB939-2006-001 Trial Master File - Site Level (Wilding)	SB939-18

CO054	SB939-2006-001 Trial Master File - Site Level (Garcia Manero 1 of 2)	SB939-19

CO055	SB939-2006-001 Trial Master File - Site Level (Garcia Manero 2 of 2)	SB939-20

CO056	SB939-2006-001 Pharmanet Trial Master Files - Safety (Box 1 of 6)	SB939-21

CO057	SB939-2006-001 Pharmanet Trial Master Files - Safety (Box 2 of 6)	SB939-22

CO058	SB939-2006-001 Pharmanet Trial Master Files - Safety (Box 3 of 6)	SB939-23

CO059	SB939-2006-001 Pharmanet Trial Master Files - Safety (Box 4 of 6)	SB939-24

CO060	SB939-2006-001 Pharmanet Trial Master Files - Safety (Box 5 of 6)	SB939-25

CO061	SB939-2006-001 Pharmanet Trial Master Files - Safety (Box 6 of 6)	SB939-26

CO062	SB939-2006-001 Trial Master File - Protocol Level	SB939-27

CO063	SB939-2006-001 Trial Master File - Protocol Level	SB939-28

CO064	SB939-2006-001 Pharmanet Trial Master Files - Data Management (1 of 2)	SB939-29

CO070	SB939-2006-001 Pharmanet Trial Master Files - Data Management (2 of 2)	SB939-30

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

CO071	SB939-2006-001 PK Analysis	SB939-31

US00l	SB939-2006-001 Miscellaneous TMF documents received after archival (to be incorporated into TMF)

Nonclinical and Research

Index

PKDM19	Vivo pharma Study reports related to SB939 efficacy studies in animal models, Phase 1 SB939 protocol/study reports	SB939-32

PKDM28	SB1304, SB1354 Internal study reports	SB939-33

PKDM23	SB939 CMC files from SAI Advantium, India	SB939-34

PKDM18	SB939 Internal study reports in three binders	SB939-35

PKDM26	SB939 CMC files from AMRI, USA (phase 1 API manufacturing)	SB939-36

PKDM21	SB939 MPI toxicology study reports	SB939-37

PKDM22	SB939 MPI toxicology study reports and Bioanalytical validation reports	SB939-38

PKDM25	SB939 MPI toxicology reports	SB939-39

PKDM29	SB1354 and SB939 study reports	SB939-40

PKDM20	SB939 Phase 1 study reports and related documents	SB939-41

PKDM24	SB939 Internal study reports	SB939-42

PKDM30	MPI Research Study	SB939-43

PKDM31	MPI Research Study	SB939-44

PKDM32	MPI Research Study	SB939-45

PKDM34	MPI tox study reports	SB939-46

CD29	Chemistry Lab books	SB939-47

CD30	SB939 CMC & SB939 Combination Studies	SB939-48

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 2.l(d)

INVENTORY

API:

Lot DBDERP8001 – 4.27 kg (Sai)

Lot DBDE8002 – 0.98 kg (Sai) and 1.75 kg (KPPT)

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 2.9

PURCHASE PRICE ALLOCATION

Purchased Asset	Value
Patents	$500,000
Other supplies and materials	$0

Total	$500.000

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 7.5

PENDING AND IN-PROCESS PUBLICATIONS

1.	Abstract submitted to European Society for Medical Oncology (ESMO)

Final Results of a Phase II Study of SB939 in Patients with Recurrent or Metastatic Castration Resistant Prostate Cancer (CRPC).

Authors: B.J. Eigl, S. North, N. Murray, D. Heng, E. Winquist, J. Powers, W. Walsh, E. Eisenhauer, J. Squire, M. Cox, K.N. Chi

2.	Being submitted for the EORTC-NCI-AACR meeting in November.

A phase I study of histone deacetylase inhibitor, SB939, in pediatric patients with refractory solid tumors.

Authors: Alexandra P. Zorzi, Mark Bernstein, Yvan Samson, Donna Wall, Sunil Desai, Nancy Wainman, Elizabeth Eisenhauer, Sylvain Baruchel

3.	Accepted for Publication in Blood Cancer Journal (Nature Publications Group)

The oral HDAC inhibitor pracinostat (SB939) is efficacious and synergistic with the JAK2 inhibitor pacritinib (SB1518) in preclinical models of AML.

Authors: Veronica Novotny-Diermayr, Stefan Hart, Kee Chuan Goh, Albert Cheong, Lai-Chun Ong, Hannes Hentze, Mohammed Khalid Pasha, Ramesh Jayaraman, Kantharaj Ethirajulu, Jeanette M. Wood

4.	Additional publications under consideration or in early preparation:

a.	MD Anderson and others plan eventually to publish SB939 trial arm B data (hematological malignancies)

b.	MD Anderson and others may eventually publish SB939 trial arm C data (MDS patients treated with combination SB939 and vidaza)

c.	NCIC plans to publish a study on the SB939 pediatric formulation led by Elizabeth Eisenhauer

d.	NCIC plans to publish and/or present the clinical data from the Sarcoma study

e.	[*CONFIDENTIAL*]

f.	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

S*BIO PTE LTO.

DISCLOSURE SCHEDULE

This disclosure schedule (“Disclosure Schedule”) is being furnished by S*BIO Pte Ltd. (“Seller”) to MEI Pharma, Inc. (“Purchaser”) in connection with the execution and delivery of that certain Asset Purchase Agreement dated as of August 7, 2012 between Seller and Purchaser (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Disclosure Schedule shall have the respective meanings assigned to them in the Agreement.

No reference to or disclosure of any item or other matter in this Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in this Disclosure Schedule. No information set forth in this Disclosure Schedule shall be deemed to be an admission of any violation of law or regulation or breach of any agreement.

This Disclosure Schedule and the information and disclosures contained in this Disclosure Schedule are intended only to qualify and limit the representations, warranties and covenants of Seller contained in the Agreement.

The information and disclosures contained in each section of this Disclosure Schedule shall be deemed to be disclosed in such other sections of this Disclosure Schedule to the extent it is reasonably apparent on its face and without further inquiry that such information and disclosures are intended to qualify the representations and warranties corresponding to such other sections of this Disclosure Schedule.

The bold-faced headings contained in this Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule.

1.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.2

AUTHORITY RELATIVE TO THIS AGREEMENT

1.     Prior to Closing, Seller’s shareholders must pass an ordinary resolution (the “Ordinary Resolution’’) pursuant to Section 160 of the Companies Act, Chapter 50 of Singapore (the “Companies Act’’) at an extraordinary general meeting (“EGM’’) of Seller’s shareholders convened by written notice signed and issued by a director of Seller and delivered to each Seller shareholder. Passage of the Ordinary Resolution requires the approval of a simple majority of the members present and voting at the EGM.

2.     Pursuant to Clause 3(G) of the Amended and Restated Shareholders’ Agreement dated 30 November 2011 among Biomedical Sciences Investment Fund Pte Ltd, Pharmbio Growth Fund Pte Ltd, Novartis BioVentures Ltd, Lacuna-Biotech, Zurcher Kantonalbank, Aravis Biotech II L.P., Mitsui & Co. Global Investment Ltd (for and on behalf of Mitsui Ventures Global Fund) and Onyx Pharmaceuticals, Inc., and Article 64(B) of Seller’s articles of association, prior to Closing, holders of at least 75% percent of Seller’s Series C CRPS must approve the Transaction and the material terms of the Agreement.

2.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.3

NO CONFLICT

Reference is made to Schedule 3.2.

3.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.4

REQUIRED FILINGS AND CONSENTS

Reference is made to Schedule 3.2.

4.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.5

TITLE TO PURCHASED ASSETS

1.     Seller will retain, and will not sell, convey, transfer, assign or deliver the Laboratory Notebooks (other than the information contained in the Program Notebooks) to Purchaser.

2.     [*CONFIDENTIAL*]

5.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(a)

PROGRAM PATENTS

[SEE EXHIBIT C TO THE AGREEMENT]

6.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(a) (continued)

DISCLOSURE AND OWNERSHIP OF PROGRAM PATENTS

None.

7.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(b)(i)

DISCLOSURE OF AGREEMENTS

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

8.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(b)(ii)

ROYALTIES

Reference is made to item 2 of Schedule 3.5.

9.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(c)

NO THIRD PARTY RIGHTS IN PROGRAM TECHNOLOGY

Reference is made to item 2 of Schedule 3.5.

10.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(d)

PATENTS

None.

11.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(g)

EMPLOYEE, CONSULTANT AND CONTRACTOR AGREEMENTS

Reference is made to item 2 of Schedule 3.5.

12.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.6(h) [THREE PAGES OF THIS SCHEDULE HAVE BEEN REDACTED]

NO GOVERNMENT FUNDING

1.	[*CONFIDENTIAL*]

2.	[*CONFIDENTIAL*]

13.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.7 [TWO PAGES OF THIS SCHEDULE HAVE BEEN REDACTED]

CONTRACTS

[*CONFIDENTIAL*]

1.	[*CONFIDENTIAL*]

2.	[*CONFIDENTIAL*]

3.	[*CONFIDENTIAL*]

4.	[*CONFIDENTIAL*]

5.	[*CONFIDENTIAL*]

6.	[*CONFIDENTIAL*]

7.	[*CONFIDENTIAL*]

8.	[*CONFIDENTIAL*]

9.	[*CONFIDENTIAL*]

10.	[*CONFIDENTIAL*]

11.	[*CONFIDENTIAL*]

12.	[*CONFIDENTIAL*]

13.	[*CONFIDENTIAL*]

14.	[*CONFIDENTIAL*]

15.	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

14.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

16.	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

17.	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

[*CONFIDENTIAL*]                     [*CONFIDENTIAL*]

18.	[*CONFIDENTIAL*]

19.	[*CONFIDENTIAL*]

20.	[*CONFIDENTIAL*]

21.	[*CONFIDENTIAL*]

22.	[*CONFIDENTIAL*]

23.	[*CONFIDENTIAL*]

24.	[*CONFIDENTIAL*]

15.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.8

COMPLIANCE WITH LAWS

None.

16.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.11

INVENTORY

API (Drug Substance):

Lot DBDERP8001 – 4.27 kg (Sai)

Lot DBDE8002 – 0.98 kg (Sai) and 1.75 kg (KPPT)

17.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.12

CLAIMS AND PROCEEDINGS

None.

18.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.14

NO FINDER

1.	ThinkEquity, LLC is entitled to receive a fee from Seller in connection with the Acquisition.

2.	Seller’s Acting Chief Executive Officer and Seller’s Consulting Vice President, Business Development, are entitled to receive bonus compensation from Seller in connection with the Acquisition.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.18

TAXES

Under each of the following agreements, Seller and the applicable counterparty thereto agreed to share equally any transfer taxes imposed as a result of the transactions contemplated by such agreement:

1.	Asset Purchase Agreement dated April 18, 2012, between Seller and Cell Therapeutics, Inc.

2.	Asset Purchase Agreement dated May 10, 2012, between Seller and Verastem, Inc.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule 3.18(h)

TAX JURISDICTIONS

1.	Australia

2.	Singapore

3.	United States of America

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Schedule 2.5: Technology Transfer Plan [4 PAGES HAVE BEEN REDACTED]

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Schedule 4.3.2: Essential Development Elements

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Schedule 7.1: Existing Product and Compound Available for Transfer to Licensee

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Schedule 7.3: Existing Product and Compound to be Retained by Licensor

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